                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants [X]

Filed by a Party other than the Registrants [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                Joint filing by:

        INTERNATIONAL SPEEDWAY CORPORATION and PENSKE MOTORSPORTS, INC.
--------------------------------------------------------------------------------
             (Name of Each Registrant as Specified in its Charter)

        INTERNATIONAL SPEEDWAY CORPORATION and PENSKE MOTORSPORTS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          (A) Penske Motorsports, Inc. common stock, par value $0.01 per share ("Penske Motorsports Common Stock").

           (B) PSH Corp. common stock, par value $0.01 per share ("PSH Common Stock").
       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          (A) 6,029,623 shares of Penske Motorsports Common Stock as of May 14, 1999.

          (B)  806 shares of PSH Common Stock as of June 2, 1999.
       -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (A) The per unit price of each share of Penske Motorsports Common Stock is $48.375. This amount is the average of the high and low prices per share of Penske Motorsports Common Stock as quoted on the Nasdaq National Market System on May 27, 1999.

           (B) The per unit price of each share of PSH Common Stock is $189,554.75. This amount is the sum of (x) $116,156.95 (which represents the cash payment for each share of PSH Common Stock to be transferred to stockholders of PSH Corp. in the transaction) and (y) $73,397.80 (which represents 70% of the book value per share of PSH Common Stock which was $104,854.00 as of May 28, 1999, the latest practicable date prior to the date of filing). There is no market for PSH Common Stock. PSH Corp., International Speedway, Penske Performance, Inc. and Penske Corporation have entered into an Agreement and Plan of Merger, dated as of May 10, 1999 (the "PSH Merger Agreement"). Pursuant to the PSH Merger Agreement, in the merger contemplated thereby, each share of PSH Common Stock will be converted into the right to receive $116,156.95 in cash which represents 30% of the value of each share of PSH Common Stock and a fraction of a share of International Speedway Corporation Class A Common Stock which represents 70% of the value of each share of PSH Common Stock.

     (4)  Proposed maximum aggregate value of transaction:

          $444,464,141.13 ((line (3)(A) multiplied by line (2)(A)) plus (line
          (3)(B) multiplied by line (2)(B)))
       -------------------------------------------------------------------------

     (5)  Total fee paid:

          $88,892.83 1/50 of 1% of line (4)) (fee paid by wire transfer in two installments, the first on June 2, 1999 and the second on June 3,
          1999).
       -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

     (3)  Filing Party:

       -------------------------------------------------------------------------

     (4)  Date Filed:

       -------------------------------------------------------------------------

                       INTERNATIONAL SPEEDWAY CORPORATION
                   1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD
                          DAYTONA BEACH, FLORIDA 32114

[ISC LOGO]       TO THE STOCKHOLDERS OF INTERNATIONAL SPEEDWAY:


     International Speedway Corporation has agreed to acquire Penske Motorsports, Inc. At a special meeting of stockholders of International Speedway on July 26, 1999, you will be asked to vote upon the following matters in connection with the acquisition:


     - the issuance of up to 7,755,000 shares of International Speedway class A common stock in the merger of Penske Motorsports with and into 88 Corp., a wholly owned subsidiary of International Speedway;

     - the issuance of up to 5,260,000 shares of International Speedway class A common stock in the merger of PSH Corp., the owner of approximately 56% of Penske Motorsports, with and into International Speedway; and

     - an amendment to the International Speedway Amended and Restated Articles of Incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board.

     If the amendment is approved, after the merger the board will expand its size to eighteen members and designate three new directors to serve on the board. These directors will be Roger Penske, Gregory Penske and Walter Czarnecki, all of whom are currently directors of Penske Motorsports.

     The board believes that the merger represents a unique strategic fit between two companies with similar business operations and complementary geographical presence and growth strategies. The board also believes that the merger should result in a number of important advantages for International Speedway stockholders.
     The board has unanimously approved the merger agreement, the merger, the issuance of shares of International Speedway class A common stock and the amendment to the articles of incorporation described above.
     Members of the France family, who hold a majority of the votes represented by the International Speedway class A and class B common stock, have agreed to vote in favor of the proposals.

     Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Voting instructions are included in the accompanying Joint Proxy Statement/Prospectus.


     The accompanying Joint Proxy Statement/ Prospectus also provides you with detailed information about the proposed merger. We encourage you to read it carefully in its entirety. In addition, you may obtain information about our company from documents that we have filed with the Securities and Exchange Commission. To find out how to obtain these documents, see "Where You Can Find More Information" on page 74.


Sincerely,
/s/ William C. France

William C. France
Chairman of the Board and
Chief Executive Officer


     FOR A DISCUSSION OF RISK FACTORS WHICH YOU SHOULD CONSIDER IN EVALUATING THE MERGER, SEE "RISK FACTORS" BEGINNING ON PAGE 12.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED THE INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK TO BE ISSUED IN THE MERGER OR THE PSH MERGER OR DETERMINED WHETHER THIS JOINT PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     The accompanying Joint Proxy Statement/Prospectus is dated June 21, 1999 and is first being mailed to stockholders of International Speedway on or about June 25, 1999.

                       INTERNATIONAL SPEEDWAY CORPORATION
                   1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD
                          DAYTONA BEACH, FLORIDA 32114
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 26, 1999


To the Stockholders of
International Speedway Corporation:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of International Speedway Corporation will be held on Monday, July 26, 1999, at Daytona USA, 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, commencing at 9:30 a.m., local time, for the following purposes:


     1. To consider and vote upon a proposal to issue up to 7,755,000 shares of International Speedway class A common stock, par value $.01 per share, in exchange for shares of common stock of Penske Motorsports, Inc., par value $.01 per share, pursuant to the merger agreement, dated as of May 10, 1999 as amended by Amendment No. 1 thereto dated as of June 21, 1999, among International Speedway, 88 Corp., a Delaware corporation and a wholly owned subsidiary of International Speedway, and Penske Motorsports. The merger agreement provides, among other things, that Penske Motorsports will be merged with and into 88 Corp., and Penske Motorsports will become a wholly owned subsidiary of International Speedway.

     2. To consider and vote upon a proposal to issue up to 5,260,000 shares of International Speedway class A common stock, par value $.01 per share, in exchange for shares of common stock of PSH Corp., par value $.01 per share, pursuant to the PSH merger agreement, dated as of May 10, 1999, among International Speedway, Penske Performance, Inc., PSH Corp. and Penske Corporation. PSH Corp. is the owner, as of the date of this notice, of approximately 56% of the outstanding shares of Penske Motorsports common stock. The PSH merger agreement was entered into in connection with the proposed combination of International Speedway and Penske Motorsports and provides, among other things, that PSH Corp. will be merged with and into International Speedway prior to the completion of the Penske Motorsports merger.

     3. To consider and vote upon a proposal to amend International Speedway's articles of incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board.

     4. To transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the International Speedway special meeting.

     A copy of the merger agreement, the PSH merger agreement and the proposed amendment to International Speedway's articles of incorporation are attached as Annex A, Annex B and Annex F, respectively, to the accompanying Joint Proxy Statement/Prospectus.


     International Speedway stockholders of record at the close of business on June 18, 1999 are entitled to notice of, and to vote at, the International Speedway special meeting and any adjournment or postponement of the International Speedway special meeting. A complete list of International Speedway stockholders entitled to vote at the International Speedway special meeting will be available for inspection by any International Speedway stockholder for any purpose germane to the International Speedway special meeting for 10 days prior to the International Speedway special meeting during ordinary business hours at International Speedway's headquarters located at 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114.

     All International Speedway stockholders are cordially invited to attend the special meeting in person. However, International Speedway stockholders are urged to vote their proxy promptly, whether or not they expect to attend the special meeting. International Speedway stockholders can vote their shares by completing, signing, dating and returning the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

                                          By Order of the Board of Directors,
                                          /s/ W. Garrett Crotty
                                          W. Garrett Crotty
                                          Secretary

Daytona Beach, Florida

June 21, 1999


IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE INTERNATIONAL SPEEDWAY SPECIAL MEETING.

INTERNATIONAL SPEEDWAY STOCKHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES
                             WITH THEIR PROXY CARD.

                            PENSKE MOTORSPORTS, INC.

                             13400 WEST OUTER DRIVE
                               DETROIT, MI 48239

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

                   TO THE STOCKHOLDERS OF PENSKE MOTORSPORTS:
[PENSKE MOTORSPORTS LOGO]

The Board of Directors of Penske Motorsports, Inc. has unanimously approved a merger in which International Speedway Corporation will acquire Penske Motorsports. Your board believes that the merger presents an opportunity for Penske Motorsports stockholders to retain a continuing investment in the motorsports industry through a larger and more geographically diverse company with substantially greater resources than Penske Motorsports.

Upon completion of the merger, each share of your Penske Motorsports stock will be converted into the right to receive, at your election, either (i) $50.00 worth of International Speedway class A common stock, or (ii) $35.00 worth of International Speedway class A common stock plus $15.00 in cash. Your Penske Motorsports stock will be converted into International Speedway class A common stock pursuant to a per share exchange ratio. The exchange ratio is calculated by dividing either $50.00 or $35.00, as the case may be, by the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger. In no event will you receive (i) less than 0.655 nor more than 0.842 of a share of International Speedway class A common stock for each share of Penske Motorsports common stock, if you elect to receive $35.00 in International Speedway class A common stock and $15.00 cash or (ii) less than 0.936 nor more than 1.203 of a share of International Speedway class A common stock for each share of Penske Motorsports common stock, if you elect to receive $50.00 in International Speedway class A common stock.

The following table sets forth examples of the number of shares of International Speedway class A common stock each share of Penske Motorsports common stock would be entitled to receive if the volume-weighted average price during the twenty-day period is $40.00, $41.56, $47.50, $53.44 and $56.00, depending upon whether you elect to receive cash and stock or entirely stock.

                   NUMBER OF          NUMBER OF
                SHARES IF $15.00      SHARES IF
AVERAGE PRICE  IN CASH PLUS STOCK   ENTIRELY STOCK
-------------  ------------------   --------------
   $40.00            0.842              1.203
   $41.56            0.842              1.203
   $47.50            0.737              1.053
   $53.44            0.655              0.936
   $56.00            0.655              0.936

International Speedway class A common stock is principally traded on the Nasdaq National Market System under the symbol "ISCA" and International Speedway expects to issue up to 7,755,000 shares of its class A common stock to Penske Motorsports stockholders in the merger.

Your receipt of International Speedway class A common stock in connection with the merger will be tax-free to you for federal income tax purposes except for taxes due on cash, if any, that you receive for fractional shares. All other cash received in connection with the merger, if any, will also be taxable to you.


The merger agreement and the merger requires the approval of the holders of a majority of Penske Motorsports stock, and we have scheduled a special meeting of the Penske Motorsports stockholders on July 26, 1999 to vote on the approval and adoption of the merger agreement and the merger.


PSH Corp., the owner of approximately 56% of Penske Motorsports common stock, has agreed to vote in favor of the approval and adoption of the merger agreement and the merger.

Regardless of the number of shares you own or whether you plan to attend the special meeting, it is important that your shares be represented and voted. Voting instructions are inside.


The accompanying Joint Proxy Statement/Prospectus provides you with detailed information about the proposed merger. We encourage you to read this entire document carefully. In addition, you may obtain information about our company from documents that we have filed with the Securities and Exchange Commission. To find out how to obtain these documents, see "Where You Can Find More Information" on page 74.


Sincerely,
/s/ Roger S. Penske

Roger S. Penske
Chairman of the Board
Penske Motorsports, Inc.


     FOR A DISCUSSION OF CERTAIN RISK FACTORS WHICH YOU SHOULD CONSIDER IN EVALUATING THE MERGER, SEE "RISK FACTORS" BEGINNING ON PAGE 12.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED THE INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK TO BE ISSUED IN THE MERGER OR DETERMINED WHETHER THIS JOINT PROXY STATEMENT/ PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     The accompanying Joint Proxy Statement/Prospectus is dated June 21, 1999 and is first being mailed to Penske Motorsports stockholders on or about June 25, 1999.

                            PENSKE MOTORSPORTS, INC.
                             13400 WEST OUTER DRIVE
                          DETROIT, MICHIGAN 48239-4001
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 26, 1999


To the Stockholders of
Penske Motorsports, Inc.:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Penske Motorsports, Inc. will be held on Monday, July 26, 1999, at Detroit Diesel Corporation, 13400 West Outer Drive, Detroit, MI 48239-4001, commencing at 11:00 a.m., local time, for the following purposes:


     1. To consider and vote upon a proposal to approve and adopt the merger agreement, dated as of May 10, 1999 as amended by Amendment No. 1 thereto dated as of June 21, 1999, among Penske Motorsports, Inc., International Speedway Corporation, a Florida corporation, and 88 Corp., a Delaware corporation and a wholly owned subsidiary of International Speedway, and the merger contemplated by the merger agreement.

        The merger agreement provides, among other things, that Penske Motorsports will be merged with and into 88 Corp., and Penske Motorsports will become a wholly owned subsidiary of International Speedway Corporation.

     2. To transact such other business as may properly be brought before the special meeting or any adjournment or postponement of the Penske Motorsports, Inc. special meeting.

     A copy of the merger agreement is attached as Annex A to the accompanying Joint Proxy Statement/Prospectus.


     Stockholders of record at the close of business on June 18, 1999, are entitled to notice of, and to vote at, the Penske Motorsports special meeting and any adjournment or postponement of the Penske Motorsports special meeting. A complete list of stockholders entitled to vote at the Penske Motorsports special meeting will be available for inspection by any stockholder for any purpose germane to the Penske Motorsports special meeting for 10 days prior to the Penske Motorsports special meeting during ordinary business hours at Penske Motorsports' headquarters located at 13400 West Outer Drive, Detroit, Michigan 48239-4001.


     All Penske Motorsports stockholders are cordially invited to attend the meeting in person. However, Penske Motorsports stockholders are urged to vote their proxy promptly, whether or not they expect to attend the special meeting. Penske Motorsports stockholders can vote their shares by completing, signing, dating and returning the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

                                          By Order of the Board of Directors,
                                          /s/ Robert H. Kurnick
                                          Robert H. Kurnick, Jr.
                                          Senior Vice-President,
                                          General Counsel and Secretary

Detroit, Michigan

June 21, 1999


     IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE PENSKE MOTORSPORTS SPECIAL MEETING.

PENSKE MOTORSPORTS STOCKHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES WITH
                               THEIR PROXY CARD.

                               TABLE OF CONTENTS


CAUTIONARY STATEMENT REGARDING
  FORWARD-LOOKING INFORMATION...........  iii
QUESTIONS AND ANSWERS ABOUT THE
  MERGER................................   iv
SUMMARY.................................    1
INTERNATIONAL SPEEDWAY SELECTED
  HISTORICAL FINANCIAL DATA.............    6
PENSKE MOTORSPORTS SELECTED HISTORICAL
  FINANCIAL DATA........................    7
INTERNATIONAL SPEEDWAY UNAUDITED
  SELECTED PRO FORMA CONDENSED
  CONSOLIDATED FINANCIAL DATA...........    8
COMPARATIVE PER SHARE INFORMATION.......    9
MARKET PRICE AND DIVIDEND DATA..........   10
RISK FACTORS............................   12
  Risks Relating to the Merger..........   12
  Risks Inherent in the Industry or
     Particular to International
     Speedway or Penske Motorsports.....   15
THE SPECIAL MEETINGS....................   18
  The International Speedway Special
     Meeting............................   18
  The Penske Motorsports Special
     Meeting............................   20
THE COMPANIES...........................   22
  International Speedway................   22
  Penske Motorsports....................   23
  Material Contracts and Arrangements
     Between International Speedway and
     Penske Motorsports.................   23
THE MERGER..............................   24
  Background of the Merger..............   24
  Reasons for the Merger;
     Recommendations of the Boards of
     Directors..........................   27
  Opinions of Greenhill.................   30
  Opinion of Merrill Lynch..............   36
  Structure of the Merger and Conversion
     of Penske Motorsports Common
     Stock..............................   43
  Ownership of International Speedway
     Following the Merger...............   45
  Description of Election Procedures....   46
  Material Federal Income Tax
     Consequences.......................   47
  Accounting Treatment..................   49
  Regulatory Filings and Approvals
     Required to Complete the Merger....   49
  Restrictions on Sales of Shares by
     Affiliates of Penske Motorsports
     and International Speedway.........   50
  Stock Exchange Quotation..............   50
  Delisting and Deregistration of Penske
     Motorsports Common Stock after the
     Merger.............................   50
  No Dissenters' or Appraisal Rights....   50
THE MERGER AGREEMENT....................   51
  Completion of the Merger..............   51
  Representations and Warranties of
     International Speedway and Penske
     Motorsports........................   51
  Certain Covenants.....................   52
  No Solicitation of Acquisition
     Transactions.......................   52
  Affiliate Agreements..................   53
  Conduct of the Business of
     International Speedway and Penske
     Motorsports Prior to the Merger....   53
  Cash-Out of Penske Motorsports Stock
     Options............................   54
  Indemnification and Insurance.........   55
  Conditions to the Merger..............   55
  Conduct of the Business of the
     Combined Company Following the
     Merger.............................   56
  Termination, Amendment or Waiver......   56
  Expenses and Termination Fee..........   57
VOTING AND PROXY AGREEMENT..............   58
THE PSH MERGER AGREEMENT................   59
INTERNATIONAL SPEEDWAY UNAUDITED PRO
  FORMA CONDENSED CONSOLIDATED FINANCIAL
  STATEMENTS............................   60
EXECUTIVES; EXECUTIVE COMPENSATION;
  STOCK OWNERSHIP OF DIRECTORS,
  EXECUTIVE OFFICERS AND FIVE PERCENT
  STOCKHOLDERS..........................   67
INTERESTS OF CERTAIN PERSONS IN THE
  MERGER................................   67
DESCRIPTION OF INTERNATIONAL SPEEDWAY
  CAPITAL STOCK.........................   68
  Authorized Capital Stock..............   68
  Class A Common Stock..................   68
  Class B Common Stock..................   68
  Preferred Stock.......................   69
  Common Stock..........................   69
  Transfer Agent and Registrar..........   69

COMPARISON OF STOCKHOLDER RIGHTS........   69
  Election, Number, Classification and
     Removal of Directors...............   70
  Advance Notice of Stockholder
     Proposals..........................   70
  Right to Call Special Meetings........   70
  Stockholder Action by Written
     Consent............................   71
  Voting Rights.........................   71
  Transactions with Interested
     Stockholders; DGCL Section 203 and
     FBCA Section 607.0901..............   71
  Amendment of Charter and By-laws......   72
  Dissenters' and Appraisal Rights......   72
STOCKHOLDER PROPOSALS...................   73
LEGAL MATTERS...........................   73
EXPERTS.................................   73
WHERE YOU CAN FIND MORE INFORMATION.....   74
ANNEX A MERGER AGREEMENT
ANNEX B PSH MERGER AGREEMENT
ANNEX C OPINIONS OF GREENHILL
ANNEX D OPINION OF MERRILL LYNCH
ANNEX E VOTING AND PROXY AGREEMENT
ANNEX F FORM OF AMENDMENT TO THE
        RESTATED ARTICLES OF
        INCORPORATION OF INTERNATIONAL
        SPEEDWAY CORPORATION

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     This Joint Proxy Statement/Prospectus contains forward-looking statements about the merger and about how International Speedway and Penske Motorsports may perform in the future. You may find many of these statements in the following sections:


     - "Risk Factors" beginning on page 12; and



     - "The Merger -- Reasons for the Merger; Recommendation of the Boards of Directors" beginning on page 27.


     These forward-looking statements may be identified by the use of forward-looking words or phrases such as "believe," "expect," "anticipate," "should," "planned," "may," "estimated" and "potential." They should be viewed with caution.

     These forward-looking statements involve risks and uncertainties and are based on International Speedway's or Penske Motorsports' current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for these forward-looking statements. In order to comply with the terms of the safe harbor, International Speedway and Penske Motorsports note that a variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in these forward-looking statements. These factors include, but are not limited to:

     - revenues or income following the merger being lower than expected,

     - increasing competitive forces in our markets,

     - costs or difficulties related to the combination of our businesses being greater than expected,

     - changes in general economic conditions or political forces,

     - changes in the securities markets,

     - not achieving expected savings from the merger or incurring delayed or unexpected costs,

     - governmental laws and regulations affecting the combined company, including, in particular, environmental, land-use planning, zoning and safety,

     - significant litigation adverse to the combined company, particularly antitrust or personal injury litigation,

     - other risks and uncertainties described in "Risk Factors" and in other sections of this Joint Proxy Statement/Prospectus and in the documents incorporated by reference into this document, and

     - incorrectly analyzing the risks and forces the combined company faces, or that the strategies developed to address them could be unsuccessful.

     You should not place a lot of weight on these forward-looking statements. They speak only as of the date of this Joint Proxy Statement/Prospectus or, in the case of any document incorporated by reference, as of the date of that document.

     All subsequent written and oral forward-looking statements attributable to International Speedway or Penske Motorsports or any person acting on our behalf are qualified by the cautionary statements in this section. We will have no obligation to revise or update these forward-looking statements.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:  WHY ARE THE TWO COMPANIES PROPOSING TO MERGE?

A: By combining International Speedway and Penske Motorsports, we will create the largest owner and operator of motorsports facilities in the United States. Together we will own or operate nine major motorsports facilities, with interests in two others. The combined company will have a broader revenue base, an expanded geographic reach and a larger base of operations as well as an increased ability to pursue new national sponsorships and develop cross-marketing opportunities with a wider array of partners.

Q:  WHAT WILL PENSKE MOTORSPORTS STOCKHOLDERS RECEIVE IN THE MERGER?

A: Stockholders of Penske Motorsports will be able to elect to receive, for each share of Penske Motorsports common stock which they own, either:

     - 15.00 in cash and $35.00 worth of International Speedway class A common stock, determined as detailed below, or

     - $50.00 worth of International Speedway class A common stock, determined as detailed below.

     The exact number of shares to be issued will be determined based upon the volume-weighted average price of International Speedway class A common stock during the 20 trading-day period ending two trading days before the merger.


     If the average price is between $41.56 and $53.44, then:


     - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and a fraction of a share of International Speedway class A common stock equal to $35.00 divided by that average closing price, and

     - each Penske Motorsports stockholder who elects to receive entirely stock will receive a fraction of a share of International Speedway class A common stock equal to $50.00 divided by that average closing price.


     If the average price is less than $41.56, then:


     - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and 0.842 of a share of International Speedway class A common stock, and

     - each Penske Motorsports stockholder who elects to receive entirely stock will receive 1.203 shares of International Speedway class A common stock.


     If the average price is greater than $53.44, then:


     - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and 0.655 of a share of International Speedway class A common stock, and

     - each Penske Motorsports stockholder who elects to receive entirely stock will receive 0.936 of a share of International Speedway class A common stock.


International Speedway has established a toll-free telephone number that Penske Motorsports stockholders in the United States and Canada may call at any time commencing on June 25, 1999 that will tell them the hypothetical number of International Speedway class A common stock to be issued to them in the merger depending upon their election. After the close of business two business days prior to the merger, which we currently anticipate will be on July 26, 1999, this telephone number will tell Penske Motorsports stockholders the exact number of shares to be issued to them in the merger depending upon their election. This toll-free telephone number is (877) 460-4350. See page 45 for a table showing the range of consideration that a Penske Motorsports common stockholder would receive in exchange for each share of Penske Motorsports common stock which he or she owns based upon a range of possible volume-weighted average prices of International Speedway class A common stock. International Speedway will not issue fractional shares in the merger to Penske Motorsports stockholders, but will instead pay cash for these shares.

Q: HOW DO PENSKE MOTORSPORTS STOCKHOLDERS ELECT TO RECEIVE CASH FOR A PORTION OF THEIR SHARES?

A: Penske Motorsports stockholders will make their election on a letter of transmittal that will be sent separately to each of them promptly after the mailing of this Joint Proxy Statement/Prospectus. PENSKE MOTORSPORTS STOCKHOLDERS -- DO NOT MAKE YOUR ELECTION AND DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME. In order for their election to be effective, Penske Motorsports stockholders will be required to send in their stock certificates along with the letter of transmittal. If an election on the letter of transmittal is not made by the tenth business day after the merger, a Penske Motorsports stockholder will be treated as if he or she elected to receive entirely International Speedway class A common stock.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your International Speedway or Penske Motorsports common stock only if you provide instructions on how to vote. Without instructions, your shares will not be voted. These shares will be counted for purposes of determining whether a quorum exists; however, during the voting, these shares will be counted as a vote against the proposals and the merger.

Q:  WHAT WILL INTERNATIONAL SPEEDWAY STOCKHOLDERS RECEIVE IN THE MERGER?

A: International Speedway stockholders will retain the shares of International Speedway they currently own.

Q:  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?


A: We are working towards completing the merger as quickly as possible. In addition to stockholder approvals, we must satisfy the other conditions described in the merger agreement. We currently expect the merger to occur on July 26, 1999.


Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO STOCKHOLDERS OF PENSKE MOTORSPORTS?

A: To the extent Penske Motorsports stockholders receive International Speedway class A common stock in exchange for their shares, the exchange will be tax-free for federal income tax purposes. However, those Penske Motorsports stockholders who choose to receive cash and stock will have to pay taxes on the cash portion received by them. Additionally, all Penske Motorsports stockholders will have to pay taxes on cash received for fractional shares.

Q:  WHAT AM I BEING ASKED TO VOTE UPON?

A:  International Speedway stockholders -- you are being asked to approve:

     - the issuance of up to a maximum of 7,755,000 shares of International Speedway class A common stock in the merger of Penske Motorsports with and into 88 Corp.;

     - the issuance of up to a maximum of 5,260,000 shares International Speedway class A common stock in the merger of PSH Corp. and International Speedway; and

     - the amendment of International Speedway's articles of incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board.

     Penske Motorsports stockholders -- you are being asked to approve and adopt the merger agreement and the merger.

Q:  CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in any one of the following three ways:

     1. Send in a signed letter stating that you would like to revoke your proxy.

     2. Complete and submit a new proxy card.

     If you choose either of these two methods, you must submit your letter or new proxy card to the company of which you are a stockholder at their address on page 75.


     3. You can attend the special meeting and vote your shares in person. Simply attending the special meeting, however, will not revoke your proxy; you must vote at the special meeting. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q:  WHAT DO I NEED TO DO NOW?


A: Just mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at your special stockholders' meeting. The International Speedway special meeting will take place on July 26, 1999. The Penske Motorsports special meeting will also take place on July 26, 1999.


Q:  WHAT WILL INTERNATIONAL SPEEDWAY'S DIVIDEND POLICY BE?

A: International Speedway has historically paid an annual dividend of $0.06 per share of class A common stock. At this time, International Speedway does not intend to change its current practice with respect to the payment of dividends.

Q:  WHO CAN HELP ANSWER FURTHER QUESTIONS?

A:  If you would like additional copies of this Joint Proxy
    Statement/Prospectus, or if you have more questions about the merger, you should contact the information agent for this transaction:
          [CIC LOGO]

          Corporate Investor Communications, Inc.
          111 Commerce Road
          Carlstate, New Jersey 07072-2586
          Toll-free Phone Number: (877) 460-4350

                                    SUMMARY


     This summary highlights selected information from this Joint Proxy Statement/Prospectus and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should carefully read this entire document and the documents to which we have referred you. See "Where You Can Find More Information" on page 74. The merger agreement is attached as Annex A to this Joint Proxy Statement/Prospectus. We encourage you to read the merger agreement in its entirety, as it is the legal document that governs the merger.



THE COMPANIES (SEE PAGE 22)


INTERNATIONAL SPEEDWAY CORPORATION
1801 West International Speedway Blvd.
Daytona Beach, Florida 32114
(904) 254-2700

     International Speedway is a leading promoter of motorsports activities in the United States. It owns and/or operates five of the nation's premier motorsports facilities and has interests in two other facilities. In addition to promoting motorsports activities, International Speedway owns and operates MRN Radio, the nation's largest independent sports radio network, and Daytona
USA -- The Ultimate Motorsports Attraction, a motorsports-themed entertainment complex that includes interactive media, theaters, historical memorabilia, exhibits and tours of Daytona International Speedway.

PENSKE MOTORSPORTS, INC.
13400 West Outer Drive
Detroit, Michigan 48239-4001
(313) 592-8255

     Penske Motorsports is a leading promoter and marketer of professional motorsports in the United States. It owns and operates four motorsports facilities and has an interest in one other facility. Penske Motorsports also produces and markets motorsports-related merchandise, including apparel, souvenirs and collectibles, and distributes and sells Goodyear brand racing tires in the midwestern and southern regions of the United States.

88 CORP.
1801 West International Speedway Blvd.
Daytona Beach, Florida 32114
(904) 254-2700

     88 Corp., a wholly owned direct subsidiary of International Speedway, is a Delaware corporation formed for use in the merger. This is the only business of 88 Corp.


RECOMMENDATIONS OF THE BOARDS OF DIRECTORS (SEE PAGES 27 THROUGH 30)


     International Speedway. The International Speedway board has unanimously approved the merger agreements, the mergers, the amendment to the articles of incorporation and the issuance of shares of International Speedway class A common stock. The International Speedway board recommends that holders of International Speedway class A and class B common stock vote for the approval of the share issuance and the amendment to the articles of incorporation.

     Penske Motorsports. The Penske Motorsports board has unanimously approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommends that holders of Penske Motorsports common stock vote in favor of the approval and adoption of the merger agreement and the merger.


PURPOSES OF THE SPECIAL MEETINGS (SEE PAGES 18 THROUGH 22)


     International Speedway. The purposes of the International Speedway special meeting are to consider and vote upon:

- a proposal to approve the issuance of up to a maximum of 7,755,000 shares of International Speedway class A common stock to be issued in the merger;

- a proposal to approve the issuance of up to a maximum of 5,260,000 shares of International Speedway class A common stock to be issued in the PSH merger;

- a proposal to amend International Speedway's articles of incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board; and

- any other matters as may properly be brought before the International Speedway special meeting.

     If the amendment to International Speedway's articles of incorporation is approved, after the merger the International Speedway board will expand its size to eighteen members and designate three new directors to serve on the board. These directors will be Roger Penske, Gregory Penske and Walter Czarnecki, all of whom are currently directors of Penske Motorsports and have been designated as Penske Performance's appointees to the International Speedway board.

     Penske Motorsports. The purposes of the Penske Motorsports special meeting are to consider and vote upon:

- a proposal to approve and adopt the merger agreement and the merger; and

- any other business as may properly be brought before the Penske Motorsports special meeting.

DATE, TIME AND PLACE OF THE SPECIAL MEETINGS

(SEE PAGES 18 AND 20)



     International Speedway. The International Speedway special meeting will be held on Monday, July 26, 1999, at Daytona USA, 1801 West International Speedway Boulevard, Daytona Beach, Florida, 32114, commencing at 9:30 a.m., local time.



     Penske Motorsports. The Penske Motorsports special meeting will be held on Monday, July 26, 1999, at Detroit Diesel Corporation, 13400 West Outer Drive, Detroit, MI 48239-4001, commencing at 11:00 a.m., local time.



STOCKHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETINGS; VOTE REQUIRED (SEE PAGES 18 AND 21)



     International Speedway. The close of business on June 18, 1999 is the record date for the International Speedway special meeting. Only International Speedway stockholders as of the record date are entitled to notice of, and to vote at, the International Speedway special meeting. As of the record date, there were 12,678,931 shares of International Speedway class A common stock and 30,415,921 shares of International Speedway class B common stock outstanding. Each share of International Speedway class A common stock will be entitled to one-fifth of a vote on each matter to be acted upon at the International Speedway special meeting. Each share of International Speedway class B common stock will be entitled to one vote on each matter to be acted upon at the International Speedway special meeting.


     A majority of the votes represented by the International Speedway class A and class B common stock outstanding as of the record date, voting together as a group, is required to approve the issuance of shares of International Speedway class A common stock and the amendment to the articles of incorporation.


     Penske Motorsports. The close of business on June 18, 1999 is the record date for the Penske Motorsports special meeting. Only Penske Motorsports stockholders as of the record date are entitled to notice of, and to vote at, the Penske Motorsports special meeting. As of the record date, there were 13,831,498 shares of Penske Motorsports common stock outstanding. Each share of Penske Motorsports common stock will be entitled to one vote on each matter to be acted upon at the Penske Motorsports special meeting.


     A majority vote of the shares of Penske Motorsports common stock outstanding as of the record date is required to approve the merger and the merger agreement.


THE VOTING AGREEMENTS (SEE PAGE 58)


     Various members of the France family group, who collectively own a majority of the votes represented by the International Speedway class A and class B common stock as of the date of this Joint Proxy Statement/Prospectus, have entered into a voting and proxy agreement with Penske Motorsports. Under this agreement, these members have agreed to vote at any meeting of stockholders of International Speedway in favor of the approval of the proposals described above.

     ACCORDINGLY, IF VOTED UPON, IT IS ASSURED THAT THESE PROPOSALS WILL BE APPROVED BY THE STOCKHOLDERS OF INTERNATIONAL SPEEDWAY.

     Pursuant to the PSH merger agreement, PSH Corp., which owns approximately 56% of the outstanding shares of Penske Motorsports common stock as of the date of this Joint Proxy Statement/Prospectus, has agreed to vote, at any meeting of stockholders of Penske Motorsports, in favor of the approval of the merger agreement and the merger.

     ACCORDINGLY, IF VOTED UPON, IT IS ASSURED THAT THESE PROPOSALS WILL BE APPROVED BY THE STOCKHOLDERS OF PENSKE MOTORSPORTS.


INTERESTS OF CERTAIN PERSONS/STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS OF PENSKE MOTORSPORTS (SEE PAGES 67 THROUGH 68)


     In determining how to vote at the Penske Motorsports special meeting, Penske Motorsports stockholders should be aware that officers, directors and certain stockholders of Penske Motorsports may have interests in the merger that are different from the interests of other stockholders. These include the following:

- after completion of the merger, Penske Performance, Inc., the owner of 80% of PSH Corp., and a subsidiary of Penske Corporation, a company in which Roger S. Penske has an approximately 57% interest, will have the right to designate up to three directors of International Speedway;

- each Penske Motorsports stock option holder (including holders of options not yet exercisable) will be entitled to elect to receive from Penske Motorsports, in exchange for the cancellation of his or her Penske Motorsports stock option, a cash payment equal to the consideration a Penske Motorsports stockholder would receive if he or she chooses to receive a combination of International Speedway class A common stock and cash in the merger, minus the exercise price of the stock option that is being canceled and exchanged. As of the record date, 464,000 shares of Penske Motorsports common stock were subject to the options granted to executive officers and directors of Penske Motorsports; and

- in connection with the merger, International Speedway and Penske Performance will enter into a registration rights agreement under which International Speedway will grant registration rights to Penske Performance for the shares of International Speedway class A common stock received by Penske Performance in the PSH merger.


     As of the date of this Joint Proxy Statement/ Prospectus, all executive officers and directors of Penske Motorsports, as a group, excluding Roger S. Penske's ownership through PSH Corp. beneficially owned approximately 1.66% of the shares of Penske Motorsports common stock entitled to vote at the Penske Motorsports special meeting.



OPINIONS OF FINANCIAL ADVISORS (SEE PAGES 30 THROUGH 43)


     International Speedway. Greenhill & Co., LLC has given its opinions to the board of International Speedway that the consideration to be paid in the merger and the consideration to be paid in the PSH merger were fair to International Speedway from a financial point of view.

     The full text of the written opinions of Greenhill, which set forth the assumptions made, matters considered and the scope of the reviews undertaken, are attached hereto as Annex C. The written opinions of Greenhill are not a recommendation as to how International Speedway stockholders should vote in regard to the approval of the share issuance and the articles of incorporation amendment. WE ENCOURAGE INTERNATIONAL SPEEDWAY STOCKHOLDERS TO READ THE OPINIONS OF GREENHILL IN THEIR ENTIRETY.

     Penske Motorsports. Merrill Lynch, Pierce, Fenner & Smith has given its opinion to the board of Penske Motorsports that the merger consideration to be received by the Penske Motorsports stockholders was fair to Penske Motorsports stockholders, other than International Speedway and its affiliates, from a financial point of view.

     The full text of the written opinion of Merrill Lynch, which sets forth assumptions made, matters considered and the scope of the review undertaken, is attached hereto as Annex D. The written opinion of Merrill Lynch is not a recommendation as to how Penske Motorsports stockholders should vote in regard to the approval and adoption of the merger agreement and the merger. WE ENCOURAGE PENSKE MOTORSPORTS STOCKHOLDERS TO READ THE OPINION OF MERRILL LYNCH IN ITS ENTIRETY.

                                   THE MERGER


THE MERGER (SEE PAGE 24)


     In the merger, Penske Motorsports will be merged with and into 88 Corp., and 88 Corp. will be the surviving corporation.

CONDITIONS TO THE MERGER

(SEE PAGES 55 THROUGH 56)


     International Speedway's and Penske Motorsports' obligations to complete the merger are subject to the satisfaction or waiver of several conditions, including the following:

- Penske Motorsports stockholders must approve and adopt the merger agreement and the merger;

- International Speedway stockholders must approve the issuance of shares of International Speedway class A common stock to be issued in the merger;

- the shares of International Speedway class A common stock to be issued in the merger must be authorized for quotation on the Nasdaq National Market System, subject to official notice of issuance;

- the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act must have expired or been terminated (which condition has now been satisfied);

- the Registration Statement on Form S-4 filed by International Speedway shall have become effective;

- no court order or law can be in effect that prohibits the merger or makes the merger illegal;

- the merger of PSH Corp. into International Speedway must have been completed;

- each of International Speedway and Penske Motorsports must certify to the other that its representations and warranties contained in the merger agreement are true and correct in all material respects. Each must also certify to the other that it has performed all of its material obligations under the merger agreement; and

- each of International Speedway and Penske Motorsports must receive an opinion from their respective tax counsel that the merger will qualify as a tax-free reorganization.

TERMINATION OF THE MERGER AGREEMENT; EXPENSES

(SEE PAGES 56 THROUGH 58)


     International Speedway and Penske Motorsports can agree to terminate the merger agreement without completing the merger, and either company can terminate the merger agreement if any of the following occurs:

- the merger is not completed by December 15, 1999;

- a court order permanently prohibits the merger;

- Penske Motorsports' stockholders fail to approve the merger agreement and the merger;

- International Speedway's stockholders fail to approve the issuance of International Speedway class A common stock in the merger; or

- the non-terminating party materially breaches any representation or warranty or any covenant in the merger agreement, and the breaching party does not cure the breach.

     All costs and expenses will be paid by the party incurring them, unless the terminating party terminates the merger agreement due to the material breach by the non-terminating party or if any representation or warranty of the non-terminating party is materially untrue and as a result any condition to the completion of the merger cannot be satisfied, in which case the breaching party will pay the costs and expenses of the non-breaching party.

     Expenses for this Joint Proxy Statement/ Prospectus will be shared equally by International Speedway and Penske Motorsports.


REGULATORY APPROVALS (SEE PAGE 49)


     On June 1, 1999, the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to the merger and the PSH merger was terminated by the Federal Trade Commission.


DISSENTERS' AND APPRAISAL RIGHTS (SEE PAGE 50)


     International Speedway. Under Florida law, holders of International Speedway class A or class B common stock are not entitled to dissenters' rights.

     Penske Motorsports. Under Delaware law, holders of Penske Motorsports common stock are not entitled to appraisal rights.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

(SEE PAGES 47 THROUGH 49)


     It is a condition to the merger that International Speedway and Penske Motorsports each have received an opinion of tax counsel to the effect that the exchange of shares in the merger will constitute a tax-free reorganization.


ACCOUNTING TREATMENT (SEE PAGE 49)


     The merger will be accounted for by the purchase method in accordance with United States Generally Accepted Accounting Principles.


RISK FACTORS (SEE PAGES 12 THROUGH 17)


     There are risk factors that should be considered in evaluating how to vote at the special meetings. The risk factors include the following:

- Penske Motorsports stockholders may receive less than $50.00 worth of International Speedway class A common stock for each share of Penske Motorsports common stock;

- the anticipated enhanced revenues and cost savings from the merger may not be realized due to uncertainties in integrating the business operations of International Speedway and Penske Motorsports;

- failure to obtain an event sanctioning agreement for a major NASCAR or CART event could negatively affect the financial condition and results of operations of either International Speedway or Penske Motorsports;

- the success of International Speedway and Penske Motorsports may depend on their ability to retain key personnel;

- the inability of International Speedway and Penske Motorsports to implement their respective expansion plans could negatively affect their combined business prospects;

- imposition of governmental regulations restricting the tobacco and alcoholic beverages industries from advertising at motorsports activities may negatively impact the advertising and sponsorship revenue that International Speedway and Penske Motorsports generate from these industries;

- the outcome of certain legal proceedings brought against International Speedway and Penske Motorsports may negatively affect or require material expenditures by the combined company;

- conflicts of interest may exist between International Speedway and NASCAR with respect to, among other things, the terms of event sanctioning agreements, the amount of time that International Speedway employees devote to NASCAR affairs and the amounts charged or paid to NASCAR for general and administrative expenses;

- poor weather conditions could negatively affect revenues of the combined company;

- liability insurance to protect International Speedway and Penske Motorsports from material financial loss due to liability for personal injuries sustained by participants and spectators at motorsports activities may be unavailable or insufficient; and

- control of the combined company after the merger will be maintained by affiliates of William C. France and James C. France.

           INTERNATIONAL SPEEDWAY SELECTED HISTORICAL FINANCIAL DATA

     We are providing you with the following selected historical financial data of International Speedway. We have prepared this information using the consolidated financial statements of International Speedway for the three fiscal years ended August 31, 1996, the three months ended November 30, 1996, the two years ended November 30, 1998, and the three-month periods ended February 28, 1998 and 1999. The financial statements for the three fiscal years ended August 31, 1996, the three months ended November 30, 1996 and the two fiscal years ended November 30, 1998, have been audited by Ernst & Young LLP, independent auditors. The financial statements for the three-month periods ended February 28, 1998 and 1999 have not been audited.


     This information is only a summary and when you read this selected historical financial data, it is important that you read it in conjunction with the historical financial statements and related notes in International Speedway's annual, quarterly and other reports filed with the SEC. See "Where You Can Find More Information" on page 74.



                                                                   THREE MONTHS                               THREE MONTHS ENDED
                                  YEAR ENDED AUGUST 31, (1)           ENDED         YEAR ENDED NOVEMBER 30,      FEBRUARY 28,
                                ------------------------------   NOVEMBER 30, (1)   -----------------------   -------------------
                                  1994       1995       1996           1996             1997         1998       1998       1999
                                --------   --------   --------   ----------------   ------------   --------   --------   --------
                                                                                                                  (UNAUDITED)
INCOME STATEMENT DATA

(In thousands, except per
share and dividend data)
REVENUES:
Admissions, net...............  $ 36,935   $ 43,274   $ 50,140       $  4,191        $  69,487     $ 86,946   $ 31,889   $ 37,614
Motorsports related income....    18,764     24,033     27,433          3,972           46,650       71,793     27,165     34,444
Food, beverage and souvenir
  income......................    12,291     14,442     17,505          1,943           23,408       28,597      8,966     10,834
Other income..................       943        423        964            390            1,829        1,632        264        344
                                --------   --------   --------       --------        ---------     --------   --------   --------
Total revenues................    68,933     82,172     96,042         10,496          141,374      188,968     68,284     83,236
EXPENSES:
Direct expenses:
  Prize and point fund monies
    and NASCAR sanction
    fees......................     9,412     11,765     13,865          1,301           20,567       28,767     11,092     12,804
  Motorsports related
    expenses..................    11,470     11,604     15,336          2,814           23,075       33,283      8,154     11,080
  Food, beverage and souvenir
    expenses..................     7,867      8,107     10,278          1,536           13,435       15,025      4,469      5,239
General and administrative
  expenses....................    14,307     18,202     20,930          5,057           29,486       37,842      8,528     10,254
Depreciation and
  amortization................     3,828      4,798      6,302          2,353            9,910       13,137      3,041      3,626
                                --------   --------   --------       --------        ---------     --------   --------   --------
Total expenses................    46,884     54,476     66,711         13,061           96,473      128,054     35,284     43,003
                                --------   --------   --------       --------        ---------     --------   --------   --------
Operating income (loss).......    22,049     27,696     29,331         (2,565)          44,901       60,914     33,000     40,233
Interest income...............       972      1,436        872            330            3,196        4,414        441      2,086
Interest expense..............         0          0          0            (69)            (509)        (582)      (313)      (297)
Equity in net income (loss)
  from equity investments.....       207        285      1,441           (304)             366         (905)      (421)        25
Gain on sale of equity
  investment..................         0          0          0              0                0        1,245          0          0
                                --------   --------   --------       --------        ---------     --------   --------   --------
Income (loss) before income
  taxes.......................    23,228     29,417     31,644         (2,608)          47,954       65,086     32,707     42,047
Income taxes (benefit)........     8,662     11,054     11,963           (741)          18,158       24,894     12,558     16,108
                                --------   --------   --------       --------        ---------     --------   --------   --------
Net income (loss).............  $ 14,566   $ 18,363   $ 19,681       $ (1,867)       $  29,796     $ 40,192   $ 20,149   $ 25,939
                                ========   ========   ========       ========        =========     ========   ========   ========
Basic earnings (loss) per
  share (2)...................     $0.43      $0.54      $0.58           $(0.05)          $0.78       $1.00      $0.53      $0.61
Diluted earnings (loss) per
  share (2)...................     $0.43      $0.54      $0.57           $(0.05)          $0.78       $1.00      $0.53      $0.60
Dividends per share...........     $0.04      $0.05      $0.05            $0.00           $0.06       $0.06      $0.00      $0.00
BALANCE SHEET DATA (end of
  period)
Working capital (deficit).....  $ 11,839   $ 20,821   $ (6,751)      $ 52,922        $ (24,976)    $ 27,490   $ (9,129)  $ 46,117
Total assets..................    96,401    119,571    152,791        234,069          302,823      476,818    337,366    578,531
Total debt....................         0          0          0              0           14,302        3,373     14,613     72,410
Total stockholders' equity....    68,277     85,247    106,667        179,289          209,907      366,855    230,675    393,004


---------------
(1) International Speedway changed its fiscal year end to November 30 effective December 1, 1996. This resulted in a three-month transition period commencing September 1, 1996 and ending November 30, 1996.

(2) Earnings per share amounts prior to 1998 have been restated as required to comply with the Statement of Financial Accounting Standards No. 128. See
    Note 1 of Notes to International Speedway's audited financial statement.

             PENSKE MOTORSPORTS SELECTED HISTORICAL FINANCIAL DATA


     We are providing you with the following selected historical financial data of Penske Motorsports. We have prepared this information using the consolidated financial statements of Penske Motorsports for the five years ended December 31, 1998, and the three-month periods ended March 31, 1998 and 1999. The financial statements for the three fiscal years ended December 31, 1998 have been audited by Deloitte & Touche LLP, independent auditors. The selected historical financial data for the two fiscal years ended December 31, 1995 have been derived from the audited financial statements of Penske Motorsports. The financial statements for the three-month periods ended March 31, 1998 and 1999 have not been audited.



     This information is only a summary and when you read this selected historical financial data, it is important that you read it in conjunction with the historical financial statements and related notes contained in Penske Motorsports' annual, quarterly and other reports filed with the SEC. See "Where You Can Find More Information" on page 74.



                                                                                                  THREE MONTHS ENDED
                                                          YEAR ENDED DECEMBER 31,                      MARCH 31,
                                                       -----------------------------              -------------------
                                              1994      1995       1996       1997       1998       1998       1999
                                             -------   -------   --------   --------   --------   --------   --------
                                                                                                      (UNAUDITED)
INCOME STATEMENT DATA
(In thousands, except per share data)
REVENUES:
Speedway admissions........................  $15,278   $17,375   $ 20,248   $ 45,550   $ 51,335   $  3,238   $  3,243
Other speedway revenues....................    7,181     7,654     13,041     33,926     41,811      2,953      4,754
Merchandise, tires and accessories.........   18,059    16,976     21,886     30,340     23,712      3,946      4,856
                                             -------   -------   --------   --------   --------   --------   --------
Total revenues.............................   40,518    42,005     55,175    109,816    116,858     10,137     12,853
EXPENSES:
Operating expenses.........................   13,322    14,060     18,067     40,399     46,151      6,190      7,749
Cost of sales (1)..........................   10,169     9,672     12,834     16,954     13,972      2,462      3,145
Depreciation and amortization..............    2,018     2,563      3,167      7,212     11,189      2,675      3,039
Selling, general and administrative (2)....    4,632     4,631      6,185     16,379     14,465      2,252      3,042
                                             -------   -------   --------   --------   --------   --------   --------
Total expenses.............................   30,141    30,926     40,253     80,944     85,777     13,579     16,975
                                             -------   -------   --------   --------   --------   --------   --------
Operating income (loss)....................   10,377    11,079     14,922     28,872     31,081     (3,442)    (4,122)
Equity in income (loss) of affiliates......        0         0          0       (860)    (1,382)       512        356
Gain on sale of investment.................        0         0          0          0      1,108      1,108          0
Interest income (expense), net.............   (1,005)     (895)     1,950     (1,558)    (3,523)      (859)    (1,039)
                                             -------   -------   --------   --------   --------   --------   --------
Income (loss) before income taxes..........    9,372    10,184     16,872     26,454     27,284     (2,681)    (4,805)
Income tax expense (benefit) (3)...........    3,032     3,410      5,992     10,009     10,697     (1,033)    (1,884)
                                             -------   -------   --------   --------   --------   --------   --------
Net income (loss)..........................  $ 6,340   $ 6,774   $ 10,880   $ 16,445   $ 16,587   $ (1,648)  $ (2,921)
                                             =======   =======   ========   ========   ========   ========   ========
Basic earnings (loss) per share............                                    $1.19      $1.17     $(0.12)    $(0.21)
Diluted earnings (loss) per share..........                                    $1.19      $1.17     $(0.12)    $(0.21)
Pro forma basic earnings per share (4).....      N/A     $0.84      $0.90
Pro forma diluted earnings per share (4)...      N/A     $0.84      $0.90
BALANCE SHEET DATA (end of period)
Working capital (deficit)..................  $(7,861)  $(7,206)  $  7,758   $(30,162)  $(16,156)  $(32,662)  $(31,426)
Total assets...............................   34,510    73,255    183,997    291,772    310,534    307,658    323,824
Total debt.................................   12,515       350      5,563     48,295     61,954     50,736     50,430
Total stockholders' equity.................   10,187    45,812    145,402    190,694    199,746    189,046    196,826


---------------
(1) Cost of sales relates only to revenue from merchandise, tires and accessories sales.
(2) Penske Motorsports reimburses Penske Corporation for certain costs incurred by Penske Corporation in its management of Penske Motorsports. These fees are not necessarily reflective of the expense Penske Motorsports would have incurred on a stand-alone basis during such periods. Fees paid amounted to $968,000, $1,051,000, $478,000, $511,000 and $570,000 for the years ended
    1994, 1995, 1996, 1997 and 1998, respectively, and $143,000 and $158,000 for the three months ended March 31, 1998 and 1999, respectively.
(3) The effective tax rate in 1994 and 1995 was lower than the statutory tax rate because Competition Tire West, Inc. was a subchapter S corporation prior to its acquisition by Penske Motorsports in 1996.
(4) The pro forma net income per share reflects the weighted average number of shares outstanding and the dilutive effect of the number of shares to be issued, at the initial public offering price of $24.00 per share, equivalent to the $2.9 million capital distribution associated with the acquisition in March 1996 of Competition Tire West, Inc. from its controlling stockholder, who is also the controlling stockholder of Penske Motorsports.

                   INTERNATIONAL SPEEDWAY UNAUDITED SELECTED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


     The following International Speedway unaudited selected pro forma condensed financial data has been derived from and should be read in conjunction with the unaudited pro forma condensed consolidated financial statements and notes included in this Joint Proxy Statement/Prospectus beginning on page 60. This data is based on adjustments to the historical consolidated balance sheets and related consolidated statements of income of International Speedway and Penske Motorsports to give effect to the merger using the purchase method of accounting for business combinations. The International Speedway unaudited pro forma condensed consolidated statements of income data for the three months ended February 28, 1999 and for the year ended November 30, 1998 assume the merger was effected as of the beginning of each period presented. The International Speedway unaudited pro forma condensed consolidated balance sheet as of February 28, 1999 assumes the merger was effected as of February 28, 1999. The following International Speedway unaudited selected pro forma consolidated financial data may not necessarily reflect the financial condition or results of operations of International Speedway that would have actually resulted had the merger occurred as of the date and for the periods indicated or reflect the future earnings of International Speedway.


                  INTERNATIONAL SPEEDWAY -- PENSKE MOTORSPORTS

       UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                                                            THREE MONTHS ENDED         YEAR ENDED
                                                             FEBRUARY 28, 1999     NOVEMBER 30, 1998
                                                            -------------------    ------------------
                                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Total revenues............................................       $102,900               $320,212
Operating income..........................................         34,442                 79,159
Net income................................................         17,998                 34,381
Basic earnings per share..................................            $0.35                $0.70
Diluted earnings per share................................          $0.35                       $0.70

                       COMPARATIVE PER SHARE INFORMATION

     The following table sets forth historical and pro forma information for International Speedway and Penske Motorsports, on a per share basis for income, dividends declared and book value.


     Pro forma net income was derived from the pro forma information presented under "International Speedway Unaudited Pro Forma Condensed Consolidated Financial Data" beginning on page 60. Pro forma cash dividends declared per share reflect International Speedway's and Penske Motorsports' cash dividends declared in the period indicated. The historical book value per share information was based upon outstanding shares of common stock for each respective company. The number of outstanding shares for International Speedway class A and class B common stock has been adjusted, for the pro forma data presented, to include the shares of International Speedway class A common stock estimated to be issued in the merger, as if the merger had been completed as of February 28, 1999.



     The information set forth below is only a summary, and you should read it in conjunction with the International Speedway Unaudited Pro Forma Condensed Consolidated Financial Information beginning on page 60, and the respective audited consolidated financial statements of International Speedway and Penske Motorsports. The audited consolidated financial statements of International Speedway and Penske Motorsports are incorporated in this Joint Proxy Statement/Prospectus by reference. See "Where You Can Find More Information" on page 74.



                                                                YEAR       FIRST
                                                               ENDED      QUARTER
                                                              1998(1)     1999(2)
                                                              -------     -------
Basic earnings (loss) per common share:
  International Speedway historical.........................   $ 1.00      $ 0.61
  Penske Motorsports historical.............................   $ 1.17      $(0.21)
  International Speedway pro forma consolidated.............   $ 0.70      $ 0.35
  Penske Motorsports pro forma equivalent (3)...............   $ 0.52      $ 0.26
Diluted earnings (loss) per common share:
  International Speedway historical.........................   $ 1.00      $ 0.60
  Penske Motorsports historical.............................   $ 1.17      $(0.21)
  International Speedway pro forma consolidated.............   $ 0.70      $ 0.35
  Penske Motorsports pro forma equivalent (3)...............   $ 0.52      $ 0.26
Cash dividends per common share:
  International Speedway historical.........................   $ 0.06      $ 0.00
  Penske Motorsports historical.............................   $ 0.00      $ 0.00
  International Speedway pro forma consolidated.............   $ 0.06      $ 0.00
  Penske Motorsports pro forma equivalent (3)...............   $ 0.04      $ 0.00
Book value per common share:
  International Speedway historical.........................   $ 8.51      $ 9.12
  Penske Motorsports historical.............................   $14.42      $14.21
  International Speedway pro forma consolidated.............   $15.24      $15.75
  Penske Motorsports pro forma equivalent (3)...............   $11.23      $11.60


---------------
(1) International Speedway's fiscal year end is November 30. Penske Motorsports has a calendar year end.

(2) International Speedway's first quarter for 1999 ends February 28 and Penske Motorsports' quarter ends March 31.

(3) Pro forma equivalent common share data is calculated by multiplying the pro forma amounts per share of International Speedway class A common stock by the exchange ratio for the proposed merger of 0.7368 shares of International Speedway class A common stock for each share of Penske Motorsports common stock. For each share of Penske Motorsports common stock exchanged at that ratio, the stockholder would also receive $15.00 in cash.

                         MARKET PRICE AND DIVIDEND DATA

COMPARATIVE MARKET PRICE AND DIVIDEND INFORMATION

     International Speedway. The International Speedway class A common stock is authorized for quotation on the Nasdaq National Market System under the symbol "ISCA." The International Speedway class B common stock is traded on the Nasdaq Over-the-Counter Market under the symbol "ISCB." The following tables set forth, for the fiscal year ended November 30, 1998 and first quarter ended February 28, 1999, the high and low market prices of shares of International Speedway Corporation class A and class B common stock as reported on the Nasdaq National Market System and the Nasdaq Over-the-Counter Market and the dividends paid on these shares:

                                                              INTERNATIONAL SPEEDWAY CORPORATION
                                                                     CLASS A COMMON STOCK
                                                              ----------------------------------
                                                                HIGH        LOW       DIVIDENDS
                                                                ----        ---       ---------
1998
Fiscal year ended November 30, 1998.........................  $37.750     $21.250        $.06
1999
First quarter ended February 28, 1999.......................  $45.875     $34.000        $.00

                                                              INTERNATIONAL SPEEDWAY CORPORATION
                                                                     CLASS B COMMON STOCK
                                                              ----------------------------------
                                                                HIGH        LOW       DIVIDENDS
                                                                ----        ---       ---------
1998
Fiscal year ended November 30, 1998.........................  $37.500     $21.500        $.06
1999
First quarter ended February 28, 1999.......................  $45.375     $34.000        $.00

     Penske Motorsports. The Penske Motorsports common stock is authorized for quotation on the Nasdaq National Market System under the symbol "SPWY." Penske Motorsports has never declared or paid cash dividends on its stock. The following tables set forth, for the fiscal year ended December 31, 1998 and first quarter ended March 31, 1999, the high and low market prices of shares of Penske Motorsports common stock as reported on the Nasdaq National Market
System:

                                                              PENSKE MOTORSPORTS
                                                                 COMMON STOCK
                                                              ------------------
                                                               HIGH        LOW
                                                               ----        ---
1998
Fiscal year ended December 31, 1998.........................  $34.750    $16.875
1999
First quarter ended March 31, 1999..........................  $38.875    $23.750

     The International Speedway board has historically paid an annual dividend and has no intention of changing this practice at this time. The decision whether to apply legally available funds to the payment of dividends on the common stock of International Speedway will be made by the International Speedway board from time to time in the exercise of its business judgment.

     In September 1998, Penske Motorsports announced plans to repurchase, from time to time, up to $10,000,000 of Penske Motorsports common stock in open market transactions, depending on market conditions. As of December 31, 1998, Penske Motorsports had repurchased 353,900 shares at prices ranging from $19.875 to $23.25 per share.

     Equivalent Per Share Data. The information presented in the table below represents the high and low market prices reported on the Nasdaq National Market System for shares of International Speedway class A common stock and Penske Motorsports common stock, on May 10, 1999, the last full trading day immediately preceding the public announcement of the proposed merger, and on June 18, 1999, the last practicable day for which high and low market prices were available at the time of the mailing of this Joint Proxy Statement/Prospectus, as well as the "equivalent stock price" of shares of Penske Motorsports common stock on these dates. The "equivalent stock price" of shares of Penske Motorsports common stock represents the high and low market prices for International Speedway class A common stock reported on the Nasdaq National Market System on May 10, 1999, and June 18, 1999, multiplied by an exchange ratio of 0.985, and 1.006, respectively. The exchange ratios were determined by dividing $50.00 by the volume-weighted average price for International Speedway class A common stock during the 20-day trading period ending two trading days before May 10, 1999 and June 18, 1999, respectively. These volume-weighted average prices are $50.76 and $49.72, respectively.

                                 INTERNATIONAL SPEEDWAY
                                  CORPORATION CLASS A       PENSKE MOTORSPORTS       PENSKE MOTORSPORTS
                                      COMMON STOCK             COMMON STOCK        EQUIVALENT STOCK PRICE
                                  (DOLLARS PER SHARE)      (DOLLARS PER SHARE)      (DOLLARS PER SHARE)
                                 ----------------------    --------------------    ----------------------
                                   HIGH          LOW         HIGH        LOW         HIGH          LOW
                                   ----          ---         ----        ---         ----          ---
May 10, 1999...................   $50.500      $47.250     $45.625     $38.500      $49.743      $46.541
June 18, 1999..................   $48.438      $47.875     $49.375     $48.813      $48.710      $48.145

PENSKE MOTORSPORTS STOCKHOLDERS SHOULD OBTAIN CURRENT MARKET QUOTATIONS FOR THE SHARES OF INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK AND PENSKE MOTORSPORTS COMMON STOCK PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE MERGER.

                                  RISK FACTORS

     This Joint Proxy Statement/Prospectus contains forward-looking statements that involve known and unknown risks and uncertainties. The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. When voting on the proposals, International Speedway and Penske Motorsports stockholders should carefully consider the risks described below, elsewhere in this document, and in the documents we incorporate by reference into this document. Keep in mind that the risks described below are not the only risks facing International Speedway, Penske Motorsports or the combined company.

RISKS RELATING TO THE MERGER

     Penske Motorsports Stockholders May Receive Less Than $50.00 for Each Share of Penske Motorsports Common Stock. Although the stock portion of the consideration to be received by Penske Motorsports stockholders is generally intended to have a value of $35.00 (plus $15.00 in cash) per share or $50.00 per share, depending upon whether a Penske Motorsports stockholder chooses to receive cash and stock or entirely stock, its value may be greater than or less than these figures. The fraction of a share of International Speedway class A common stock that Penske Motorsports stockholders would receive in exchange for each share of Penske Motorsports common stock, also known as the exchange ratio, depends on the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger. Regardless of this 20-day average, in no event will Penske Motorsports stockholders receive, in the case of those who choose to receive cash and stock, more than 0.842 or less than 0.655, or in the case of those who choose to receive entirely stock, more than 1.203 or less than 0.936, of a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own.

     Within certain ranges of the volume-weighted average price of International Speedway class A common stock during the 20 trading-day period ending two trading days before the merger, Penske Motorsports stockholders will receive a predetermined implied value or "fixed price." A fixed price means that Penske Motorsports stockholders will receive a fixed dollar value of International Speedway class A common stock for the stock portion of the consideration received by them, regardless of the actual volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger. In such a scenario, the number of shares of International Speedway class A common stock that a Penske Motorsports stockholder will receive in the merger will be adjusted up or down so that the stockholder will receive a predetermined implied value in the merger. If the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is greater than $41.56 but less than $53.44, each Penske Motorsports stockholder who chooses to receive cash and stock will receive a fraction of a share of International Speedway class A common stock having an implied value of $35.00 (plus $15.00 in cash) and each Penske Motorsports stockholder who chooses to receive entirely stock will receive a fraction of a share of International Speedway class A common stock having an implied value of $50.00.

     A fixed price has risk because, where it applies, an increase in the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger will result in Penske Motorsports stockholders receiving fewer shares of International Speedway class A common stock in the merger. Penske Motorsports stockholders would not receive consideration having a higher implied value even if the price of International Speedway class A common stock increases. The following examples illustrate this effect:

     - if the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $45.00, Penske Motorsports stockholders who choose to receive stock and cash would receive $15.00 in cash and 0.778 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own. The implied value of this fractional share would be $35.00. For those Penske

       Motorsports stockholders who choose to receive entirely stock, each would receive 1.111 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own. The implied value of this share would be $50.00.

     - if the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $50.00, Penske Motorsports stockholders who choose to receive stock and cash would receive $15.00 in cash and 0.700 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own. The implied value of this fractional share would be $35.00. For those Penske Motorsports stockholders who choose to receive entirely stock, each would receive
       1.000 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own. The implied value of this share would be $50.00.

     Outside certain ranges of the volume-weighted average price of International Speedway class A common stock during the 20 trading-day period ending two trading days before the merger, Penske Motorsports stockholders will receive an amount based upon the "fixed exchange ratio." A fixed exchange ratio means that a Penske Motorsports stockholder will receive a predetermined fraction of a share of International Speedway class A common stock for the stock portion of the consideration received by Penske Motorsports stockholders in the merger regardless of the actual volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger.

     Specifically, if the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is:

     - less than $41.56, the exchange ratio is fixed at 0.842 for those Penske Motorsports stockholders who choose a combination of cash and stock and
       1.203 for those who choose entirely stock; or

     - greater than $53.44, the exchange ratio is fixed at 0.655 for those Penske Motorsports stockholders who choose a combination of cash and stock and 0.936 for those who choose entirely stock.

     A fixed exchange ratio has risk because, where it applies, the fixed fraction of an International Speedway class A share that a Penske Motorsports stockholder would receive in the merger would have a lower value if the price of International Speedway class A common stock declines. No additional shares are issued below the range of the fixed exchange ratio, even if the value of a share of International Speedway class A common stock based upon the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger decreases. We call this a lower "implied value." The following examples illustrate this effect:

     - If the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $41.56 per share, Penske Motorsports stockholders who choose to receive stock and cash would receive $15.00 in cash and
       0.842 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own, and that fractional share would have an implied value of $35.00 per share. If, however, the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $38.00 per share, Penske Motorsports stockholders who choose to receive stock and cash would receive $15.00 in cash and 0.842 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own, but that share would have an implied value of only $32.00 per share.

     - If the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $41.56 per share, Penske Motorsports stockholders who choose to receive entirely stock would receive 1.203 a share of International Speedway class A common stock for each share of stock that they own, and that fractional share would have an implied value of $50.00 per share. If, however, the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $38.00 per share, Penske Motorsports stockholders who choose to receive entirely stock would receive
1.203 a share of International Speedway class A common stock for each share of Penske Motorsports common stock that they own, but that share would have an implied value of only $45.71 per share.

     If the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is below $41.56, Penske Motorsports stockholders who elect to receive the stock and cash consideration will receive a higher amount for their shares than those Penske stockholders who elect to receive entirely International Speedway class A common stock. Conversely, if the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is above $53.44, Penske Motorsports stockholders who elect to receive the stock and cash consideration will receive a lower amount for their shares than those Penske stockholders who elect to receive entirely International Speedway class A common stock.


     See page 45 for a table showing the fraction of a share of International Speedway class A common stock that would be exchangeable for each share of Penske Motorsports common stock and the value of this fraction of a share based upon a range of volume-weighted average prices of International Speedway class A common stock during the 20 trading-day period ending two trading days before the merger.


     The actual number of shares of International Speedway class A common stock to be issued for each share of Penske Motorsports common stock will not be determined until two trading days prior to the date of the merger. The market value of International Speedway class A common stock may vary significantly from the price as of the date the merger agreement was signed, the date of this Joint Proxy Statement/Prospectus, the date on which the stockholders vote on the merger or the date on which the actual number of shares to be issued is calculated due to, among other factors:

     - market perception of the increased cost savings expected to be achieved by the combination,

     - changes in the business, operations or prospects of International Speedway or Penske Motorsports,

     - market assessments of the likelihood that the combination will be completed,

     - the timing of the merger, and

     - general market and economic conditions.

     Because the exchange ratios will not be adjusted after the second trading day preceding the merger, the relative value of the International Speedway class A common stock issued in the merger may be lower than the relative market value at the time the combination is completed or the merger is approved by the Penske Motorsports stockholders. Neither company may terminate the merger agreement or elect not to complete the merger because of a change in their stock prices.

     PENSKE MOTORSPORTS STOCKHOLDERS SHOULD OBTAIN CURRENT MARKET QUOTATIONS FOR INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK.

     Uncertainties in Integrating Business Operations; Generation of Enhanced Revenues and Realization of Cost Savings. The International Speedway and Penske Motorsports boards believe that the merger presents the combined company with a unique opportunity to generate revenues and realize cost savings greater than the sum of those that would be produced by each company individually. The boards believe that benefits will result from, among other things, a broader revenue base, an expanded geographic reach, greater cross-marketing opportunities with a wider array of partners and greater operational efficiencies due to a larger operational base. These benefits will depend on the success with which International Speedway and Penske Motorsports can integrate their operations and management. This is a detailed and time-consuming process. Accordingly, there can be no assurance that the conditions necessary for generating enhanced revenues or realizing cost savings will occur or that these opportunities will be achieved.

     In addition, Penske Motorsports and International Speedway expect to incur certain nonrecurring costs directly related to the merger. These nonrecurring costs have yet to be determined; however, these costs are expected to be significant. Moreover, the integration of these organizations will require the dedication of management resources, which may temporarily distract attention from the day-to-day business of the combined company. The inability of management to successfully or timely integrate the operations of the two companies could have a negative effect on the combined company. See "The Merger -- Reasons for the Merger; Recommendations of the Boards of Directors."

RISKS INHERENT IN THE INDUSTRY OR PARTICULAR TO INTERNATIONAL SPEEDWAY OR PENSKE MOTORSPORTS

     Dependence upon NASCAR and CART. The success of International Speedway and Penske Motorsports has been and will remain dependent on maintaining a good working relationship with NASCAR, the sanctioning body for NASCAR's Winston Cup Series and the Busch Series -- Grand National Division, and CART, the sanctioning body for the FedEx Championship Series. For the 1999 racing season, International Speedway and Penske Motorsports have sanctioning agreements to promote and market:

     - 14 NASCAR Winston Cup Series championship point races,

     - 2 NASCAR Winston Cup Series non-championship point races,

     - 12 NASCAR Busch Series -- Grand National Division races,

     - a number of other NASCAR races, and

     - 4 CART races.

     Neither NASCAR nor CART is required to continue to enter into, renew or extend sanctioning agreements with International Speedway or Penske Motorsports to promote any event. Failure to obtain a sanctioning agreement for a major NASCAR or CART event could negatively affect either International Speedway or Penske Motorsports. Moreover, although the general growth strategy of both International Speedway and Penske Motorsports includes the possible development and/or acquisition of additional motorsports facilities, it cannot be assured that any sanctioning body, including NASCAR or CART, will enter into sanctioning agreements with International Speedway, Penske Motorsports or the combined company to promote races at their facilities.

     Dependence on Key Personnel. The success of both International Speedway and Penske Motorsports as a combined company will be affected by their ability to retain key personnel, particularly

                                             POSITION AT INTERNATIONAL
NAME                                         SPEEDWAY AFTER THE MERGER
----                                         -------------------------
William C. France..............  Chairman of the Board and Chief Executive Officer
James C. France................  President and Chief Operating Officer
Lesa D. Kennedy................  Executive Vice President
Roger S. Penske................  Vice Chairman
Gregory W. Penske..............  Executive

     Uncertain Prospects of New Motorsports Facilities. The growth strategy of both International Speedway and Penske Motorsports includes the potential acquisition and/or development of new motorsports facilities, including the proposed speedways in Kansas City, Kansas and near Chicago, Illinois and the possible development of motorsports facilities near Denver, Colorado and in the New York metropolitan area. The combined company's ability to successfully implement this element of International Speedway's and Penske Motorsports' growth strategies will depend on a number of factors, including:

     - its ability to obtain one or more additional sanctioning agreements to promote NASCAR Winston Cup, NASCAR Busch Series -- Grand National Division or other major events at these new facilities;

     - the cooperation of local government officials;

     - its capital resources;

     - its ability to control construction and operating costs; and

     - its ability to hire and retain qualified personnel.

     The combined company's inability to implement its expansion plans could negatively affect its business prospects. In addition, expenses associated with developing, constructing and opening a new facility may have a negative effect on the combined company.

     Industry Sponsorships and Government Regulation. The motorsports industry generates significant recurring revenue from the promotion, sponsorship and advertising of various companies and their products. Actual or proposed government regulation can negatively impact the availability to the motorsports industry of this promotion, sponsorship and advertising revenue. Advertising by the tobacco and alcoholic beverage industries is generally subject to greater governmental regulation than advertising by other sponsors of International Speedway's or Penske Motorsports' events. In the past few years there have been several unsuccessful governmental attempts to impose restrictions on the advertising and promotion of cigarettes and smokeless tobacco, including sponsorship of motorsports activities. If successfully implemented, these regulatory efforts would have prohibited the present practice of tobacco brand name sponsorship of, or identification with, motorsports events, entries and teams. At this point, the ultimate outcome of these or future government regulatory and legislative efforts to regulate the advertising and promotion of cigarettes and smokeless tobacco is uncertain and the impact, if any, on the motorsports industry is unclear. Recently, major United States companies in the tobacco industry entered into various agreements with the Attorneys General of all 50 states to settle certain state-initiated litigation against the tobacco industry. These settlement agreements will, among other things, place limits upon the sponsorship of motorsports activities by the tobacco industry. The actual impact of these settlement agreements upon International Speedway and Penske Motorsports has not yet been determined.

     Legal Proceedings. International Speedway, certain of its subsidiaries, and certain wholly owned subsidiaries of Penske Motorsports are parties to legal proceedings alleging price-fixing activities in connection with the sale of souvenirs and merchandise. While both International Speedway and Penske Motorsports dispute the allegations, neither the cost of defending the suits nor the potential damages or other remedies for which International Speedway and Penske Motorsports might be liable is insured. Neither the management of International Speedway nor Penske Motorsports is presently able to predict the outcome of these suits, and there can be no assurance that the defense of the suits, or a possible negative resolution, will not require material expenditures by Penske Motorsports, International Speedway or, after the merger, the combined company.

     In connection with Penske Motorsports' acquisition of North Carolina Speedway, certain of the North Carolina Speedway stockholders (constituting more than 5% of the North Carolina Speedway shares outstanding prior to the acquisition) exercised their right to dissent under North Carolina law to the price paid for the common stock of North Carolina Speedway. These dissenting stockholders were paid $16.77 per share. These dissenters have requested $55.00 per share and have sued Penske Motorsports, Penske Acquisition, Inc. and North Carolina Speedway in North Carolina Superior Court, Mecklenburg County, North Carolina. Under its agreement with Mrs. DeWitt (the former majority stockholder of North Carolina Speedway), if a dissenting stockholder, which represents more than five percent of the North Carolina Speedway stock, receives more consideration in a dissenters' action than Penske Motorsports paid in connection with the acquisition of North Carolina Speedway, all stockholders of North Carolina Speedway at the time of the acquisition, other than Penske Motorsports and its affiliates, would receive a per share amount equal to the award in dissenter's court less the per share amount paid in the acquisition ($19.61 per share to stockholders other than dissenting stockholders). Because Penske Motorsports acquired Mrs. DeWitt's shares prior to the completion of this acquisition, Mrs. DeWitt would not be entitled to receive additional consideration for her shares. A negative decision with respect to the dissenters' proceeding could materially increase the purchase price paid for North Carolina Speedway by Penske Motorsports which, after the merger, the combined company would have to pay.

     Penske Motorsports and its subsidiary Michigan Speedway are parties to legal proceedings in connection with an accident that occurred during the July 26, 1998 U.S. 500 CART Championship Series race. Additionally, three spectators have asserted potential claims arising out of the accident but have not filed suit. Penske Motorsports denies the allegations raised in these suits and in the claims raised. Penske Motorsports, including Michigan Speedway, maintains insurance against liability for personal injuries sustained by spectators on its speedways, which Penske Motorsports believes should be sufficient to protect Penske Motorsports from any material potential liability resulting from the accident. The defense of or a negative resolution to any of these matters could require material expenditures by Penske Motorsports or, after the merger, the combined company.

     Potential Conflicts of Interest. William C. France and James C. France own NASCAR, and each of them and certain other executives of International Speedway spend part of their time on NASCAR's business. Each of these individuals spends substantial time on International Speedway's business and all of International Speedway's other executive officers are available to International Speedway on a full-time basis. In addition, International Speedway strives to ensure, and management of International Speedway believes, that the terms of International Speedway's transactions with NASCAR are no less favorable to International Speedway than those which could be obtained in arm's-length negotiations. Nevertheless, certain potential conflicts of interest between International Speedway and NASCAR exist with respect to, among other things:

     - the terms of any sanctioning agreements that may be awarded to International Speedway by NASCAR;

     - the amount of time devoted by the employees mentioned above and certain other International Speedway employees to NASCAR's affairs; and

     - the amounts charged or paid to NASCAR for office rental, transportation costs, shared executives, administrative expenses and similar items.

     Financial Impact of Bad Weather. Both companies promote outdoor motorsports events. Weather conditions affect sales of, among other things, tickets, food, drinks and souvenirs at these events. Poor weather conditions could have a material negative effect on the combined company.

     Liability for Personal Injuries. Motorsports can be dangerous to participants and to spectators. Both International Speedway and Penske Motorsports maintain insurance policies that provide coverage within limits that the management of both companies believe should generally be sufficient to protect each of them from a large financial loss due to liability for personal injuries sustained by persons on either company's property in the ordinary course of its business. There can be no assurance, however, that the insurance will be adequate or available at all times and in all circumstances. International Speedway's and Penske Motorsports' financial condition and results of operations would be negatively affected to the extent claims and expenses in connection with these claims are greater than the amount of money that can be recovered from insurance.

     Control of Combined Entity. Upon completion of the merger, affiliates and members of the family of William C. France and James C. France will own a minimum of 38% and a maximum of 41% of the combined company, which will be a minimum of a 60% and a maximum of a 61% voting interest. As a result, these France Family affiliates and members will continue to control the outcome of substantially all issues voted upon by the combined company's stockholders, including the election of its directors.

                              THE SPECIAL MEETINGS

THE INTERNATIONAL SPEEDWAY SPECIAL MEETING


     General; Date, Time and Place. This Joint Proxy Statement/Prospectus is being furnished by the International Speedway board to holders of International Speedway class A and class B common stock in connection with the solicitation of proxies by the International Speedway board for use at the International Speedway special meeting to be held on Monday, July 26, at Daytona USA, 1801 International Speedway Boulevard, Daytona Beach, Florida 32114, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof.



     This Joint Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to stockholders of International Speedway on or about Friday, June 25, 1999.


     Purposes of the International Speedway Special Meeting. At the International Speedway special meeting, International Speedway stockholders will be asked to consider and vote upon the following:

     - a proposal to approve the issuance of up to 7,755,000 shares of International Speedway class A common stock contemplated by the merger agreement, dated as of May 10, 1999 as amended by Amendment No. 1 thereto dated as of June 21, 1999, among International Speedway, 88 Corp. and Penske Motorsports;

     - a proposal to approve the issuance of up to 5,260,000 shares of International Speedway class A common stock contemplated by the PSH merger agreement, dated as of May 10, 1999, among International Speedway, Penske Performance, Inc., PSH Corp. and Penske Corporation;

     - a proposal to amend International Speedway's articles of incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board; and

     - any other matters as may properly be brought before the International Speedway special meeting or any adjournment or postponement thereof.

     If the amendment to International Speedway's articles of incorporation is approved, after the merger the International Speedway board will expand its size to eighteen members and designate three new directors to serve on the board. These directors will be Roger Penske, Gregory Penske and Walter Czarnecki, all of whom are currently directors of Penske Motorsports.

     RECOMMENDATION OF THE INTERNATIONAL SPEEDWAY BOARD. THE INTERNATIONAL SPEEDWAY BOARD HAS UNANIMOUSLY APPROVED:

     - THE MERGER AGREEMENTS,

     - THE MERGERS,

     - THE TRANSACTIONS CONTEMPLATED IN THE MERGER AGREEMENTS,

     - THE ISSUANCE OF SHARES OF INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK,
       AND

     - THE AMENDMENT OF THE ARTICLES OF INCORPORATION.

THE INTERNATIONAL SPEEDWAY BOARD RECOMMENDS THAT HOLDERS OF INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK AND CLASS B COMMON STOCK VOTE FOR APPROVAL OF THE SHARE ISSUANCE AND THE AMENDMENT OF THE ARTICLES OF INCORPORATION.


     Stockholders Entitled to Vote; Vote Required. The International Speedway board has fixed the close of business on June 18, 1999 as the record date for the determination of the holders of International Speedway class A and class B common stock entitled to notice of, and to vote at, the International Speedway special meeting. Accordingly, only holders of record of International Speedway class A and class B common stock as of the record date will be entitled to notice of, and to vote at, the International Speedway special meeting. As of June 18, 1999, there were 12,678,931 total shares of International

Speedway class A common stock outstanding and entitled to vote, which shares were held by approximately 1,900 holders of record, and there were 30,415,921 total shares of International Speedway class B common stock outstanding and entitled to vote, which shares were held by approximately 1,000 holders of record. Each holder of record of shares of International Speedway class A common stock as of the record date is entitled to one-fifth of a vote per share. Each holder of record of International Speedway class B common stock as of the record date is entitled to one vote per share. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of International Speedway stock entitled to vote at the International Speedway special meeting is necessary to constitute a quorum at the International Speedway special meeting.

     The approval of the issuance of International Speedway class A common stock will require the affirmative vote of the holders of a majority of the votes represented by the shares of International Speedway class A and class B common stock outstanding as of the record date, voting together as a group. The approval of the articles of incorporation amendment will require the affirmative vote of the holders of a majority of the votes represented by the shares of International Speedway class A and class B common stock outstanding as of the record date, voting together as a group.

     The approval of the share issuance is required by the rules of the National Association of Securities Dealers governing corporations with securities authorized for quotation on the National Association of Securities Dealers/National Market System. The approval of the amendment to the articles of incorporation is required by the Florida Business Corporation Act.

     Shares of International Speedway class A and class B common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the International Speedway special meeting. Shares which abstain from voting, and shares held in the name of a broker or other nominee who has not been given the authority to vote on a particular matter, will be treated as shares that are present and entitled to vote at the International Speedway special meeting for purposes of determining whether a quorum exists. Because the proposals must be approved by the holders of a majority of the shares of International Speedway class A and class B common stock outstanding as of the record date, abstentions and shares held in the name of a broker or other nominee who has not been given the authority to vote will have the same effect as a vote against the proposals.

     Various affiliates of William C. France and James C. France, who we refer to as the France family group, and who hold a majority of the voting power of International Speedway as of the date of this Joint Proxy Statement/Prospectus, have entered into a voting and proxy agreement with Penske Motorsports and PSH Corp. Under this agreement, the France family group irrevocably agreed to vote at any meeting of stockholders of International Speedway in favor of the approval of the issuance of International Speedway class A common stock and the amendment to International Speedway's articles of incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board. ACCORDINGLY, IF VOTED UPON, IT IS ASSURED THAT THE SHARE ISSUANCE AND THE AMENDMENT TO THE ARTICLES OF INCORPORATION WILL BE APPROVED BY THE AFFIRMATIVE VOTE OF THE FRANCE FAMILY GROUP, REGARDLESS OF HOW THE OTHER INTERNATIONAL SPEEDWAY STOCKHOLDERS VOTE.

     Proxies. This Joint Proxy Statement/Prospectus is being furnished to International Speedway stockholders in connection with the solicitation of proxies by, and on behalf of, the International Speedway board for use at the International Speedway special meeting and is accompanied by a form of proxy.

     All shares of International Speedway class A and class B common stock which are entitled to vote and are represented at the International Speedway special meeting by properly executed proxies received prior to or at the International Speedway special meeting, and not revoked, will be voted at the International Speedway special meeting in accordance with the instructions indicated on the proxies. Except in cases where a broker or other nominee has indicated on a proxy that it does not have the power to vote, if no instructions are indicated, the proxies will be voted for approval and adoption of the merger agreement.

     If any other matters are properly presented at the International Speedway special meeting for consideration, including, among other things, consideration of a motion to adjourn the International Speedway special meeting to another time and/or place for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on these matters in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the International Speedway stockholder giving it at any time before it is voted. Proxies may be revoked by:

     - filing with the Secretary of International Speedway, at or before the taking of the vote at the International Speedway special meeting, a signed letter, bearing a later date than the proxy, stating that the stockholder would like to revoke his or her proxy;

     - completing and submitting a new proxy card relating to the same shares and delivering it to International Speedway before the taking of the vote at the International Speedway special meeting; or

     - attending the International Speedway special meeting and voting in person (although attendance at the International Speedway special meeting will not in and of itself constitute a revocation of the proxy).

Any written notice of revocation or subsequent proxy should be sent to International Speedway Corporation, 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, Attention: Secretary, or hand delivered to the Secretary of International Speedway at or before the taking of the vote at the International Speedway special meeting.

     All expenses of International Speedway's solicitation of proxies will be borne by International Speedway, and the cost of preparing and mailing this Joint Proxy Statement/Prospectus to International Speedway stockholders will be paid one-half by Penske Motorsports and one-half by International Speedway. In addition to solicitation by use of the mails, proxies may be solicited from International Speedway stockholders by directors, officers and employees of International Speedway in person or by telephone, telegram or other means of communication. The directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with the proxy solicitation. International Speedway has jointly retained with Penske Motorsports, Corporate Investor Communications as information agent for the International Speedway special meeting, at a cost of approximately $5,500, plus reimbursement of reasonable out-of-pocket expenses. The fees and expenses of Corporate Investor Communications will be paid one-half by Penske Motorsports and one-half by International Speedway. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by the brokerage houses, custodians, nominees and fiduciaries, and International Speedway will reimburse the brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation.

THE PENSKE MOTORSPORTS SPECIAL MEETING


     General; Date, Time and Place. This Joint Proxy Statement/Prospectus is being furnished by the Penske Motorsports board to holders of Penske Motorsports common stock in connection with the solicitation of proxies by the Penske Motorsports board for use at the special meeting of Penske Motorsports stockholders to be held on Monday, July 26, at Detroit Diesel Corporation, 13400 West Outer Drive, Detroit, MI 48239-4001, commencing at 11:00 a.m., local time, and at any adjournment or postponement of the special meetings.



     This Joint Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to stockholders of Penske Motorsports on or about Friday, June 25, 1999.

     Purposes of the Penske Motorsports Special Meeting. At the Penske Motorsports special meeting, holders of Penske Motorsports common stock will be asked to consider and vote upon a proposal to approve and adopt the merger agreement and the merger, and any other matters as may properly be brought before the Penske Motorsports special meeting. Penske Motorsports has agreed in the merger agreement to call a special meeting for the purpose of voting upon the approval of the merger agreement and the merger.

     RECOMMENDATION OF THE PENSKE MOTORSPORTS BOARD. THE PENSKE MOTORSPORTS BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT HOLDERS OF PENSKE MOTORSPORTS COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.


     Stockholders Entitled to Vote; Vote Required. The Penske Motorsports board has fixed the close of business on June 18, 1999 as the record date for the determination of the holders of Penske Motorsports common stock entitled to notice of and to vote at the Penske Motorsports special meeting. Accordingly, only holders of record of Penske Motorsports common stock as of the record date will be entitled to notice of, and to vote at, the Penske Motorsports special meeting. As of the record date, there were outstanding and entitled to vote 13,831,498 shares of Penske Motorsports common stock (constituting all of the voting stock of Penske Motorsports), which shares were held by approximately 1,420 holders of record. Each holder of record of shares of Penske Motorsports common stock as of the record date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Penske Motorsports special meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Penske Motorsports common stock entitled to vote at the Penske Motorsports special meeting is necessary to constitute a quorum at the Penske Motorsports special meeting.


     The approval and adoption of the merger agreement and the merger will require the affirmative vote of the holders of a majority of the shares of Penske Motorsports common stock outstanding as of the record date.

     Shares of Penske Motorsports common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Penske Motorsports special meeting. Shares which abstain from voting, and shares held in "street name" by a broker nominee which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Penske Motorsports special meeting for purposes of determining whether a quorum exists. Because the merger agreement must be approved by the holders of a majority of the shares of Penske Motorsports common stock outstanding as of the record date, abstentions and broker non-votes will have the same effect as a vote against the merger agreement.

     PSH Corp., which owns 7,801,875 shares of Penske Motorsports common stock (approximately 56% of the outstanding Penske Motorsports common stock as of the date of this Joint Proxy Statement/Prospectus), has entered into an agreement with International Speedway to vote all of its Penske Motorsports common stock in favor of the merger agreement and the merger, and has granted International Speedway an irrevocable proxy to so vote its Penske Motorsports common stock. ACCORDINGLY, IF VOTED UPON, IT IS CERTAIN THAT THE MERGER AGREEMENT AND THE MERGER WILL BE APPROVED AND ADOPTED BY THE AFFIRMATIVE VOTE OF PSH CORP., REGARDLESS OF HOW THE OTHER PENSKE MOTORSPORTS STOCKHOLDERS VOTE.

     Proxies. This Joint Proxy Statement/Prospectus is being furnished to Penske Motorsports stockholders in connection with the solicitation of proxies by, and on behalf of, the Penske Motorsports board for use at the Penske Motorsports special meeting, and is accompanied by a form of proxy.

     All shares of Penske Motorsports common stock which are entitled to vote and are represented at the Penske Motorsports special meeting by properly executed proxies received prior to or at the Penske Motorsports special meeting, and not revoked, will be voted at the special meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on a proxy (other than in the case of broker non-votes), it will be voted for approval and adoption of the merger agreement.

     If any other matters are properly presented at the Penske Motorsports special meeting for consideration, including, among other things, consideration of a motion to adjourn the special meeting to another time and/or place (including, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on these matters in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

     - filing with the Secretary of Penske Motorsports, at or before the taking of the vote at the Penske Motorsports special meeting, a signed letter, bearing a later date than the proxy, that the stockholder would like to revoke his or her proxy;

     - completing and submitting a new proxy card relating to the same shares and delivering it to Penske Motorsports before the taking of the vote at the Penske Motorsports special meeting; or

     - attending the Penske Motorsports special meeting and voting in person (although attendance at the Penske Motorsports special meeting will not in and of itself constitute a revocation of the proxy).

     Any written notice of revocation or subsequent proxy should be sent to Penske Motorsports, Inc., 13400 West Outer Drive, Detroit, Michigan 48239,
Attention: Secretary, or hand delivered to the Secretary of Penske Motorsports at or before the taking of the vote at the Penske Motorsports special meeting.

     All expenses of Penske Motorsports' solicitation of proxies, except as stated below, will be borne by Penske Motorsports, and the cost of preparing and mailing this Joint Proxy Statement/Prospectus to Penske Motorsports stockholders and to International Speedway stockholders will be paid one-half by Penske Motorsports and one-half by International Speedway. In addition to solicitation by use of the mails, proxies may be solicited from Penske Motorsports stockholders by directors, officers and employees of Penske Motorsports in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with the proxy solicitation. Penske Motorsports has jointly retained with International Speedway Corporate Investor Communications as information agent, for assistance in connection with the solicitation of proxies for the Penske Motorsports special meeting at a cost of approximately $5,500, plus reimbursement of reasonable out-of-pocket expenses. The fees and expenses of Corporate Investor Communications will be paid one-half by Penske Motorsports and one-half by International Speedway. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries, and Penske Motorsports will reimburse the brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation.

PENSKE MOTORSPORTS STOCKHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                 THE COMPANIES

INTERNATIONAL SPEEDWAY

     Business. International Speedway, a leading promoter of motorsports activities in the United States, owns and/or operates five of the nation's premier motorsports facilities:

     - Daytona International Speedway in Florida;

     - Talladega Superspeedway in Alabama;

     - Phoenix International Raceway in Arizona;

     - Darlington Raceway in South Carolina; and

     - Watkins Glen International road course facility in New York.

     Other motorsports interests include the operation of Tucson Raceway Park in Arizona, a 45% indirect interest in the operations of the Miami-Homestead Speedway near Miami, Florida and an approximately 12% indirect interest in Penske Motorsports. International Speedway currently promotes over 80 stock car, sports car, truck, motorcycle and other racing events annually, including eight NASCAR Winston Cup Series championship point races, two Winston Cup Series non-championship point events, six Busch Grand National Series races, the premier sports car endurance event in the United States (the Rolex 24 at Daytona) and a number of prestigious motorcycle races. International Speedway also owns and operates MRN Radio, the nation's largest independent sports radio network, and Daytona USA -- The Ultimate Motorsports Attraction, a motorsports-themed entertainment complex that includes interactive media, theaters, historical memorabilia, exhibits and tours of Daytona International Speedway. International Speedway's principal executive offices are located at 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, and its telephone number is (904) 254-2700.


     Additional information concerning International Speedway is included in International Speedway's reports filed under the Exchange Act that are incorporated by reference in this Joint Proxy Statement/Prospectus. See "Where You Can Find More Information" on page 74.


PENSKE MOTORSPORTS

     Business. Penske Motorsports is a leading promoter and marketer of professional motorsports in the United States. It owns and operates the following motorsports facilities:

     - Michigan Speedway in Brooklyn, Michigan;

     - California Speedway in Fontana, California;

     - North Carolina Speedway in Rockingham, North Carolina; and

     - Nazareth Speedway in Nazareth, Pennsylvania.

     Other motorsports interests include a 45% interest in the Miami-Homestead Speedway near Miami, Florida. Through its subsidiaries, Penske Motorsports also produces and markets motorsports-related merchandise, including apparel, souvenirs and collectibles, and distributes and sells Goodyear brand racing tires in the midwestern and southern regions of the United States. Penske Motorsports' principal executive offices are located at 13400 West Outer Drive, Detroit, Michigan 48239, and its telephone number is (313) 592-8255.


     Additional information concerning Penske Motorsports is included in Penske Motorsports' reports filed under the Exchange Act that are incorporated by reference in this Joint Proxy Statement/Prospectus. See "Where You Can Find More Information" on page 74.


MATERIAL CONTRACTS AND ARRANGEMENTS BETWEEN INTERNATIONAL SPEEDWAY AND PENSKE MOTORSPORTS

     Investment and Development Agreement. International Speedway and Penske Corporation are parties to an investment and development agreement, dated as of November 22, 1995, that currently provides International Speedway the right to designate two directors to the Penske Motorsports board.

     Ownership of Penske Motorsports. International Speedway is the owner of 20% of PSH Corp. International Speedway's beneficial ownership interest in Penske Motorsports through this arrangement is approximately 12% of the company.

     Shareholders and Organization Agreements. On November 22, 1995, Penske Motorsports, PSH Corp. and Kaiser Ventures Inc. entered into a shareholders agreement and an organization agreement. The shareholders agreement provides Kaiser Ventures with a right of first refusal on any shares of Penske Motorsports common stock held by PSH Corp. on the same terms and conditions as the proposed transfer. Pursuant to a mutual waiver made and given by Kaiser Ventures Inc., PSH Corp., Penske Motorsports, and International Speedway, effective as of May 10, 1999, Kaiser irrevocably waived and agreed not to exercise this right of first refusal to the extent this right was triggered by the merger agreement, the PSH merger agreement and the transactions contemplated by each of these agreements, including the mergers.


     Miami-Homestead Speedway Venture. Penske Motorsports owns 45% of Miami-Homestead Speedway and International Speedway also owns 45% of Miami-Homestead Speedway. Miami-Homestead is a 1.5-mile oval speedway located near Miami, Florida. Each of International Speedway and Penske Motorsports has a joint right of first refusal agreement on each of the other's ownership interests in Miami-Homestead Speedway.

                                   THE MERGER

BACKGROUND OF THE MERGER

     International Speedway and Penske Motorsports have been familiar with each other's business for several years. In the fall of 1995, International Speedway acquired a 20% interest in PSH Corp. Prior to the initial public offering of Penske Motorsports, PSH Corp. was a wholly owned indirect subsidiary of Penske Corporation and the sole stockholder of Penske Motorsports. As of the date of this Joint Proxy Statement/Prospectus, PSH Corp. was the owner of approximately 56% of the outstanding Penske Motorsports common stock. The companies initially entered into this relationship because of the similarity in the types of businesses and positive relationship among the senior management of the two companies.

     William C. France and H. Lee Combs, Senior Vice President of Operations of International Speedway, served as directors of Penske Motorsports from the initial public offering of Penske Motorsports until May 10, 1999.

     In July 1997, Penske Motorsports and International Speedway together purchased a controlling interest in Miami-Homestead Speedway, which is now jointly managed by Penske Motorsports and International Speedway.

     In the fall of 1998, International Speedway retained Greenhill to assist it in assessing the company's general strategic alternatives and financing considerations.

     On February 2, 1999, both William C. France, Chief Executive Officer of International Speedway, and Roger Penske, Chairman of the Boards of Penske Motorsports and PSH Corp., attended a board meeting for Miami-Homestead Speedway, and talked about the possibility of combining the two companies at some time in the future.

     On March 7, 1999, both Mr. France and Mr. Penske attended a NASCAR Winston Cup Series event at the Las Vegas Motor Speedway, and again discussed exploring a possible combination of the companies. They agreed that each would speak to the appropriate officers within their respective organizations about the possibility of the combination.

     On April 22, 1999, Mr. France and Mr. Penske spoke by telephone and agreed to meet in Detroit, Michigan on April 28, 1999 to discuss the merits of a possible combination.

     On April 28, 1999, Mr. France, Mr. Penske and members of International Speedway and Penske Motorsports management and counsel for International Speedway met in Detroit, Michigan. At this meeting, the parties agreed to have their financial and legal advisors meet to discuss whether they could agree upon terms for a transaction involving the two companies that the advisors could recommend to their respective clients.

     On April 30, 1999, International Speedway and Penske Motorsports executed a confidentiality agreement concerning confidential and proprietary information of both parties.

     On May 1, 1999, legal counsel for International Speedway provided Penske Motorsports and its advisors with drafts of a merger agreement and related documents.

     On May 3, 1999, Penske Motorsports retained Merrill Lynch to assist the Penske Motorsports board in evaluating a possible transaction with International Speedway. Mr. Penske contacted members of the Penske Motorsports board to tell them of the retention and to notify them of a board meeting to be held on May 5, 1999.

     From May 4, 1999 through May 7, 1999, representatives of Penske Motorsports and International Speedway and their respective financial and legal advisors met in New York City to discuss the possible terms of the merger agreement and related documents which each might be prepared to recommend to their respective boards for approval. During this time, the parties discussed the principal terms for these agreements, including the merger consideration, the collars, the election, the representations and warranties, covenants, termination provisions, conditions to closing and deal protection provisions. During this period, International Speedway's legal and financial advisors conducted due diligence on Penske Motorsports, and Penske Motorsports' legal and financial advisors conducted due diligence on International Speedway.

     On May 5, 1999, the Penske Motorsports board met and was formally informed of the discussions. Penske Motorsports' management made a presentation to the Penske Motorsports board regarding management's perspective on a possible combination with International Speedway. Counsel also made a presentation to the board concerning the board's fiduciary duties. Mr. Penske informed the Penske Motorsports board that PSH Corp. supported a transaction with International Speedway and would not support a transaction with any other party and that PSH Corp. would vote its Penske Motorsports shares in favor of a transaction with International Speedway if PSH Corp.'s advisors so recommended. The Penske Motorsports board ratified the retention of Merrill Lynch as its financial advisor and the engagement of independent outside counsel to advise the board in connection with the discussions between the parties' advisors.

     On the evening of May 7, 1999, the International Speedway board met formally and discussed with the senior management of International Speedway and its financial and legal advisors the proposed terms of the merger and the PSH merger and the effects of the combination on International Speedway and the combined company. International Speedway's senior management and advisors made presentations concerning the combination, International Speedway's legal and financial due diligence investigation of Penske Motorsports, potential regulatory approvals required to effect the combination and potential operational and administrative benefits resulting from the combination. Greenhill stated that it would be prepared to deliver its opinion that, as of this date, the consideration to be paid to stockholders of Penske Motorsports, pursuant to the terms of the merger agreement, was fair to International Speedway from a financial point of view. Greenhill also stated that it would be prepared to deliver its opinion that, as of this date, the consideration to be paid to Penske Performance, pursuant to the terms of the PSH merger agreement, was fair to International Speedway from a financial point of view. After discussion, the International Speedway board unanimously approved:

     - the merger agreement with respect to the Penske Motorsports merger and the merger agreement with respect to the PSH merger, and the transactions contemplated by each of these agreements, including each of the mergers;

     - the issuance of the shares contemplated by each agreement; and

     - the amendment of International Speedway's articles of incorporation to permit the board to determine from time to time the number of directors who will serve on the board.

     The International Speedway board then authorized a special committee of the International Speedway board, comprised of Hyatt Brown, Robert R. Dyson, Christy
F. Harris, William C. France and James C. France, to propose a combination to the Penske Motorsports board at a price of $50.00 per share of Penske Motorsports common stock in cash and International Speedway class A common stock or entirely International Speedway class A common stock at the election of the Penske Motorsports stockholders, and in each case subject to a collar with respect to the stock portion of the consideration to be set by the special committee within certain parameters outlined by the International Speedway board.

     On May 9, 1999, the special committee of the International Speedway board met formally and discussed the terms of a proposal to combine International Speedway and Penske Motorsports. Greenhill then delivered its oral opinion that, as of this date, the consideration to be paid in the merger was fair to International Speedway from a financial point of view. Greenhill also delivered its oral opinion that, as of this date, the consideration to be paid in the PSH merger was fair to International Speedway from a financial point of view. After further discussion the special committee voted upon and unanimously approved:

     - the merger agreement with respect to the Penske Motorsports merger and the merger agreement with respect to the PSH merger, and the transactions contemplated by each of these agreements, including each of the mergers;

     - the issuance of International Speedway shares contemplated by each agreement; and

     - the amendment of the International Speedway articles of incorporation to permit the board to determine from time to time the number of directors who will serve on the board.

     The special committee also authorized William C. France to make a proposal to the Penske Motorsports board to acquire Penske Motorsports at a price of $50.00 per share of Penske Motorsports common stock in cash and International Speedway class A common stock or entirely International Speedway class A common stock at the election of the holders of Penske Motorsports common stock, and in each case subject to a collar with respect to the stock portion of the consideration.

     On May 10, 1999, Mr. France forwarded this proposal to the Penske Motorsports board. On that same day, effective as of 10:00 A.M., Mr. France and
H. Lee Combs resigned from their positions as directors of Penske Motorsports.

     On May 10, 1999, International Speedway's proposal was presented to the Penske Motorsports board at a meeting of the board. At this meeting, Mr. Penske, on behalf of PSH Corp., confirmed that PSH Corp. supported the proposal from International Speedway and would not support any other transaction. He also described in detail for the board the negotiations with International Speedway's representatives. The board reviewed the terms of the International Speedway proposal with counsel. Merrill Lynch then made a presentation regarding its analysis of the proposed transaction.

     Upon completion of the Merrill Lynch presentation, the outside directors of Penske Motorsports met separately with counsel and Merrill Lynch to review and discuss the proposal. After discussion among the outside directors, the outside directors asked Mr. Penske to join them. After discussion with Mr. Penske, one outside director and Mr. Penske phoned Mr. France to ascertain whether International Speedway would be willing to increase the consideration that International Speedway would pay in the merger. Mr. France declined to increase the consideration. The outside directors then met to discuss the International Speedway proposal in light of that development and agreed to report to the full Penske Motorsports board that they each supported the transaction. The full Penske Motorsports board then reconvened and heard a report from the outside directors. After receiving the oral report from Merrill Lynch to the effect that Merrill Lynch would deliver its opinion to the Penske Motorsports board that as of May 10, 1999, the consideration to be received in the merger by the stockholders of Penske Motorsports, other than International Speedway and its affiliates, was fair from a financial point of view to the stockholders of Penske Motorsports, the Penske Motorsports board unanimously adopted and approved the merger agreement and the merger and recommended that the Penske Motorsports stockholders vote in favor of the merger agreement and the merger. The Penske Motorsports board also unanimously approved the PSH merger agreement for purposes of making inapplicable the restrictions on "business combinations" contained in Section 203 of the DGCL to the extent they might otherwise apply.

     The merger agreement, the voting and proxy agreement of certain members of the France family and the PSH merger agreement were signed on May 10, 1999, and the transaction was announced on this date by a joint press release.

     Kaiser also agreed on this date to waive its right of first refusal to purchase shares of Penske Motorsports held by PSH Corp. to the extent that this right was triggered by the transaction. See "Material Contracts and Arrangements Between International Speedway and Penske Motorsports" on page 23.


REASONS FOR THE MERGER; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

     The International Speedway board has unanimously:

     - determined that the merger and the PSH merger are in the best interests of International Speedway and its stockholders;

     - approved the mergers and the merger agreements;

     - approved the issuance of International Speedway class A common stock contemplated by the merger and by the PSH merger; and

     - approved the amendment of the International Speedway articles of incorporation to permit the board to determine from time to time the number of directors who will serve on the board.

     The International Speedway board unanimously recommends that the stockholders of International Speedway vote FOR approval of the issuance of the shares and the amendment to the articles of incorporation for the reasons discussed below.

     The Penske Motorsports board has unanimously:

     - determined that the merger with International Speedway is in the best interests of Penske Motorsports and its stockholders; and

     - approved the merger agreement and the merger.

     The Penske Motorsports board unanimously recommends that the stockholders of Penske Motorsports vote FOR approval and adoption of the merger agreement and the merger for the reasons discussed below.

JOINT REASONS FOR THE MERGER

     The International Speedway board and the Penske Motorsports board believe that the merger of the two companies represents a unique strategic opportunity for two companies with similar business operations and that the high-quality facilities of each company will expand the geographic reach of their operations. Both boards believe that the combined company will have greater exposure to key markets; a stronger management team; a larger base of operations; and greater operational efficiencies, earning power and growth potential than either International Speedway or Penske Motorsports would have on its own.

     The International Speedway board and the Penske Motorsports board recognized a number of potential benefits of the combination of the two companies which they believe will contribute to the success of the combined company and consequently benefit their stockholders. These benefits include the following:

     Significant New Growth Opportunities. International Speedway's and Penske Motorsports' strategies have been to expand their operations through the development and expansion of motorsports facilities. The boards of International Speedway and Penske Motorsports believe that the combined company will be positioned better than either company would be on its own to pursue expansion opportunities by being able to draw upon the resources, experience and development efforts of both International Speedway and Penske Motorsports.

     Increased Savings and Business Opportunity. Each company believes that the combination should result in a number of cost savings and marketing opportunities. The combination will provide the opportunity to spread certain financial and administrative functions over a larger operational and revenue base. Additionally, in evaluating the merger, each board also considered the expanded geographic reach and larger base of operations which will permit the combined company to pursue new national sponsorships and develop cross-marketing opportunities with a wider array of partners.

     Combination of the Best of Both Companies. The combined company will be able to take advantage of the best personnel and the best operating systems and practices currently employed by International Speedway and Penske Motorsports. For example, the management team of the combined company will include highly skilled executive officers and field managers of both International Speedway and Penske Motorsports.

INTERNATIONAL SPEEDWAY'S ADDITIONAL REASONS FOR THE COMBINATION AND OTHER CONSIDERATIONS

     In reaching their conclusions and recommendations, the International Speedway board consulted with management of International Speedway, as well as with its financial, accounting and legal advisors, and considered the reasons described above under "-- Joint Reasons for the Merger" and a number of additional factors, including the following:

     - the current economic, financial and business environment generally, and the present and anticipated environment in the motorsports industry in particular;

     - the judgment, advice and analysis of International Speedway's management with respect to the strategic, financial and operational benefits of the combination. This was based in part on the due diligence investigation performed with respect to Penske Motorsports, and on the International Speedway board's own knowledge of International Speedway and Penske Motorsports;

     - the effectiveness of the combination in implementing and accelerating International Speedway's basic long-term growth strategies;

     - the financial condition, results of operations, businesses and prospects of International Speedway and Penske Motorsports;

     - the recent and historic stock prices and earnings performance of International Speedway and Penske Motorsports;

     - the potential dilutive effect of the merger to the earnings per share of International Speedway stockholders;

     - the presentation to the board made by Greenhill, financial advisors to International Speedway;

     - Greenhill's report that it would be prepared to deliver its opinion that, as of May 7, 1999, the consideration to be paid in the merger, and the consideration to be paid in the PSH merger, were fair to International Speedway from a financial point of view; see "-- Opinions of Greenhill";

     - the maximum and minimum number of shares of International Speedway class A common stock that could be issued to stockholders of Penske Motorsports in the merger;

     - the potential percentage ownership of the combined company after the merger;

     - the fact that the Penske Motorsports stockholders would receive a premium over the then current market price of Penske Motorsports common stock, assuming that the transaction closed on the date of the announcement of the transaction;

     - the view that the merger agreement provided a fair basis for the merger from the standpoint of International Speedway;

     - the likelihood of the merger being opposed by the appropriate regulatory authorities;

     - the cost and benefits of acquiring Penske Motorsports' motorsports facilities compared to building comparable facilities;

     - the expected accounting treatment of the merger;

     - the effect of the merger on International Speedway's other constituencies, including its senior management and other employees, as well as racing fans;

     - the number of key Penske Motorsports employees who would continue employment with the combined company after the merger;

     - the difficulty and management distraction involved in integrating two companies and the risk that the benefits sought in the combination would not be achieved;

     - the risk that the merger would not be completed and the effect of the public announcement of the merger on the market price of International Speedway class A common stock;

     - the risk that pending litigation against Penske Motorsports could have a material effect on Penske Motorsports or the combined company; and

     - the other risks described above in "Risk Factors."

     The foregoing discussion of the information and factors considered by the International Speedway board is not intended to list every point considered by the International Speedway board. It is, however, believed to include all material factors considered by the International Speedway board. In view of the wide variety of information and points considered, the International Speedway board did not find it practical to, and did not, assign any relative or specific importance to the factors listed above, and individual directors may have given differing weights to different factors.

PENSKE MOTORSPORTS' ADDITIONAL REASONS FOR THE MERGER AND OTHER CONSIDERATIONS

     In reaching its conclusions and recommendations, the Penske Motorsports board consulted with management of Penske Motorsports, its financial and legal advisors, and representatives of PSH Corp., and considered the reasons described above under "-- Joint Reasons for the Merger" as well as a number of additional factors, including the following:

     - the terms and conditions of the merger agreement, including the merger consideration and the premium to recent market prices;

     - the opinion that Merrill Lynch rendered to the Penske Motorsports board on May 10, 1999, to the effect that, other than International Speedway and its affiliates, the merger consideration was fair from a financial point of view to Penske Motorsports stockholders;

     - the presentation and analysis provided to the Penske Motorsports board by Merrill Lynch;

     - historical market prices and trading information for the Penske Motorsports common stock and the historical data relating to the market prices and trading volumes of the International Speedway class A and class B common stock;

     - the Penske Motorsports board's familiarity with, and review of, the business, assets, management, competitive positions and prospects of Penske Motorsports, including Penske Motorsports' prospects if it were to continue as an independent company;

     - the Penske Motorsports board's familiarity with, and review of, the business, assets, management, competitive positions and prospects of International Speedway;

     - the opportunity for Penske Motorsports stockholders through receipt of International Speedway class A common stock in the merger to retain a continuing investment in the motorsports industry through a larger and more geographically diversified company with substantially greater resources;

     - the likelihood that International Speedway class A common stock would have greater liquidity in the public market than Penske Motorsports common stock;

     - the statement of PSH Corp., the majority stockholder of Penske Motorsports, that it favors the merger and that it would vote its Penske Motorsports common stock in favor of the merger and against any other transaction;

     - the regulatory approvals required for the merger and the estimated length of time required to complete the merger; and

     - the structure of the merger, including its anticipated tax consequences to Penske Motorsports and its stockholders, and the ability of Penske Motorsports stockholders to make an election regarding the consideration that they would receive in the merger.

     The foregoing discussion of the information and factors considered by the Penske Motorsports board is not intended to list every point considered by the Penske Motorsports board. It is, however, believed to include all material factors considered by the Penske Motorsports board. In view of the wide variety of information and points considered, the Penske Motorsports board did not find it practical to, and did not, assign any relative or specific importance to the factors listed above, and individual directors may have given differing weights to different factors.

OPINIONS OF GREENHILL

     Greenhill & Co., LLC, as part of its engagement as financial advisor to International Speedway, was asked to render:

     - an opinion to the International Speedway board with respect to the fairness to International Speedway, from a financial point of view, of the consideration to be paid in the merger; and

     - an opinion to the International Speedway board with respect to the fairness to International Speedway, from a financial point of view, of the consideration to be paid in the PSH merger. As of the date of its opinion, PSH Corp. owned 56% of Penske Motorsports, its sole asset. The management of PSH Corp. is comprised of Penske Motorsports management, and the financial projections and other financial and operating data that Greenhill relied upon in preparing its opinion were based on the financial projections and other financial and operating data of Penske Motorsports.

     The following is a summary of the report by Greenhill to the International Speedway board in connection with the rendering of its oral opinions presented to the special committee of the board of International Speedway on May 9, 1999, subsequently confirmed by written opinions addressed to the board of International Speedway, dated May 10, 1999.

     The full text of the written opinions of Greenhill with respect to the merger consideration and the PSH merger consideration, respectively, each dated as of May 10, 1999, each of which set forth the assumptions made, matters considered, and limits on the review undertaken, are attached as Annex C to this Joint Proxy Statement/Prospectus and are incorporated by reference into this Joint Proxy Statement/ Prospectus. International Speedway stockholders are urged to read the opinions in their entirety. Greenhill's written opinions are addressed to the International Speedway board, are directed only to the consideration to be paid in the merger and the PSH merger, and do not constitute a recommendation to any stockholder of International Speedway as to how the stockholder should vote at the International Speedway special meeting. The summaries of the opinions of Greenhill set forth in this Joint Proxy Statement/Prospectus are qualified in their entirety by reference to the full text of the opinions.

     In arriving at its opinions, Greenhill:

     - reviewed certain publicly available financial statements and other information of International Speedway, Penske Motorsports and PSH Corp., respectively;

     - reviewed certain internal financial statements, financial projections and other financial and operating data concerning International Speedway, Penske Motorsports and PSH Corp. prepared by the management of International Speedway, Penske Motorsports and PSH Corp., respectively;

     - reviewed and discussed the past and current operations as well as the financial condition and prospects of Penske Motorsports and PSH Corp. with senior executives of Penske Motorsports and PSH Corp., respectively;

     - reviewed and discussed the past and current operations as well as the financial condition and prospects of International Speedway with senior executives of International Speedway;

     - reviewed the business, assets and financial condition of PSH Corp.;

     - reviewed the pro forma impact of the merger and the PSH merger on the earnings per share of International Speedway;

     - reviewed recent reported prices and trading activity for the International Speedway class A and class B common stock and the Penske Motorsports common stock;

     - compared the financial performance of International Speedway, Penske Motorsports and PSH Corp. and the prices and trading activity of the class A common stock of International Speedway and the common stock of Penske Motorsports with that of certain other publicly traded companies and their securities;

     - reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that Greenhill deemed relevant;

     - reviewed and discussed with the senior management of International Speedway the strategic rationale of the merger and the PSH merger;

     - participated in discussions and negotiations among representatives of International Speedway, Penske Motorsports and PSH Corp. and their financial and legal advisors;

     - reviewed the merger agreement, the PSH merger agreement and certain related agreements; and

     - performed any other analyses and reviewed other information as Greenhill deemed appropriate.

     In preparing its opinions, Greenhill assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for purposes of its opinions. With respect to the financial projections and other financial and operating data, and discussions relating to strategic, financial and operational benefits anticipated from the merger and the PSH merger provided by International Speedway and Penske Motorsports, Greenhill assumed that this information was reasonably prepared and reflected the best currently available estimates and judgments of the prospects of International Speedway, Penske Motorsports and PSH Corp., respectively.

     Greenhill also relied upon, without independent verification, the assessment of the management of both International Speedway and Penske Motorsports of the strategic and other benefits expected to result from the merger and the PSH merger. Greenhill relied upon, without independent verification, the assessment by the management of both International Speedway and Penske Motorsports of International Speedway's and Penske Motorsports' products and services, the timing and risks associated with the integration of the business of Penske Motorsports with International Speedway, and the timing and risks associated with Penske Motorsports' and International Speedway's existing and future products and services. Greenhill did not make any independent valuation or appraisal of the assets or liabilities of International Speedway, Penske Motorsports or PSH Corp., nor has Greenhill been furnished with any appraisals of this type. In addition, Greenhill assumed that the transactions will be accounted for as "purchase" transactions in accordance with United States Generally Accepted Accounting Principles and that the merger and the PSH merger will each be treated as a tax-free reorganization and/or exchange pursuant to the Internal Revenue Code.

     Greenhill's opinions are necessarily based on the economic, market, financial and other conditions as in effect on, and the information made available to Greenhill as of, the date of the Greenhill opinions. Subsequent developments may affect the written opinions dated May 10, 1999, and Greenhill does not have any obligation to update, revise or reaffirm its opinions. Greenhill expressed no opinion as to the price at which the class A or class B common stock of International Speedway will trade at any future time.

     In accordance with customary investment banking practice, Greenhill employed generally accepted valuation methods in reaching its opinions. The following summarizes certain of the analyses performed by

Greenhill in connection with the rendering of its oral opinions of May 9, 1999, subsequently confirmed by written opinions dated May 10, 1999.

     Comparative Stock Price Performance. Greenhill reviewed the daily closing prices of Penske Motorsports common stock and compared its performance with that of International Speedway class A common stock and of the common stock of Championship Auto Racing Teams, Dover Downs Entertainment and Speedway Motorsports, which Greenhill deemed to be relevant for International Speedway and Penske Motorsports. Greenhill observed that, on a total return basis over the period May 5, 1997 to May 5, 1999, International Speedway class A common stock returned 135.5%, compared with 27.7% for Penske Motorsports common stock and an average of 80.3% for the other companies.

     To provide contextual data and comparative market data, Greenhill also examined the history of the trading prices and their relative relationships for both Penske Motorsports common stock and International Speedway class A common stock for the latest 12-month period ended prior to May 5, 1999. This information was presented solely to provide the International Speedway board with background information regarding the stock prices of International Speedway and Penske Motorsports over the period indicated. The average ratio of the closing prices of Penske Motorsports common stock to International Speedway class A common stock was:

                                                                  AVERAGE RATIO
TIME                                                            OF CLOSING PRICES
----                                                            -----------------
10 days.....................................................          0.783
30 days.....................................................          0.684
90 days.....................................................          0.691
180 days....................................................          0.692
360 days....................................................          0.783

     Relative Contribution Analysis. Greenhill analyzed the pro forma contribution of each of International Speedway and Penske Motorsports to the pro forma combined company. The analysis showed that, among other things, Penske Motorsports would have contributed revenue, earnings before interest expense and tax expense, plus depreciation and amortization, also known as EBITDA, and earnings before interest expense and tax expense, also known as EBIT, of 38%, 36% and 34%, respectively, to the combined company for the actual fiscal year 1998, and 36%, 33% and 30%, respectively, to the combined company for the projected fiscal year 1999.

     Assuming that all Penske Motorsports stockholders (including PSH Corp. and International Speedway) were to have elected to receive the all stock consideration, the pro forma economic ownership based on the collar ranged from 23% to 28%.

     In performing the comparison, Greenhill relied upon fiscal-year 1998 and 1999 revenue, EBITDA and EBIT estimates from internal estimates and projections from the management of both International Speedway and Penske Motorsports.

     Selected Peer Group Comparison. Using publicly available information, Greenhill compared and analyzed selected historical and projected financial, operating and stock market performance data of Penske Motorsports and International Speedway to the corresponding data of certain publicly traded companies that Greenhill deemed to be relevant for Penske Motorsports and International Speedway. The selected comparable companies consisted of:

     - Championship Auto Racing Teams;

     - Dover Downs Entertainment;

     - International Speedway;

     - Penske Motorsports; and

     - Speedway Motorsports.

     In evaluating the selected comparable companies, Greenhill made judgments and assumptions concerning industry performance, general business, economic, market and financial conditions and other matters. Mathematical analysis (such as determining the median) is not in itself a meaningful method of using peer group data. For purposes of calculating mean and median statistics, Dover Downs Entertainment was excluded because of the high component of gaming-related revenue and earnings in Dover Downs Entertainment's business.

     Greenhill reviewed, among other information, the selected comparable companies' multiples of total aggregate value, which consists of market value of equity as of May 5, 1999, plus total debt less cash and cash equivalents as of the latest reported fiscal period, to:

     - Projected calendar-year 1999 EBITDA; and

     - Projected calendar-year 1999 EBIT.

     All calendar-year 1999 estimates are based on recent publicly available research reports from various investment houses.

     Aggregate value multiples represent the ratio of a particular company's total aggregate value to its operating statistics. These operating statistics include EBITDA and EBIT as described above.

     Greenhill also reviewed, among other information, the selected comparable companies' multiples of equity market value to:

     - Projected calendar-year 1999 earnings per share, or EPS; and

     - Projected calendar-year 2000 EPS.

     All calendar year 1999 and 2000 EPS results were based on publicly available estimates from IBES Research.

     Equity value multiples represent the ratio of a particular company's total equity market value to its operating statistics. These operating statistics include net income for calendar years 1999 and 2000 on a per share basis, or EPS.

     The selected comparable companies analysis resulted in the following mean and median multiples as of May 5, 1999:

STATISTIC                                                     MEAN     MEDIAN
---------                                                     ----     ------
Calendar-year 1999 EBITDA...................................  16.4x    14.4x
Calendar-year 1999 EBIT.....................................  19.5x    17.5x
Calendar-year 1999 EPS......................................  31.4x    30.6x
Calendar-year 2000 EPS......................................  27.2x    26.8x

     Based on an implied price of $50.00 for each outstanding share of Penske Motorsports common stock, Penske Motorsports's implied multiples, calculated on the same basis as the selected comparable companies, were as follows:

STATISTIC                                                       MULTIPLE
---------                                                       --------
Calendar-year 1999 EBITDA...................................     15.8x
Calendar-year 1999 EBIT.....................................     20.8x
Calendar-year 1999 EPS......................................     36.1x
Calendar-year 2000 EPS......................................     32.6x

     These multiples were also compared against International Speedway's multiples alone, which were calculated on the same basis:

STATISTIC                                                       MULTIPLE
---------                                                       --------
Calendar-year 1999 EBITDA...................................     24.3x
Calendar-year 1999 EBIT.....................................     29.2x
Calendar-year 1999 EPS......................................     40.7x
Calendar-year 2000 EPS......................................     34.4x

     Discounted Cash Flow Analysis. Greenhill analyzed Penske Motorsports based on an unlevered discounted cash flow analysis of the projected financial performance of Penske Motorsports. This projected financial performance was based upon a forecast period for Penske Motorsports created by Penske Motorsports and International Speedway managements with Greenhill. In the discounted cash flow analysis, Greenhill determined the present value of the after-tax unlevered free cash flows generated over the forecast period plus a terminal value, based on a range of EBITDA multiples and discount rates which Greenhill deemed appropriate. Net debt was then subtracted from the aggregate values to derive the equity values. The fully diluted equity value per share of Penske Motorsports common stock implied by this analysis ranged from $53 to $68 per share.

     Analysis of Selected Precedent Transactions. Using publicly available information, Greenhill examined selected transactions with respect to industry characteristics, growth prospects and other traits deemed relevant. Specifically, Greenhill reviewed the following transactions:

     - KKR/Hicks Muse's acquisition of Regal Cinemas;

     - Premier Park's acquisition of Six Flags;

     - Family Golf Center's acquisition of Eagle Quest Golf Centers;

     - Family Golf Center's acquisition of Golden Bear; and

     - Speedway Motorsports' acquisition of Las Vegas Speedway.

     Greenhill analyzed for these transactions the total aggregate value paid as a multiple of EBITDA for the 12 months prior to the announcement of the acquisition.

     In addition, Greenhill also reviewed 44 transactions involving publicly traded companies (both completed and pending from May 5, 1998 through May 5, 1999) that were comparable in transaction size and type to the merger. Greenhill compared certain statistics involving the implied offer-price premium in those transactions, including the implied median premium to Penske Motorsports common stock closing price one day prior to transaction announcement, one week prior to transaction announcement and one month prior to transaction announcement, respectively. The analysis showed that the implied mean offer-price premium to Penske Motorsports common stock closing price one day, one week and one month prior to transaction announcement for the aforementioned sample of transactions were 32.0%, 40.0% and 41.2%, respectively. These compared in the case of the consideration to be received by holders of the shares of Penske Motorsports common stock, to an implied offer-price premium of 31.6%, 35.1% and 34.2%, respectively.

     The table below shows the resulting implied equity values per share of Penske Motorsports common stock based on the mean and median multiples calculated for the various methodologies involving comparable transactions:

EQUITY VALUES IMPLIED BY:                                     MEAN     MEDIAN
-------------------------                                     ----     ------
LTM EBITDA Multiple (less net debt)........................  $45.39    $48.06
Premiums to Market Price of Selected Precedent
  Transactions:
     One Day Prior to May 6th..............................  $50.16    $48.53
     One Week Prior to Announcement........................  $51.80    $48.69
     One Month Prior to Announcement.......................  $52.60    $48.31

     No company utilized in the selected precedent transaction analysis is identical to either International Speedway or Penske Motorsports nor is any transaction identical to the contemplated transaction between Penske Motorsports and International Speedway. An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of Penske Motorsports and International Speedway and the companies involved in the comparable transactions, as well as other factors that could affect their publicly traded and/or transaction value. The numerical results are not in themselves meaningful in analyzing the contemplated transaction as compared to the comparable transactions.

     Pro Forma Merger Analysis. Greenhill performed an analysis of the potential pro forma effect of the merger on International Speedway's projected EPS and cash EPS. Using the projected fully diluted earnings per share of Penske Motorsports for the years 1999 through 2003 and the projected fully diluted earnings per share of International Speedway for the same years, Greenhill compared the projected earnings per share of International Speedway on a stand-alone basis (assuming the merger does not occur) to the projected pro forma EPS of the combined entity, before the effect of any synergies. In addition, using similar assumptions, Greenhill compared the projected cash earnings per share, defined as net income plus depreciation and amortization divided by the fully diluted number of shares, or cash EPS, on a stand-alone basis to the projected pro forma cash EPS of the combined entity before the effect of any synergies. Cash EPS is not affected by goodwill amortization created in the transaction because goodwill amortization is a non-cash expense.

     For purposes of this analysis, Greenhill used earnings projections for Penske Motorsports based on both publicly available estimates from research houses and the projections developed by Penske Motorsports and International Speedway managements with Greenhill. Greenhill determined that based on a number of scenarios involving (1) the number of shares to be issued under different prices within and out of the collar range and (2) the final consideration chosen by stockholders, that, relative to consensus investment banking research projected earnings per share, or EPS, estimates, the impact of the merger would be accretive in 1999, dilutive in 2000, approximately neutral in 2001 and accretive thereafter. Greenhill also determined that the merger would become immediately accretive to International Speedway stockholders from a cash EPS perspective. All results were based prior to the effect of any synergies.

     Pro Forma PSH Merger Analysis. Greenhill performed an analysis of the potential pro forma effect of the PSH merger on International Speedway's projected EPS and cash EPS. Using the projected fully diluted earnings per share of Penske Motorsports for the years 1999 through 2003 and the projected fully diluted earnings per share of International Speedway for the same years, Greenhill compared the projected earnings per share of International Speedway on a stand-alone basis (assuming the merger does not occur) to the projected pro forma EPS of the combined entity, before the effect of any synergies. In addition, using similar assumptions, Greenhill compared the projected cash earnings per share, defined as net income plus depreciation and amortization divided by fully diluted earnings per share, or cash EPS, on a stand-alone basis to the projected pro forma cash EPS of the combined entity before the effect of any synergies. Cash EPS is not effected by goodwill amortization created in the transaction because goodwill amortization is a non-cash expense.

     For purposes of this analysis, Greenhill used earnings projections for Penske Motorsports based on both publically available estimates from research houses and projections developed by the Penske Motorsports and International Speedway managements with Greenhill. Greenhill determined that the PSH merger would be less dilutive to International Speedway stockholders than the merger in years there was EPS dilution and less accretive to International Speedway Stockholders in years there was accretion. Greenhill also determined that the PSH merger would be less accretive to International Speedway stockholders from a cash EPS perspective. All results were based prior to the effect of any synergies.

     The summary set forth above does not purport to be a complete description of the analyses or data presented by Greenhill. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinions, Greenhill considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Greenhill believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Greenhill may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Greenhill's view of the actual value of International Speedway or Penske Motorsports. In performing its analyses, Greenhill made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of International Speedway, Penske Motorsports or PSH Corp. Any estimates contained in these analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by these estimates. Because this analysis is inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Penske Motorsports and International Speedway, none of Greenhill, Penske Motorsports, International Speedway or PSH Corp. assumes responsibility if future results or actual values are materially different from these forecasts or assumptions. The analyses do not purport to be appraisals or to reflect the prices at which International Speedway, Penske Motorsports or PSH Corp. might actually be sold.

     The International Speedway board selected Greenhill to be its financial advisor in connection with the merger and the PSH merger because Greenhill is a prominent investment banking and financial advisory firm with relevant qualifications, experience and expertise. For services rendered in connection with the merger and the delivery of its opinion, International Speedway has agreed to pay Greenhill a fee of $2,600,000, and will indemnify Greenhill against certain liabilities in connection with its engagement. In addition, International Speedway has agreed to reimburse Greenhill for its reasonable out-of-pocket expenses incurred in connection with rendering financial advisory services, including fees and disbursements of its legal counsel. In the past, Greenhill has provided investment banking services to International Speedway and has received customary fees for rendering these services.

OPINION OF MERRILL LYNCH

     General. Merrill Lynch acted as financial advisor to Penske Motorsports in connection with the merger. At the meeting of the Penske Motorsports board held on May 10, 1999, Merrill Lynch rendered its oral opinion to the Penske Motorsports board to the effect that, as of May 10, 1999, and based upon the assumptions made, matters considered and limits of review set forth in Merrill Lynch's written opinion, the consideration to be received in the merger by the stockholders of Penske Motorsports, other than International Speedway and its affiliates, was fair from a financial point of view. Merrill Lynch subsequently confirmed its oral opinion by delivery of its written opinion dated May 10, 1999.

     THE FULL TEXT OF MERRILL LYNCH'S MAY 10, 1999 OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY MERRILL LYNCH IN RENDERING ITS OPINION, IS INCLUDED AS ANNEX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED BY REFERENCE INTO THIS JOINT PROXY STATEMENT/PROSPECTUS. MERRILL LYNCH'S OPINION IS ADDRESSED TO THE PENSKE MOTORSPORTS BOARD AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE PENSKE MOTORSPORTS

STOCKHOLDERS, OTHER THAN INTERNATIONAL SPEEDWAY AND ITS AFFILIATES, IN THE MERGER. THE MERRILL LYNCH OPINION DOES NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY THE PENSKE MOTORSPORTS BOARD TO ENTER INTO THE MERGER AGREEMENT OR ENGAGE IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PENSKE MOTORSPORTS STOCKHOLDER AS TO HOW THE STOCKHOLDER SHOULD VOTE ON THE MERGER AGREEMENT OR THE MERGER NOR DOES IT CONSTITUTE A RECOMMENDATION AS TO THE ELECTION A PENSKE MOTORSPORTS STOCKHOLDER MAKES IN REGARD TO THE FORM OF CONSIDERATION TO BE RECEIVED. THIS DESCRIPTION OF THE MERRILL LYNCH OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION. PENSKE MOTORSPORTS STOCKHOLDERS ARE URGED TO READ THE MERRILL LYNCH OPINION IN ITS ENTIRETY.

     Merrill Lynch is an internationally recognized investment banking firm and, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, distributions of securities and similar activities. Merrill Lynch was retained by the Penske Motorsports board on the basis of its qualifications, reputation and experience and its familiarity with Penske Motorsports, its businesses and the motorsports industry.

     The Merrill Lynch opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of the date of the opinion. In connection with the preparation of its opinion, Merrill Lynch was not asked by Penske Motorsports or the Penske Motorsports board to solicit, nor did it solicit, third-party indications of interest for the acquisition of all or any part of Penske Motorsports. Merrill Lynch assumed that, in the course of obtaining the necessary regulatory or other consents or approvals, contractual or otherwise, for the merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the merger.

     Merrill Lynch did not express any opinion as to the prices at which Penske Motorsports common stock or International Speedway class A common stock would trade following the announcement or consummation of the merger.

     In arriving at its opinion, Merrill Lynch, among other things:

     - reviewed certain publicly available business and financial information relating to Penske Motorsports and International Speedway that Merrill Lynch deemed to be relevant;

     - reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Penske Motorsports and International Speedway, furnished to Merrill Lynch by Penske Motorsports and International Speedway, respectively;

     - conducted discussions with members of senior management of Penske Motorsports and International Speedway concerning their publicly available business and financial information, financial forecasts and respective businesses and prospects before and after giving effect to the merger;

     - reviewed the market prices and valuation multiples for shares of Penske Motorsports common stock and International Speedway class A common stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

     - reviewed the results of operations of Penske Motorsports and International Speedway and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

     - compared the proposed financial terms of the merger with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant;

     - participated in certain discussions among representatives of Penske Motorsports and International Speedway and their financial and legal advisors;

     - reviewed the merger agreement and the PSH merger agreement; and

     - reviewed other financial studies and analyses and took into account other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

     In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or publicly available, and did not assume any responsibility for independently verifying this information or undertake an independent evaluation or appraisal of any of the assets or liabilities of Penske Motorsports or International Speedway and was not furnished with any evaluation or appraisal of this type. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of Penske Motorsports or International Speedway. With respect to the financial forecast information furnished to or discussed with Merrill Lynch by Penske Motorsports or International Speedway, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of the management of Penske Motorsports or International Speedway, as to the expected future financial performance of Penske Motorsports or International Speedway, as the case may be. Merrill Lynch also assumed that the merger would qualify as a tax-free reorganization for U.S. federal income tax purposes.

     Set forth below is a brief summary of the material analyses performed by Merrill Lynch in connection with its preparation of its opinion. Certain of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses performed by Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analysis, could create a misleading or incomplete view of the financial analysis performed by Merrill Lynch.

PENSKE MOTORSPORTS

     Implied Premium Analysis. Merrill Lynch reviewed the historical trading prices for Penske Motorsports common stock and compared them with the merger consideration valued at $50.00 per share. This analysis indicated that the merger consideration represented:

     - a premium of 29.0% over the closing market price of Penske Motorsports common stock of $38.75 per share at the close of business on May 7, 1999;

     - a premium of 36.3% over the average closing market price of Penske Motorsports common stock of $36.68 per share for the 30 trading days ending May 7, 1999;

     - a premium of 78.1% over the average closing market price of $28.07 per share for the one-year period ending May 7, 1999; and

     - a premium of 26.6% over the all-time high market price of $39.50 per share for the period from March 27, 1996 to May 7, 1999.

     Penske Motorsports Trading Range Analysis. Merrill Lynch reviewed the high and low stock prices of Penske Motorsports common stock for the year ending May 7, 1999. This analysis indicated a high price of $39.50 and a low price of $16.88.

     Selected Comparable Companies Analysis. Merrill Lynch compared certain financial data relating to Penske Motorsports to corresponding financial data for four publicly traded corporations:

     - International Speedway,

     - Speedway Motorsports, Inc.,

     - Championship Auto Racing Teams, Inc., and

     - Dover Downs Entertainment, Inc.

     These comparable companies were chosen because they are publicly traded companies with operations that for purposes of this analysis may be considered reasonably similar to the operations of Penske Motorsports. For each of these comparable companies, Merrill Lynch calculated multiples of market price per share of common stock to estimated 2000 earnings referred to in this section as the 2000 P/E multiple.

     For purposes of calculating the 2000 P/E multiple of the comparable companies, Merrill Lynch utilized the closing price per share of their common stock on May 7, 1999 and their calendar-year 2000 estimated EPS as reported by First Call Corporation as of May 7, 1999. The comparable company analysis yielded a range of 2000 calendar-year P/E multiples of 23.0x to 27.0x. Merrill Lynch calculated implied equity values per share of Penske Motorsports common stock by applying 2000 calendar-year P/E multiples of 23.0x to 27.0x to Penske Motorsports' estimated 2000 EPS, based upon the Penske Motorsports projections provided by management. The following table presents the ranges of equity values per share of Penske Motorsports common stock implied by this analysis as compared with the merger consideration valued at $50.00 per share:

                                                         IMPLIED EQUITY VALUE
                                                   PER SHARE OF PENSKE MOTORSPORTS
                                                             COMMON STOCK
                                                   --------------------------------
                                                     LOW                     HIGH
                                                     ---                     ----
Selected Comparable Companies Trading Analysis
  Based on the Penske Motorsports Projections....   $34.25                  $40.25
Consideration Implied in the Merger..............               $50.00

     Selected Acquisitions Transaction Analysis. Using publicly available information, Merrill Lynch reviewed information relating to four racetrack industry acquisitions which Merrill Lynch deemed relevant in evaluation of the merger. For the selected comparable transactions, Merrill Lynch calculated multiples of transaction value to EBITDA of the acquired businesses for the latest 12-month periods preceding the acquisition announcements and compared these multiples with corresponding multiples for the merger. For purposes of this analysis, transaction value was calculated as the consideration offered for the common equity, including the net cost of "in-the-money" options, plus liquidation value of preferred equity and the value of debt and minority interests less cash and marketable securities.

     Merrill Lynch calculated implied equity values per share of Penske Motorsports common stock by applying multiples of 15.0x to 17.0x, which multiples were based on the foregoing analysis, to Penske Motorsports latest 12-month EBITDA, or LTM EBITDA. The following table presents the ranges of equity values per share of Penske Motorsports common stock implied by this analysis as compared with the merger consideration valued at $50.00 per share:

                                                         IMPLIED EQUITY VALUE
                                                   PER SHARE OF PENSKE MOTORSPORTS
                                                             COMMON STOCK
                                                   --------------------------------
                                                     LOW                     HIGH
                                                     ---                     ----
Selected Acquisitions Transactions Analysis
  Transaction Value to LTM EBITDA................   $39.75                  $45.25
Consideration Implied in the Merger..............               $50.00

     Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis of the projected after-tax unlevered free cash flows of Penske Motorsports. After-tax unlevered free cash flow means operating cash flow after changes in working capital, capital spending, taxes and other operating requirements are taken into account. This analysis was based on projections for fiscal years 1999 through 2003 prepared by the management of Penske Motorsports.

     Merrill Lynch calculated implied equity values per share of Penske Motorsports common stock by utilizing discount rates ranging from 10.0% to 12.0% and terminal value multiples of estimated 2003 EBITDA ranging from 8.0x to 10.0x. Merrill Lynch arrived at these discount rates based on its judgment of the weighted average cost of capital of selected publicly traded companies, and arrived at these terminal multiples based on its review of the trading characteristics of the common stock of selected publicly traded companies. The projections prepared by management of Penske Motorsports were estimates only and inherently subject to known and unknown risks, uncertainties, and other factors, many of which are outside Penske Motorsports' control, which may cause the actual results to differ significantly from those set forth in the projections.

     The following table presents the ranges of implied equity values per share of Penske Motorsports common stock implied by this analysis as compared with the merger consideration valued at $50.00 per share:

                                                         IMPLIED EQUITY VALUE
                                                   PER SHARE OF PENSKE MOTORSPORTS
                                                             COMMON STOCK
                                                   --------------------------------
                                                     LOW                     HIGH
                                                     ---                     ----
Discounted Cash Flow Analysis....................   $32.50                  $45.50
Consideration Implied in the Merger..............               $50.00

RELATIVE VALUATION

     Merrill Lynch reviewed the relative valuation of Penske Motorsports and International Speedway to compare the exchange ratio implied by the analysis to that offered in the merger by performing the following analysis.

     Historical Trading Multiples Analysis. Merrill Lynch compared the historical trading multiples of Penske Motorsports common stock and International Speedway class A common stock to determine the spread between the historical trading multiples of Penske Motorsports and International Speedway. For Penske Motorsports common stock and International Speedway class A common stock, Merrill Lynch calculated multiples of the following financial metrics:

     - market price per share of common stock to one-year forward earnings, or the "forward P/E multiple;" and

     - equity market capitalization and net debt, or "enterprise value" to year ending and LTM EBITDA.

     For purposes of calculating the forward multiple, Merrill Lynch utilized the closing stock price per share of Penske Motorsports common stock and International Speedway class A common stock on the last day of the month and their calendar-year one-year forward EPS estimate, as reported by the I/B/E/S Database for each corresponding month. For purposes of calculating the enterprise value to EBITDA, Merrill Lynch utilized the closing stock price as of the last day of the relevant period and the EBITDA as reported in Penske Motorsports and International Speedway's public filings, respectively. The following tables set forth information concerning the multiples of the selected financial metrics extracted by Merrill Lynch for Penske Motorsports and International Speedway discussed above:

                                                                      INTERNATIONAL
                                                PENSKE MOTORSPORTS      SPEEDWAY       SPREAD
                                                ------------------    -------------    ------
Current Forward P/E Multiple..................         28.5x              41.6x        (13.1x)
Average Forward P/E Multiple
One Month.....................................         26.3x              44.8x        (18.5x)
Three Months..................................         24.8               44.3         (19.5)
One Year......................................         21.9               37.0         (15.1)
Two Years.....................................         23.7               33.6          (9.9)
Current Enterprise Value to LTM EBITDA........         14.5x              24.9x        (10.4x)
Year-Ending 1998
Enterprise Value to Year-Ending 1998 EBITDA...         10.5               22.6         (12.1)
Year-Ending 1997
Enterprise Value to Year-Ending 1997 EBITDA...         10.7               16.2          (5.5)

     Historical Exchange Ratio Analysis. Merrill Lynch reviewed the historical ratio of Penske Motorsports common stock price divided by International Speedway class A common stock price and compared the results to the ratio implied by the transaction and the transaction collar (assuming a 100% stock transaction). The following table sets forth information concerning the implied exchange ratios discussed above:

HISTORICAL TRADING RATIOS                                         EXCHANGE RATIO
-------------------------                                         --------------
May 7, 1999 Closing Stock Price.............................           0.81x
All-Time High...............................................           1.77
All-Time Low................................................           0.56
One-Month Average...........................................           0.68
Six-Month Average...........................................           0.69
One-Year Average............................................           0.78

                                                                IMPLIED TRANSACTION
TRANSACTION RATIOS                                                EXCHANGE RATIO
------------------                                              -------------------
Based on May 7, 1999 Closing Stock Price of International
  Speedway class A common stock.............................           1.04x
Low end of the collar.......................................           1.20
High end of the collar......................................           0.94

     Relative Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis of the projected after-tax unlevered free cash flows of International Speedway, divided the results into the discounted cash flow values for Penske Motorsports and compared the resulting exchange ratio to the exchange ratio implied by the transaction. The discounted cash flow analysis for International Speedway was based upon projections and assumptions prepared by International Speedway's management for the years 1999 through 2001, and extrapolated for years 2002 and 2003 based on discussions with International Speedway management. The discounted cash flow analysis used discount rates ranging from 10.0% to 12.0% and terminal value multiples of estimated 2003 EBITDA ranging from 13.0x to 15.0x. Merrill Lynch arrived at these discount rates based on its judgment of the weighted-average cost of capital of selected publicly traded companies, and arrived at these terminal multiples based on its review of the trading characteristics of the common stock of selected publicly traded companies. The projections prepared by management of International Speedway were estimates only and inherently subject to known and unknown risks, uncertainties, and other factors, many of which are outside International Speedway's control, which may cause the actual results to differ significantly from those set forth in the projections. The discounted cash flow analysis for Penske Motorsports is described above. The following table sets forth information concerning the implied exchange ratios discussed above:

                                                                 IMPLIED EXCHANGE RATIO
                                                                FROM DISCOUNTED CASH FLOW
                                                                     ANALYSIS VALUES
                                                               ---------------------------
Penske Motorsports Minimum Value to International Speedway
  Maximum Value............................................               0.63x
Penske Motorsports Midpoint Value to International Speedway
  Midpoint Value...........................................               0.84
Penske Motorsports Maximum Value to International Speedway
  Minimum Value............................................               1.09

                                                                IMPLIED TRANSACTION
                                                                  EXCHANGE RATIO
                                                                -------------------
Based on May 7, 1999 Closing Stock Price of International
  Speedway class A common stock.............................           1.04x
Low end of the collar.......................................           1.20
High end of the collar......................................           0.94

     Contribution Analysis. Merrill Lynch reviewed the 1999 and 2000 estimated contribution to net income of Penske Motorsports and International Speedway, based on projections provided by management of both companies, and compared the results to the implied ownership of Penske Motorsports in the pro forma combined company (assuming a 100% stock transaction). The net income contribution was determined by dividing the stand-alone net income projection by the combined net income projections of the two companies before any transaction adjustments. The following table represents the contribution analysis discussed above:

                                                               PENSKE          INTERNATIONAL
                                                            MOTORSPORTS          SPEEDWAY
                                                            -----------        -------------
1999 Net Income Contribution...........................         27.1%              72.9%
2000 Net Income Contribution...........................         26.3%              73.7%
IMPLIED OWNERSHIP IN TRANSACTION
Based on May 7, 1999 Closing Stock Price of
  International Speedway class A common stock..........         25.5%              74.5%
High end of the collar.................................         23.5%              76.5%
Low end of the collar..................................         28.3%              71.7%

PRO FORMA MERGER ANALYSIS

     Merrill Lynch reviewed certain pro forma effects of the merger, which included, among other things, the impact on International Speedway's EPS, utilizing financial forecasts for Penske Motorsports and International Speedway provided by the management of Penske Motorsports and International Speedway, respectively, and not taking into account any potential merger-related cost saving or revenue opportunities. Based upon the consideration of $50.00 per share of Penske Motorsports common stock assuming the merger consideration was 70% stock and 30% cash and based on the exchange ratio implied by International Speedway class A common stock closing price of $47.88 on May 7, 1999, for the stock portion of the consideration, Merrill Lynch determined that the merger would be dilutive to International Speedway class A common stock in the year 2000 and mildly dilutive to International Speedway class A common stock in the year 2001.

     The information above summarizes the material analysis performed by Merrill Lynch in connection with its opinion. This summary does not purport to be a complete description of the analysis performed by Merrill Lynch in connection with the rendering of its fairness opinion. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. Merrill Lynch believes that its analysis and the summary set forth above must be considered as a whole and that selecting portions of its analysis, without considering all analysis, or selecting part or all of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying Merrill Lynch's opinion.

     In addition, Merrill Lynch considered the results of every portion of its analysis and did not assign relative weights to any portion of its analysis, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Merrill Lynch's view of the actual value of Penske Motorsports or International Speedway, which may be significantly more or less favorable than as set forth herein. The fact that any specific analysis has been referred to in the summary above or that certain information has been presented in tabular format is not meant to indicate that the analysis or information was given more weight than any other analysis or information.

     In performing its analysis, Merrill Lynch made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Penske Motorsports or International Speedway. The analysis performed by Merrill Lynch is not necessarily indicative of actual values, trading values or actual future results that might be achieved, all of which may be significantly more or less favorable than suggested by the analysis. No comparable company identified above is identical to Penske Motorsports or International Speedway, as the case may be, and none of the selected acquisition transactions or other business combinations utilized as a comparison is identical to the transactions contemplated by the merger agreement. Accordingly, an analysis of publicly traded comparable companies and comparable business combinations is not mathematical; rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies or the company, or transaction, and other factors that could affect the public trading values of the comparable companies or company to which they are being compared.

     In connection with its analysis, Merrill Lynch utilized estimates and forecasts of future operating results provided by the respective managements of Penske Motorsports and International Speedway. Analysis based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analysis. Because this analysis is inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Penske Motorsports and International Speedway, none of Merrill Lynch, Penske Motorsports or International Speedway assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

     Merrill Lynch's analysis was prepared solely as part of its analysis of the fairness of the consideration to be received in the merger by the stockholders of Penske Motorsports, other than International Speedway and its affiliates, from a financial point of view, and was provided to the Penske Motorsports board in connection with the delivery of Merrill Lynch's opinion. Merrill Lynch's analysis is not an appraisal and is not intended to reflect the prices at which a company might actually be sold or the prices at which any securities may be traded in the future.

     In addition, as described above, Merrill Lynch's opinion was one of many factors taken into consideration by the Penske Motorsports board in making its determination to approve the merger. Consequently, the analysis described above should not be viewed as determinative of the opinion of either the Penske Motorsports board or management of Penske Motorsports with respect to the value of International Speedway or a combination of International Speedway with Penske Motorsports or whether either the Penske Motorsports board or management of Penske Motorsports would have been willing to agree to accept different merger considerations.

FEE ARRANGEMENT

     Merrill Lynch acted as financial advisor to the board of Penske Motorsports in connection with the merger. Pursuant to a letter agreement, dated May 5, 1999, among Penske Motorsports and Merrill Lynch, Merrill Lynch will receive a fee from Penske Motorsports for its services of $500,000. In addition, Penske Motorsports has agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with rendering financial advisory services, including fees and disbursements of its legal counsel. Penske Motorsports has agreed to indemnify Merrill Lynch and its directors, officers, agents, employees and controlling persons for certain costs, expenses, losses, claims, damages and liabilities related to or arising out of its rendering of services under its engagement as financial advisor. Merrill Lynch has, in the past, provided financial advisory and financing services to Penske Motorsports and has received, and may receive, fees for the rendering of the services.

STRUCTURE OF THE MERGER AND CONVERSION OF PENSKE MOTORSPORTS COMMON STOCK

     In accordance with the merger agreement and Delaware law, Penske Motorsports will be merged with and into 88 Corp. As a result of the merger, the separate corporate existence of Penske Motorsports will cease and 88 Corp. will survive the merger as a wholly owned subsidiary of International Speedway.

     Upon completion of the merger, each outstanding share of Penske Motorsports common stock, other than shares held directly or indirectly by International Speedway, will be converted into the right to elect to receive either:

     - $15.00 in cash and $35.00 worth of International Speedway class A common stock, determined as detailed below, or

     - $50.00 worth of International Speedway class A common stock, determined as detailed below.

     The exact number of shares to be issued will be determined based upon the volume-weighted average price of International Speedway class A common stock during the 20-day trading period ending two trading days before the merger.

     - If the average closing price is between $41.56 and $53.44, then:

        - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and a fraction of a share of International Speedway class A common stock equal to $35.00 divided by that average closing price, and

        - each Penske Motorsports stockholder who elects to receive entirely stock will receive a fraction of a share of International Speedway class A common stock equal to $50.00 divided by that average closing price.

     - If the average closing price is less than $41.56, then:

        - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and 0.842 of a share of International Speedway class A common stock, and

        - each Penske Motorsports stockholder who elects to receive entirely stock will receive 1.203 shares of International Speedway class A common stock.

     - If the average closing price is greater than $53.44, then:

        - each Penske Motorsports stockholder who elects to receive cash and stock will receive $15.00 in cash and 0.655 of a share of International Speedway class A common stock, and

        - each Penske Motorsports stockholder who elects to receive entirely stock will receive 0.936 of a share of International Speedway class A common stock.


     International Speedway has established a toll-free telephone number that Penske Motorsports stockholders in the United States and Canada may call at any time commencing on June 25, 1999 that will tell them the hypothetical number of International Speedway class A common stock to be issued to them depending upon their election. After the close of business two business days prior to the merger this telephone number will tell Penske Motorsports stockholders the exact number of shares to be issued to them in the merger depending upon their election. We currently anticipate that this date will be on July 22, 1999. This toll-free number is (877) 460-4350.


     The following table shows the range of consideration that a Penske Motorsports stockholder would receive in exchange for each share of Penske Motorsports common stock which he or she owns based upon a range of volume-weighted average prices of International Speedway class A common stock and depending upon whether he or she chooses to receive cash and stock or entirely stock:

                                      THEN IN THE CASE OF A                                 THEN IN THE CASE OF AN
                                     STOCK AND CASH ELECTION                               ENTIRELY STOCK ELECTION
                       ----------------------------------------------------   --------------------------------------------------
                         EACH SHARE OF PENSKE                                  EACH SHARE OF PENSKE
                          MOTORSPORTS COMMON                                    MOTORSPORTS COMMON
                           STOCK HELD BY THE                                     STOCK HELD BY THE
                         STOCKHOLDER WOULD BE                                  STOCKHOLDER WOULD BE
                        CONVERTED INTO $15 PLUS    AND THE TOTAL VALUE THAT     CONVERTED INTO THE      AND THE TOTAL VALUE THAT
                       THE FOLLOWING APPROXIMATE      A STOCKHOLDER WHO        FOLLOWING APPROXIMATE       A STOCKHOLDER WHO
                        FRACTION OF A SHARE OF      ELECTS TO RECEIVE CASH    FRACTION OF A SHARE OF       ELECTS TO RECEIVE
IF THE 20-DAY           INTERNATIONAL SPEEDWAY     AND STOCK IN THE MERGER    INTERNATIONAL SPEEDWAY       ENTIRELY STOCK IN
AVERAGE IS:              CLASS A COMMON STOCK:            WOULD BE:            CLASS A COMMON STOCK:      THE MERGER WOULD BE:
-------------          -------------------------   ------------------------   ----------------------    ------------------------
$60..................            0.655                      $54.30                     0.936                     $56.14
$59..................            0.655                      $53.64                     0.936                     $55.20
$58..................            0.655                      $52.99                     0.936                     $54.27
$57..................            0.655                      $52.33                     0.936                     $53.33
$56..................            0.655                      $51.68                     0.936                     $52.40
$55..................            0.655                      $51.02                     0.936                     $51.46
$54..................            0.655                      $50.37                     0.936                     $50.53
$53..................            0.660                      $50.00                     0.943                     $50.00
$52..................            0.673                      $50.00                     0.962                     $50.00
$51..................            0.686                      $50.00                     0.980                     $50.00
$50..................            0.700                      $50.00                     1.000                     $50.00
$49..................            0.714                      $50.00                     1.020                     $50.00
$48..................            0.729                      $50.00                     1.042                     $50.00
$47..................            0.745                      $50.00                     1.064                     $50.00
$46..................            0.761                      $50.00                     1.087                     $50.00
$45..................            0.778                      $50.00                     1.111                     $50.00
$44..................            0.795                      $50.00                     1.136                     $50.00
$43..................            0.814                      $50.00                     1.163                     $50.00
$42..................            0.833                      $50.00                     1.190                     $50.00
$41..................            0.842                      $49.53                     1.203                     $49.32
$40..................            0.842                      $48.68                     1.203                     $48.12
$39..................            0.842                      $47.84                     1.203                     $46.92
$38..................            0.842                      $47.00                     1.203                     $45.71
$37..................            0.842                      $46.16                     1.203                     $44.51

     No fractional shares of International Speedway class A common stock will be issued in connection with the merger. Instead Penske Motorsports stockholders will receive cash, without interest, instead of a fraction of a share of International Speedway class A common stock.

OWNERSHIP OF INTERNATIONAL SPEEDWAY FOLLOWING THE MERGER

     Depending on the volume-weighted average price of International Speedway class A common stock during the 20 trading-day period ending two trading days before the merger, Penske Motorsports stockholders (excluding International Speedway) and Penske Performance, the 80% stockholder of PSH Corp., will collectively receive a minimum of 8,005,365 and a maximum of 12,451,160 shares of International Speedway class A common stock in the merger (assuming that all of the Penske Motorsports stock options are canceled prior to the merger) and, in the case of Penske Performance, the PSH merger. Based on these numbers, existing Penske Motorsports stockholders and Penske Performance will own a minimum of 16% and a maximum of 22% of the combined company outstanding immediately after the merger which will be a minimum of 5% and a maximum of 7% of the voting interests in International Speedway.

DESCRIPTION OF ELECTION PROCEDURES

     Each holder of Penske Motorsports common stock will be entitled, with respect to the merger consideration to be received for each share of Penske Motorsports common stock held by the holder, to elect:

     - to receive cash and stock,

     - to receive entirely stock, or

     - to indicate that the stockholder has no preference as to the receipt of either stock and cash or entirely stock.

IF A HOLDER OF PENSKE MOTORSPORTS COMMON STOCK MAKES NO ELECTION, HE OR SHE SHALL BE DEEMED TO HAVE ELECTED TO RECEIVE ENTIRELY STOCK.


     During the week of July 19, 1999, we will send a yellow form of election to recordholders of Penske Motorsports common stock as of the Penske Motorsports record date. Both companies shall use their reasonable efforts to mail a form of election to all persons who become holders of Penske Motorsports common stock between the record date and the date seven calendar days prior to the merger and to make the form of election available to all persons who become holders of Penske Motorsports common stock after that date and no later than the close of business on the business day prior to the day of the merger.


     All elections shall be made on a form of election. To make an effective election with respect to shares of Penske Motorsports common stock, the stockholder must, in accordance with the form of election:

     - complete properly and return the form of election to SunTrust Bank, N.A., who is the exchange agent for shares of Penske Motorsports common stock, and either (1) deliver with the form of election his or her certificates representing shares of Penske Motorsports common stock with respect to their shares (or an appropriate guarantee of delivery), or (2) complete the procedure for delivery by book-entry transfer of Penske Motorsports common stock on a timely basis, and


     - deliver any other required documents, prior to 5:00 p.m., Eastern Standard Time, on the tenth business day after the merger. The merger is currently anticipated to occur on July 26, 1999.



PENSKE MOTORSPORTS STOCKHOLDERS ARE URGED TO DELIVER A PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY ALL REQUIRED DOCUMENTS, NO LATER THAN 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 9, 1999, IN ORDER TO ENSURE THAT THEIR FORM OF ELECTION WILL BE RECEIVED BY THE ELECTION DEADLINE.



     If the merger will not occur on July 26, 1999, then as soon as the date on which the merger is anticipated to occur is determined, the companies will publicly announce this date.


IF INTERNATIONAL SPEEDWAY OR THE EXCHANGE AGENT DETERMINES THAT ANY PURPORTED ELECTION WAS NOT PROPERLY MADE OR WAS RECEIVED AFTER THE ELECTION DEADLINE, THE PURPORTED ELECTION SHALL BE DEEMED TO BE OF NO FORCE AND EFFECT AND THE PENSKE MOTORSPORTS STOCKHOLDER MAKING THE PURPORTED ELECTION SHALL BE DEEMED TO HAVE ELECTED TO RECEIVE ENTIRELY STOCK.

     Holders of Penske Motorsports common stock may (a) change their election by submitting a revised form of election that is received by the exchange agent prior to the tenth business day after the merger, or (b) revoke their election and withdraw the stock certificates deposited with the exchange agent by written notice to the exchange agent received prior to the tenth business day after the merger. Upon any revocation, unless a properly completed form of election is subsequently received by the exchange agent in accordance with the procedures outlined above, the holder of these shares shall be deemed to have elected to receive entirely stock.

NEITHER INTERNATIONAL SPEEDWAY NOR PENSKE MOTORSPORTS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE THE STOCK AND CASH CONSIDERATION OR THE ENTIRELY STOCK CONSIDERATION IN THE MERGER. EACH HOLDER OF PENSKE MOTORSPORTS COMMON STOCK MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO HIS OR HER ELECTION.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material anticipated U.S. federal income tax consequences of the merger to a stockholder of Penske Motorsports that holds shares of Penske Motorsports common stock as a capital asset. This discussion is based on the Internal Revenue Code, Treasury regulations, administrative rulings and court decisions, all in effect as of the date of this Joint Proxy Statement/Prospectus and subject to change at any time (possibly with retroactive effect). This discussion may not address U.S. federal income tax considerations applicable to Penske Motorsports stockholders subject to special treatment under U.S. federal income tax law, such as:

     - non-U.S. persons;

     - financial institutions;

     - dealers in securities;

     - insurance companies;

     - tax-exempt entities;

     - holders who acquired shares of Penske Motorsports common stock pursuant to the exercise of an employee stock option or right or otherwise as compensation; and

     - holders who hold Penske Motorsports common stock as part of a hedge, straddle or conversion transaction.

     In addition, no information is provided in this Joint Proxy Statement/Prospectus with respect to the tax consequences of the merger under applicable foreign, state or local laws. PENSKE MOTORSPORTS STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE FEDERAL INCOME AND OTHER TAX CONSEQUENCES OF THE MERGER, INCLUDING THE EFFECTS OF STATE, LOCAL AND FOREIGN TAX LAWS.

     The obligations of the parties to complete the merger are conditioned upon the receipt by Penske Motorsports of an opinion of counsel from Drinker Biddle & Reath LLP, and the receipt by International Speedway of an opinion of counsel from Shearman & Sterling, in each case subject to the qualifications discussed below, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in these opinions, for U.S. federal income tax purposes, the merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code and that International Speedway, 88 Corp. and Penske Motorsports will each be a party to that reorganization under Section 368(b) of the Internal Revenue Code.

     If the merger is treated as a reorganization under Section 368(a) of the Internal Revenue Code, and International Speedway, 88 Corp. and Penske Motorsports are parties to that reorganization under Section 368(b) of the Internal Revenue Code, then, in the opinion of Drinker Biddle & Reath LLP and Shearman & Sterling, the following is a summary of the general U.S. federal income tax consequences of the merger to a holder of Penske Motorsports common stock.

     Exchange of Penske Motorsports Common Stock. The U.S. federal income tax consequences of the merger will depend on whether Penske Motorsports stockholders exchange their Penske Motorsports common stock solely for International Speedway class A common stock, or for a combination of cash and International Speedway class A common stock, and may further depend on (a) whether Penske Motorsports stockholders are deemed constructively to own shares of Penske Motorsports common stock under Section 318 of the Internal Revenue Code (which generally deems a person to own stock that is owned by certain family members or related entities or that is the subject of an option or options owned or deemed owned by this person), and (b) whether Penske Motorsports stockholders actually or constructively own any International Speedway class A common stock.

     Exchange Solely for International Speedway Class A Common Stock. If, pursuant to the merger, Penske Motorsports stockholders exchange all of the shares of Penske Motorsports common stock actually owned by them solely for shares of International Speedway class A common stock, then they will not recognize any gain or loss except with respect to cash received in exchange for fractional shares of International Speedway class A common stock. The aggregate adjusted tax basis of the shares of International Speedway class A common stock which Penske Motorsports stockholders receive in the exchange will be equal to the aggregate adjusted tax basis of the shares of Penske Motorsports common stock which they surrender, and their holding period of this International Speedway class A common stock will include the period during which they held shares of Penske Motorsports common stock. If Penske Motorsports stockholders have differing bases and/or holding periods in respect of their shares of Penske Motorsports common stock, they should consult their tax advisor prior to the exchange with regard to identifying the bases and/or holding periods of the particular shares of International Speedway class A common stock they receive in the exchange.

     Exchange for International Speedway Class A Common Stock and Cash. If Penske Motorsports stockholders exchange all the shares of Penske Motorsports common stock actually owned by them for a combination of International Speedway class A common stock and cash, then they will realize gain or loss equal to the difference between (a) the sum of cash and the fair market value of International Speedway class A common stock they receive and (b) their adjusted tax basis in the shares of Penske Motorsports common stock they surrender. However, any loss of this type will not be recognized, and any gain of this type will only be recognized to the extent of the cash which they receive. For this purpose, Penske Motorsports stockholders must calculate gain or loss separately for each identifiable block of shares surrendered in the exchange, and they cannot offset a loss recognized on one block of shares of Penske Motorsports common stock against a gain recognized on another block of shares of Penske Motorsports common stock. Any recognized gain of this type will be treated as capital gain unless the cash received is deemed to constitute a dividend, in which case the gain will be treated as a dividend to the extent of the Penske Motorsports stockholder's ratable share of International Speedway class A common stock accumulated earnings and profits.

     In general, the determination as to whether the gain which a Penske Motorsports stockholder recognizes in that exchange will be treated as capital gain or dividend income depends upon whether and to what extent that exchange reduces the Penske Motorsports stockholder's deemed percentage stock ownership of International Speedway. For purposes of that determination, the transaction will be treated as if the Penske Motorsports stockholder first exchanged all of his or her shares of Penske Motorsports common stock solely for International Speedway class A common stock, and then International Speedway immediately redeemed, what we refer to as a "deemed redemption", a portion of this International Speedway class A common stock in exchange for the cash which the Penske Motorsports stockholder actually receives. The gain recognized in that exchange will be treated as capital gain if the deemed redemption is (a) "not essentially equivalent to a dividend" or (b) "substantially disproportionate" with respect to them as holders.

     Whether the deemed redemption is "not essentially equivalent to a dividend" with respect to a Penske Motorsports stockholder will depend upon the Penske Motorsports shareholder's particular circumstances. At a minimum, however, in order for the deemed redemption to be "not essentially equivalent to a dividend," the deemed redemption must result in a "meaningful reduction" in the Penske Motorsports stockholder's deemed percentage stock ownership of International Speedway. In general, that determination requires a comparison of
(a) the percentage of the outstanding stock of International Speedway that a Penske Motorsports stockholder actually and constructively owns immediately before the deemed redemption and (b) the percentage of the outstanding stock of International Speedway that a Penske Motorsports stockholder actually and constructively owns immediately after the deemed redemption. The deemed redemption will be "substantially disproportionate" with respect to a Penske Motorsports stockholder if the percentage described in (b) above is less than 80 percent of the percentage described in (a) above. The Internal Revenue Service has ruled that a small reduction in the percentage of actual and constructive stock ownership of a minority stockholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is a "meaningful reduction."

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     In applying the foregoing tests, under certain attribution rules, a stockholder is deemed to own stock held by certain family members, estates and trusts of which the holder is a beneficiary, and affiliated entities, as well as stock subject to an option actually or constructively owned by the stockholder or these other entities. As these rules are complex, if Penske Motorsports stockholders believe that they may be subject to these rules, they should consult their tax advisor.

     Under the foregoing test, in most circumstances, gain recognized by Penske Motorsports stockholders who exchange their shares of Penske Motorsports common stock for a combination of International Speedway class A common stock and cash will be treated as capital gain -- and long-term capital gain if the holding period for these shares was greater than one year as of the date of the exchange.

     The aggregate tax basis of International Speedway class A common stock which Penske Motorsports stockholders receive when they exchange their shares of Penske Motorsports common stock for a combination of International Speedway class A common stock and cash pursuant to the merger will be the same as the aggregate tax basis of the shares of Penske Motorsports common stock which they surrender, decreased by the cash they receive and increased by any gain they recognize in the exchange (whether capital gain or dividend income). The holding period of International Speedway class A common stock will include the holding period of the shares of Penske Motorsports common stock which they surrender.

     If a Penske Motorsports stockholder has differing bases and/or holding periods with respect to their shares of Penske Motorsports common stock, they should consult their tax advisor prior to the exchange in order to identify the particular shares of Penske Motorsports common stock which they sell in the exchange and the particular bases and/or holding periods of the particular shares of International Speedway class A common stock which they receive in the exchange.

     Cash Received Instead of a Fractional Share. Cash which Penske Motorsports stockholders receive instead of a fractional share of International Speedway class A common stock will be treated as received in redemption of the fractional share, and gain or loss will be recognized, measured by the difference between the amount of cash received and the portion of the basis of the share of Penske Motorsports common stock allocable to the fractional interest. Such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the holding period for such shares of Penske Motorsports common stock was greater than one year as of the date of the exchange.

     Backup Withholding. Unless Penske Motorsports stockholders comply with certain reporting and/or certification procedures or are an "exempt recipient" (i.e., in general, corporations and certain other entities), they may be subject to withholding tax of 31% with respect to any cash payments received pursuant to the merger.

ACCOUNTING TREATMENT

     The merger will be accounted for by the purchase method in accordance with United States Generally Accepted Accounting Principles. The purchase method requires that the cost of the acquisition (i.e., cash, stock and net liabilities assumed), plus deferred taxes related to the cost of the acquisition, be allocated among the assets and liabilities acquired based upon their fair value. Therefore, the aggregate consideration paid by International Speedway in connection with the merger will be allocated, respectively, to Penske Motorsports' assets and liabilities based on their fair values with any excess being treated as goodwill.

REGULATORY FILINGS AND APPROVALS REQUIRED TO COMPLETE THE MERGER

     The merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act or HSR, which prevents certain transactions from being completed until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and certain waiting periods end or expire. On May 13, 1999, we filed the required information and materials with the Department of Justice and the

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

Federal Trade Commission and requested early termination of the applicable waiting period. On June 1, 1999, the waiting period was terminated by the Federal Trade Commission.

     The Antitrust Division of the Department of Justice or the Federal Trade Commission may challenge the merger on antitrust grounds after expiration or termination of the waiting period. Accordingly, at any time before or after the completion of the merger, either the Antitrust Division of the Department of Justice or the Federal Trade Commission could take action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons could take action under the antitrust laws, including seeking to enjoin the merger. Additionally, at any time before or after the completion of the merger, notwithstanding that the applicable waiting period ended, any state could take action under the antitrust laws as it deems necessary or desirable in the public interest. There can be no assurance that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.

     Neither of us is aware of any other material governmental or regulatory approval required for completion of the merger, other than compliance with the applicable law of the States of Delaware and Florida.

RESTRICTIONS ON SALES OF SHARES BY AFFILIATES OF PENSKE MOTORSPORTS AND INTERNATIONAL SPEEDWAY

     The shares of International Speedway class A common stock to be issued in connection with the merger will be registered under the Securities Act of 1933, as amended, and will be freely transferable under the Securities Act, except for shares of International Speedway class A common stock issued to any person who is deemed to be an "affiliate" of either of us at the time of the special meeting. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under the common control of either of us and may include some of our officers and directors, as well as our principal stockholders. Affiliates may not sell their shares of International Speedway class A common stock acquired in connection with the merger except pursuant to:

     - an effective registration statement under the Securities Act covering the resale of those shares;

     - an exemption under paragraph (d) of Rule 145 under the Securities Act; or

     - any other applicable exemption under the Securities Act.

     International Speedway's registration statement on Form S-4, of which this Joint Proxy Statement/ Prospectus forms a part, does not cover the resale of shares of International Speedway class A common stock to be received by affiliates of International Speedway in the merger.

STOCK EXCHANGE QUOTATION

     It is a condition to the merger that the shares of International Speedway class A common stock to be issued in connection with the merger be authorized for listing on the National Association of Securities Dealers/National Market System, subject to official notice of issuance.

DELISTING AND DEREGISTRATION OF PENSKE MOTORSPORTS COMMON STOCK AFTER THE MERGER

     If the merger is completed, Penske Motorsports common stock will be delisted from the Nasdaq National Market System and will be deregistered under the Securities Exchange Act of 1934, as amended.

NO DISSENTERS' OR APPRAISAL RIGHTS

     The holders of International Speedway class A common stock are not entitled to dissenters' rights under Section 607.1302 of the Florida Business Corporation Act, which we refer to as the FBCA, because approval of the merger and the PSH merger by the stockholders of International Speedway is not required.

     The holders of Penske Motorsports common stock are not entitled to appraisal rights under Section 262 of the Delaware General Corporation Law, which we refer to as the DGCL, in connection with the merger because Penske Motorsports common stock was listed on the Nasdaq National Market

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

System on the record date and the shares of International Speedway class A common stock to be issued pursuant to the merger will be listed on Nasdaq on the date of the merger.

                              THE MERGER AGREEMENT

     The merger agreement contemplates the merger of Penske Motorsports with and into 88 Corp., with 88 Corp. continuing as the surviving corporation after the merger. This section of the Joint Proxy Statement/Prospectus describes material provisions of the merger agreement. Because the description of the merger agreement contained in this Joint Proxy Statement/Prospectus is a summary, it does not contain all the information that may be important to you. You should carefully read the entire copy of the merger agreement attached as Annex A to this Joint Proxy Statement/Prospectus before you decide how to vote. The merger agreement attached at Annex A to this Joint Proxy Statement/Prospectus qualifies the description of the merger agreement contained in this document in its entirety and is incorporated by reference into this Joint Proxy Statement/Prospectus.

COMPLETION OF THE MERGER

     Closing. Unless the parties agree otherwise, the closing of the merger will take place as promptly as practicable and not later than the fifth business day after the date on which all closing conditions have been satisfied or waived or any other time as agreed to in writing by International Speedway and Penske Motorsports.

     Effective Time. The merger will be effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, or any later time as agreed to in writing by International Speedway and Penske Motorsports. The filing of the certificate of merger shall be made simultaneously with the closing of the transactions contemplated by the merger agreement. See "The Merger Agreement -- Conditions to the Merger."

REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL SPEEDWAY AND PENSKE MOTORSPORTS

     The merger agreement contains various customary representations and warranties of International Speedway, 88 Corp. and Penske Motorsports relating to, among other things:

     - proper organization and good standing of International Speedway, 88 Corp., Penske Motorsports and Penske Motorsports' subsidiaries;

     - the capitalization of International Speedway and Penske Motorsports;

     - the corporate authorization and enforceability of the merger agreement;

     - the filing of SEC reports and the preparation of financial statements;

     - the absence of any undisclosed liabilities;

     - the absence of certain material adverse changes or events;

     - the absence of litigation;

     - title to personal property, real property and leases;

     - the classification of the merger as a reorganization under the Internal Revenue Code;

     - environmental matters;

     - taxes;

     - required stockholder vote to approve the stock issuance, the merger agreement and the merger;

     - accounting and tax matters;

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

     - state takeover statutes; and

     - brokers.

     The merger agreement contains additional customary representations and warranties of International Speedway and 88 Corp. relating to:

     - International Speedway class A common stock to be issued in the merger;
       and

     - operations of 88 Corp.

     The merger agreement contains additional customary representations and warranties of Penske Motorsports relating to:

     - compliance with laws;

     - employee benefit plans and labor matters;

     - material contracts and commitments;

     - intellectual property matters;

     - certain interests of officers and directors of Penske Motorsports;

     - insurance; and

     - the opinion of Penske Motorsports' financial advisor.

CERTAIN COVENANTS

     The merger agreement contains certain covenants relating to:

     - filing of joint proxy statement and registration statement on Form S-4;

     - Penske Motorsports' obligation to call a stockholders' meeting of Penske Motorsports to vote on the approval and adoption of the merger agreement and the merger;

     - International Speedway's obligation to call a stockholders' meeting of International Speedway to approve the issuance of International Speedway shares to Penske Motorsports stockholders;

     - confidentiality of information;

     - HSR Act filing and obtaining necessary regulatory and other authorizations;

     - obligations of International Speedway with respect to Penske Motorsports employees after the merger;

     - qualification as a tax-free reorganization;

     - delivery of comfort letters from accountants; and

     - quotation of International Speedway shares issued in the merger on Nasdaq.

NO SOLICITATION OF ACQUISITION TRANSACTIONS

     The merger agreement provides that Penske Motorsports shall not, and shall not instruct its subsidiaries, officers, directors, employees, agents or other representatives to, directly or indirectly, solicit, initiate, encourage, negotiate or facilitate any acquisition proposals consisting of:

     - a merger, consolidation, share exchange, business combination or other similar transaction involving Penske Motorsports;

     - any sale, lease, exchange, transfer or other disposition of 15% or more of the assets of Penske Motorsports and its subsidiaries, taken as a whole;

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

     - a tender offer or exchange offer for 15% or more of the outstanding voting stock of Penske Motorsports; or

     - any solicitation in opposition to the approval by the stockholders of Penske Motorsports of the merger agreement.

AFFILIATE AGREEMENTS

     Penske Motorsports has agreed to provide to International Speedway a list identifying all persons who, in Penske Motorsports' reasonable judgement, may be deemed affiliates of Penske Motorsports for purposes of Rule 145 under the Securities Act. Penske Motorsports shall provide International Speedway with any information and documents as International Speedway shall reasonably request for purposes of reviewing this list. Penske Motorsports has further agreed to use its reasonable best efforts to deliver to International Speedway prior to the merger a letter from each of these affiliates agreeing, among other things, to abide by certain transfer restrictions pursuant to Rule 145.

CONDUCT OF THE BUSINESS OF INTERNATIONAL SPEEDWAY AND PENSKE MOTORSPORTS PRIOR TO THE MERGER

     Pursuant to the merger agreement, Penske Motorsports has agreed that, prior to the merger or earlier termination of the merger agreement, unless International Speedway shall otherwise consent in writing, it shall, and, where applicable, shall cause each of its subsidiaries to:

     - conduct their respective businesses in the ordinary course of business and consistent with past practice;

     - use its best efforts to preserve substantially intact Penske Motorsports' business organization, to keep available the services of the present officers, employees and consultants of Penske Motorsports and its subsidiaries and to preserve the current relationships with customers, suppliers and others having business relationships with them;

     - not amend or propose to amend Penske Motorsports' organizational documents;

     - not issue, sell, pledge, dispose of, grant, encumber or authorize the issuance, sale, pledge, disposition, grant or encumbrance of any shares of any class of capital stock, any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest, of Penske Motorsports or any of its subsidiaries, except for the issuance of shares of Penske Motorsports common stock issuable in accordance with the terms of Penske Motorsports stock option plans outstanding as of December 31, 1998;

     - not issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of any material assets of Penske Motorsports or any of its subsidiaries, except in the ordinary course of business and in a manner consistent with past practice;

     - not declare, set aside, make or pay any dividend or distribution payable in cash, stock, property or otherwise;

     - not reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire its outstanding capital stock;

     - not acquire or dispose of any interest in any business organization other than acquisition or disposition of assets in the ordinary course of business consistent with past practice which are not, in the aggregate, in excess of $500,000;

     - not incur any indebtedness or issue any debt securities or assume, guarantee or endorse or otherwise become responsible for the obligations of any person, or make loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice, with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of $500,000 other than indebtedness incurred to make expenditures that are provided for in Penske Motorsports' capital expenditure budget for the fiscal year ending December 31, 1999;
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

     - not enter into any contract or agreement material to the business of Penske Motorsports and its subsidiaries, other than in the ordinary course of business and consistent with past practice;

     - not authorize capital expenditures which are, in the aggregate, in excess of $500,000 for Penske Motorsports and its subsidiaries other than those expenditures planned for in Penske Motorsports' capital expenditure budget for the fiscal year ending December 31, 1999;

     - not increase the compensation of officers or employees, except in accordance with past practices;

     - not grant any severance or termination pay or enter into any employment or severance agreement;

     - not establish, adopt, enter into or amend any employee benefit agreement;

     - not make changes in accounting methods, except reasonable and usual actions in the ordinary course of business and consistent with past practice;

     - not make any tax election or settle any material tax liability;

     - not pay, discharge or satisfy any claims, liabilities or obligations, except Penske Motorsports may make payment towards the discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the December 31, 1998 consolidated balance sheet or subsequently incurred in the ordinary course of business and consistent with past practice;

     - not take any action that would result in any of the representations or warranties of Penske Motorsports set forth in the merger agreement that are qualified as to materiality becoming untrue, and those not so qualified becoming untrue, in any material respect;

     - not take any action that would result in any conditions to the merger set forth in the merger agreement not being satisfied; and

     - not agree to take any of the above actions or grant any options to purchase, rights of first refusal or other similar rights or commitments with respect to any of the above actions.

     Pursuant to the merger agreement, International Speedway has agreed that it shall give prompt notice to Penske Motorsports of, and Penske Motorsports has agreed that it shall give prompt notice to International Speedway of:

     - the occurrence or nonoccurrence of any event which would be likely to cause any representation or warranty contained in the merger agreement to be untrue or inaccurate, or any covenant, condition or agreement contained in the merger agreement not to be complied with or satisfied;

     - any failure of International Speedway or Penske Motorsports to comply with or satisfy any covenant, condition or agreement under the merger agreement; and

     - any action which is proposed to be taken by International Speedway if the action is to be approved by International Speedway's board of directors.

CASH-OUT OF PENSKE MOTORSPORTS STOCK OPTIONS

     Effective as of the completion of the merger contemplated by the PSH merger agreement, Penske Motorsports shall take all necessary action, to:

     - terminate Penske Motorsports' 1996 Stock Incentive Plan;

     - provide that each outstanding Penske Motorsports stock option shall become fully vested and exercisable; and

     - cancel each Penske Motorsports stock option.

     Each Penske Motorsports stock option holder will be entitled to elect to receive from Penske Motorsports, in exchange for the cancellation of his or her Penske Motorsports stock option, a cash

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

payment equal to the consideration a Penske Motorsports stockholder would receive if he or she chooses to receive a combination of International Speedway class A common stock and cash in the merger, minus the exercise price of the stock option that is being canceled and exchanged. This payment shall be subject to all applicable federal, state and local tax withholding requirements.

INDEMNIFICATION AND INSURANCE

     The merger agreement provides that following the merger, 88 Corp. will compensate for the losses of and hold harmless, and provide advancement of expenses to, all past and present directors, officers and employees of Penske Motorsports and their subsidiaries for acts or omissions occurring prior to the consummation of the merger, including for acts or omissions occurring in connection with the approval of the merger agreement, the merger and other transactions contemplated in the merger agreement. These rights are in addition to the rights that the directors, officers and employees of Penske Motorsports may have under Penske Motorsports's certificate of incorporation, by-laws or the DGCL.

     Following the merger, the combined company will maintain for a period of six years the current policies of directors' and officers' liability insurance maintained by Penske Motorsports, or policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured, with respect to claims arising from facts or events that occurred on or before the merger. In no event, however, will the combined company be required to spend in any one year an amount more than 200% of the annual premiums currently paid by Penske Motorsports for this insurance.

CONDITIONS TO THE MERGER

     Conditions to Each Party's Obligations to Complete the Merger. The respective obligations of Penske Motorsports, International Speedway and 88 Corp. to effect the merger are subject to the fulfillment of the following conditions, unless waived by the parties:

     - Stockholder Approval. The merger agreement and the merger shall have been approved and adopted by the requisite vote of the stockholders of Penske Motorsports under applicable law and the issuance of shares of International Speedway class A common stock shall have been approved by the requisite vote or written consent of the stockholders of International Speedway under applicable law and applicable listing requirements.

     - Stock Exchange Listing. The shares of International Speedway class A common stock issuable in the merger shall have been authorized for quotation on the Nasdaq National Market System.

     - HSR Act. The waiting period applicable to consummation of the merger under the HSR Act shall have expired or been terminated.

     - Effective Registration Statement. The Registration Statement on Form S-4 filed by International Speedway shall have become effective, and no-stop order suspending such effectiveness shall have been issued and remain in effect, and no proceeding for that purpose shall have been instituted by the SEC.

     - No Proceedings. No governmental order, judgment, injunction or decree shall be in effect, and no governmental proceeding or action shall have been instituted before any governmental body or court of competent jurisdiction that would make the merger illegal or otherwise would prohibit the consummation of the merger.

     - PSH Merger Agreement. The PSH merger contemplated by the PSH merger agreement shall have been completed in accordance with the terms of that agreement.

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

     Additional Conditions to the Obligations of International Speedway and 88 Corp. The obligation of International Speedway and 88 Corp. to effect the merger is further subject to the fulfillment of the following additional conditions, unless waived by International Speedway and 88 Corp.:

     - Performance of Obligations/Representations and Warranties. Penske Motorsports shall have performed and complied in all material respects with all of their agreements and covenants in the merger agreement, and the representations and warranties of Penske Motorsports contained in the merger agreement shall be true and correct in all material respects when made and on and as of the time of the merger as if made at and as of such time, and International Speedway shall have received a certificate of the chief executive officer or chief financial officer of Penske Motorsports to that effect.

     - Tax Opinion. International Speedway shall have received the opinion of Shearman & Sterling, counsel to International Speedway, that the merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and International Speedway, 88 Corp. and Penske Motorsports will each be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code (see " -- Material Federal Income Tax Consequences").

     - Governmental Approvals. All consents, approvals and authorizations legally required to be obtained to complete the merger shall have been obtained from all governmental entities, except for such approvals the failure of which would not prevent or delay the completion of the merger or any other material transaction contemplated by the merger.

     Additional Conditions to the Obligations of Penske Motorsports. The obligation of Penske Motorsports to effect the merger is further subject to the fulfillment of the following additional conditions, unless waived by Penske
Motorsports:

     - Performance of Obligations/Representations and Warranties. International Speedway and 88 Corp. shall have performed and complied in all material respects with all their agreements and covenants in the merger agreement, and the representations and warranties of International Speedway and 88 Corp. shall be true and correct in all material respects when made and on and as of the time of the merger as if made at and as of such time, and Penske Motorsports shall have received a certificate of the chief executive officer or chief financial officer of International Speedway to that effect.

     - Tax Opinion. Penske Motorsports shall have received a written opinion of Drinker Biddle & Reath LLP, special tax counsel to Penske Motorsports, that the merger will constitute a reorganization within the meaning of
       Section 368(a) of the Internal Revenue Code and Penske Motorsports, International Speedway and 88 Corp. will each be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code.

CONDUCT OF THE BUSINESS OF THE COMBINED COMPANY FOLLOWING THE MERGER

     Following the merger between 88 Corp. and Penske Motorsports, Penske Motorsports will be a wholly owned subsidiary of International Speedway. Pursuant to the merger agreement, the certificate of incorporation of 88 Corp., as in effect immediately prior to the time of the merger, shall be the certificate of incorporation of the combined company and thereafter may be amended in accordance with its terms as provided in the DGCL. Pursuant to the merger agreement, the by-laws of 88 Corp. as in effect immediately prior to the time of the merger shall be the by-laws of the combined company.

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

TERMINATION, AMENDMENT OR WAIVER

     Termination. The merger agreement may be terminated at any time prior to the merger, whether before or after the approval by the stockholders of Penske
Motorsports:

     - by the mutual written consent of Penske Motorsports and International Speedway;

     - by either International Speedway or Penske Motorsports if:

        - the merger is not completed by the termination date, which is December 15, 1999, so long as the delay or default was not on the part of the terminating party;

        - the merger is restrained, enjoined or otherwise prohibited by a final, unappealable court order;

        - any required approval of the merger or merger agreement by the stockholders of Penske Motorsports is not obtained due to the failure to obtain the required vote at Penske Motorsports' special meeting; or

        - any required approval of the issuance of International Speedway class A common stock pursuant to this merger agreement is not obtained due to failure to obtain the required vote at International Speedway's special meeting or is not approved by written consent of International Speedway stockholders;

     - by International Speedway upon a breach of any representation, warranty, covenant or agreement on the part of Penske Motorsports contained in the merger agreement, or if any representation or warranty of Penske Motorsports shall have become untrue, in either case, which had caused certain conditions to the obligations of Penske Motorsports to effect the merger to be incapable of being satisfied; provided, however, that if this breach is curable by Penske Motorsports through the exercise of its reasonable efforts and for so long as Penske Motorsports continues to exercise such reasonable efforts, International Speedway may not terminate the merger agreement; or

     - by Penske Motorsports upon a breach of any representation, warranty, covenant or agreement on the part of International Speedway and 88 Corp. contained in the merger agreement, or if any representation or warranty of International Speedway and 88 Corp. shall have become untrue, in either case which had caused certain conditions to the obligations of International Speedway to effect the merger to be incapable of being satisfied; provided, however, that if this breach is curable through the exercise of its reasonable efforts and for so long as International Speedway and 88 Corp. continue to exercise such reasonable efforts, Penske Motorsports may not terminate the merger agreement.

     Amendment. The merger agreement may not be amended except by action taken by the parties' respective boards of directors, at any time prior to the time of the merger, by an instrument in writing signed on behalf of each party. Following the approval of the merger agreement and the merger by Penske Motorsports stockholders, no amendment shall be made, unless permitted by applicable law, which would reduce the amount or change the type of consideration into which each share of Penske Motorsports common stock shall be converted upon the consummation of the merger.

     Waiver. At any time prior to the time of the merger, either party to the merger agreement may, in writing:

     - extend the time for the performance of any of the obligations or other acts of the other party thereto;

     - waive any inaccuracies in the representations and warranties of the other party contained therein or in any document delivered pursuant thereto; and

     - waive compliance by the other party with any of the agreements or conditions contained therein.

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

EXPENSES AND TERMINATION FEE

     Expenses. The merger agreement provides that all costs and expenses incurred in connection with the merger agreement and the transactions contemplated in the merger agreement shall be paid by the party incurring these expenses, whether or not the merger or any transaction is completed, except that those expenses incurred in connection with printing and filing this Joint Proxy Statement/Prospectus shall be shared equally by International Speedway and Penske Motorsports, except:

     - if International Speedway terminates the merger agreement upon a breach of any representation, warranty, covenant or agreement on the part of Penske Motorsports set forth in the merger agreement, or if any representation or warranty of Penske Motorsports shall have become untrue, in either case, which had caused certain conditions to the obligations of International Speedway to effect the merger to be incapable of being satisfied, then Penske Motorsports shall reimburse International Speedway for all of International Speedway's expenses; and

     - if Penske Motorsports terminates the merger agreement upon a breach of any representation, warranty, covenant or agreement on the part of International Speedway set forth in the merger agreement, or if any representation or warranty of International Speedway shall have become untrue, in either case, which had caused certain conditions to the obligations of Penske Motorsports to effect the merger to be incapable of being satisfied, then International Speedway shall reimburse Penske Motorsports for all of Penske Motorsports' expenses.

     No Termination Fee. The merger agreement provides that the above reimbursement shall be the sole and exclusive remedy of International Speedway upon a termination of the merger agreement based upon Penske Motorsports' breach of any representation, warranty, covenant or agreement; provided, however, nothing in the merger agreement shall relieve any party from liability for the willful breach of any of its representation, warranty, covenant or agreement set forth in the merger agreement.

                           VOTING AND PROXY AGREEMENT

     On May 10, 1999, simultaneously with entering into the merger agreement, Penske Motorsports, PSH Corp. and various affiliates and members of the France family, as stockholders of International Speedway, entered into a voting and proxy agreement. Under this agreement, these France family entities irrevocably agreed to vote at any meeting of stockholders of International Speedway in favor of the approval of:

     - the issuance of International Speedway class A common stock in connection with the merger between International Speedway and Penske Motorsports;

     - the issuance of International Speedway class A common stock in connection with the merger between International Speedway and PSH Corp.; and

     - the amendment of International Speedway's articles of incorporation.

     The France family entities agreed that if they fail to comply with their voting requirements in these matters, Penske Motorsports and PSH Corp. shall be irrevocably appointed to vote their shares in International Speedway at any stockholders meeting of International Speedway held to vote on the above matters.

     As of June 18, 1999, these France family entities beneficially owned approximately 19,392,870 shares of International Speedway class B common stock, which constitutes 63.76% of the outstanding shares of International Speedway class B common stock and approximately 58.85% of the votes represented by the International Speedway class A and class B common stock outstanding as of this date.

     The voting and proxy agreement will terminate with respect to the obligations of the France family entities relating to the merger upon the earlier to occur of the termination of the merger agreement or the completion of the merger.

     A copy of the voting and proxy agreement is attached as Annex E to this Joint Proxy Statement/ Prospectus and is incorporated by reference into this Joint Proxy Statement/Prospectus.

                            THE PSH MERGER AGREEMENT

     In order to:

     - effectively ensure that all of the stockholders of Penske Motorsports will receive beneficial tax treatment in the merger,

     - fulfill International Speedway's demand that, in connection with the merger, PSH Corp. irrevocably agree to vote in favor of the merger, and

     - ensure that in certain circumstances, even if the merger agreement is terminated and the merger fails to occur, International Speedway still would acquire control of Penske Motorsports by acquiring Penske Performance's interest in PSH Corp.,

International Speedway and PSH Corp., have agreed to merge pursuant to a merger agreement among International Speedway, Penske Performance, Inc., PSH Corp. and Penske Corporation dated the same date as the merger agreement among International Speedway, Penske Motorsports and 88 Corp. Penske Performance has elected to receive in the PSH merger the amount of cash and International Speedway class A common stock that a holder of an amount of Penske Motorsports stock equivalent to Penske Performance's indirect interest in Penske Motorsports would receive in the merger, if the holder elected to receive cash and stock. It is currently anticipated that the PSH merger will occur on the same date as the Penske Motorsports merger. In certain circumstances the merger of PSH and International Speedway could still occur even if the merger agreement between International Speedway and Penske Motorsports is terminated. In connection with the merger, PSH Corp. agreed to irrevocably appoint International Speedway its proxy to vote at any meeting of stockholders of Penske Motorsports in favor of the approval of the merger agreement and the merger and to oppose any proposal in opposition to these proposals.

     As of the record date, PSH Corp. owned 7,801,875 shares of Penske Motorsports common stock, which represented approximately 56% of the outstanding shares of Penske Motorsports common stock.

     In connection with the PSH merger agreement, International Speedway and Penske Performance will enter into a registration rights agreement under which International Speedway will grant registration rights to Penske Performance with respect to the shares of International Speedway class A common stock received by Penske Performance in the PSH merger.

     In the PSH merger agreement, International Speedway has agreed to cause three people designated by Penske Performance to be appointed to the International Speedway board after the PSH merger, and, so long as Penske Performance owns at least 7% of the outstanding capital stock of International Speedway, to nominate three people designated by Penske Performance to serve on the International Speedway board. Penske Performance will only be entitled to designate two, one and zero directors to serve on the International Speedway board if Penske Performance's ownership interest in International Speedway falls below 7%, 5% and 2%, respectively. Members of the France family holding a majority of the votes represented by the International Speedway class A and class B common stock have agreed to vote in favor of the individuals designated by Penske Performance to serve on the International Speedway board. Penske Performance has designated Roger Penske, Gregory Penske and Walter Czarnecki to serve as its designees on the International Speedway board after the merger.

     A copy of the PSH merger agreement is attached as Annex B to this Joint Proxy Statement/ Prospectus and is incorporated by reference into this Joint Proxy Statement/Prospectus.

                   INTERNATIONAL SPEEDWAY UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following International Speedway unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated balance sheets and statements of income of International Speedway and Penske Motorsports to give effect to the merger, using the purchase method of accounting for a business combination. The International Speedway unaudited pro forma condensed consolidated balance sheet as of February 28, 1999, assumes the merger was effected as of February 28, 1999. The International Speedway unaudited pro forma condensed consolidated statements of income for the three months ended February 28, 1999 and for the year ended November 30, 1998 assume the merger was effected as of the beginning of each period presented.

     The fiscal year-ends of International Speedway and Penske Motorsports occur at different dates. International Speedway's fiscal year-end is November 30 and Penske Motorsports' fiscal year-end is December 31. The International Speedway unaudited pro forma condensed consolidated balance sheet and statements of income have been prepared by combining the following periods of operations of International Speedway and Penske Motorsports:

PRO FORMA PERIOD    INTERNATIONAL SPEEDWAY  PENSKE MOTORSPORTS
----------------    ----------------------  ------------------
February 28, 1999   February 28, 1999       March 31, 1999

Three months ended  Three months ended      Three months ended
February 28, 1999   February 28, 1999       March 31, 1999
Year ended          Year ended              Year ended
November 30, 1998   November 30, 1998       December 31, 1998

     International Speedway and Penske Motorsports each owns 45% of Miami-Homestead and each entity records its respective investment using the equity method of accounting. For purposes of pro forma presentations, Miami-Homestead's March 31, 1999 historical consolidated balance sheet and its historical statements of income for the three months ended March 31, 1999, and the year ended December 31, 1998, have been combined with Penske Motorsports historical financial information.


     The following International Speedway unaudited pro forma condensed consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes of International Speedway, incorporated by reference into this Joint Proxy Statement/Prospectus, and the historical consolidated financial statements and notes of Penske Motorsports incorporated by reference into this Joint Proxy Statement/Prospectus. See "Where You Can Find More Information" on page 74. The following International Speedway unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the results of operations that would have occurred had the merger occurred at the dates indicated, nor are they necessarily indicative of future operating results of the combined company.

                             INTERNATIONAL SPEEDWAY

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               FEBRUARY 28, 1999

                                                                   PENSKE
                                                                 MOTORSPORTS
                                                 INTERNATIONAL   AND MIAMI-     PRO FORMA        PRO FORMA
                                                   SPEEDWAY       HOMESTEAD    ADJUSTMENTS      CONSOLIDATED
                                                 -------------   -----------   -----------      ------------
                                                                       (IN THOUSANDS)
ASSETS
Current Assets:
  Cash and cash equivalents....................    $ 24,887       $  1,461      $(12,375)(3)(7)  $   13,973
  Short-term investments.......................      87,171              0             0             87,171
  Receivables..................................      12,960         17,183             0             30,143
  Inventories..................................       1,736          3,217             0              4,953
  Prepaid expenses and other current assets....       2,878          7,636             0             10,514
                                                   --------       --------      --------         ----------
    Total Current Assets.......................     129,632         29,497       (12,375)           146,754
Property and equipment, net....................     241,759        278,904        26,500(1)         547,163
Other Assets:
  Equity investments...........................      44,650         13,021       (57,546)(6)            125
  Goodwill, net................................      38,675         72,040       445,768(1)(2)      556,483
  Restricted investments.......................     112,713              0             0            112,713
  Other........................................      11,102            983           900(1)          12,985
                                                   --------       --------      --------         ----------
                                                    207,140         86,044       389,122            682,306
                                                   --------       --------      --------         ----------
    Total Assets...............................    $578,531       $394,445      $403,247         $1,376,223
                                                   ========       ========      ========         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.............................    $ 10,551       $  4,672      $      0         $   15,223
  Income taxes payable.........................      11,286              0        (4,677)(3)          6,609
  Deferred income..............................      55,536         55,337             0            110,873
  Current portion of long-term debt............         685          3,014             0              3,699
  Other current liabilities....................       5,457          5,134             0             10,591
                                                   --------       --------      --------         ----------
    Total Current Liabilities..................      83,515         68,157        (4,677)           146,995
Long-term debt.................................      71,725         79,916       190,338(4)         341,979
Deferred income taxes..........................      30,287         23,763        10,375(1)(7)       64,425
Minority interest..............................           0              0         2,578(6)           2,578
Stockholders' Equity
  Class A common stock.........................         119            142           (52)(5)            209
  Class B common stock.........................         312              0             0                312
  Additional paid-in capital...................     205,851        159,371       268,265(5)(7)      633,487
  Members' capital.............................           0         25,783       (25,783)(6)              0
  Retained earnings............................     188,344         44,848       (45,332)(3)(5)     187,860
                                                   --------       --------      --------         ----------
                                                    394,626        230,144       197,098            821,868
  Less unearned compensation-restricted
    stock......................................       1,622              0             0              1,622
  Less treasury stock..........................           0          7,535        (7,535)(5)(7)           0
                                                   --------       --------      --------         ----------
    Total Stockholders' Equity.................     393,004        222,609       204,633            820,246
    Total Liabilities and Stockholders'
       Equity..................................    $578,531       $394,445      $403,247         $1,376,223
                                                   ========       ========      ========         ==========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                             INTERNATIONAL SPEEDWAY

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE THREE MONTHS ENDED FEBRUARY 28, 1999

                                                            PENSKE
                                                          MOTORSPORTS
                                          INTERNATIONAL   AND MIAMI-     PRO FORMA          PRO FORMA
                                            SPEEDWAY       HOMESTEAD    ADJUSTMENTS           TOTAL
                                          -------------   -----------   -----------         ---------
                                              (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)
REVENUES
Admissions, net.........................   $    37,614      $ 5,730     $        0         $    43,344
Motorsports related income..............        34,444        8,257              0              42,701
Food, beverage and merchandise income...        10,834        5,677              0              16,511
Other income............................           344            0              0                 344
                                           -----------      -------     ----------         -----------
                                                83,236       19,664              0             102,900
EXPENSES
Direct expenses:
  Prize and point fund monies
     and NASCAR sanction fees...........        12,804        3,143              0              15,947
  Motorsports related expenses..........        11,080        4,040              0              15,120
  Food, beverage and merchandise
     expenses...........................         5,239        4,638              0               9,877
General and administrative expenses.....        10,254        6,931              0              17,185
Depreciation and amortization...........         3,626        3,709          2,994(8)(9)        10,329
                                           -----------      -------     ----------         -----------
                                                43,003       22,461          2,994              68,458
Operating income (loss).................        40,233       (2,797)        (2,994)             34,442
Interest income.........................         2,086           51              0               2,137
Interest expense........................          (297)      (1,623)        (3,569)(10)         (5,489)
Equity in net income (loss) from equity
  investments...........................            25          356           (881)(6)            (500)
Minority interest.......................             0            0            (79)(6)             (79)
                                           -----------      -------     ----------         -----------
Income (loss) before income taxes.......        42,047       (4,013)        (7,523)             30,511
Income tax expense (benefit)............        16,108       (1,884)        (1,711)(11)         12,513
                                           -----------      -------     ----------         -----------
Net income (loss).......................   $    25,939      $(2,129)    $   (5,812)        $    17,998
                                           ===========      =======     ==========         ===========
Basic earnings (loss) per share.........         $0.61                                           $0.35
Diluted earnings (loss) per share.......          $0.60                                          $0.35
Basic weighted average shares...........    42,858,839                   9,006,036(12)      51,864,875
Diluted weighted average shares.........    42,994,673                   9,006,036(12)      52,000,709

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                             INTERNATIONAL SPEEDWAY

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                            PENSKE
                                                          MOTORSPORTS
                                          INTERNATIONAL   AND MIAMI-     PRO FORMA          PRO FORMA
                                            SPEEDWAY       HOMESTEAD    ADJUSTMENTS           TOTAL
                                          -------------   -----------   -----------         ---------
                                              (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)
REVENUES
Admissions, net.........................   $    86,946     $ 55,609     $        0         $   142,555
Motorsports related income..............        71,793       46,064              0             117,857
Food, beverage and merchandise income...        28,597       29,571              0              58,168
Other income............................         1,632            0              0               1,632
                                           -----------     --------     ----------         -----------
     Total revenues.....................       188,968      131,244              0             320,212

EXPENSES
Direct expenses:
  Prize and point fund monies
     and NASCAR sanction fees...........        28,767       15,520              0              44,287
  Motorsports related expenses..........        33,283       28,122              0              61,405
  Food, beverage and merchandise
     expenses...........................        15,025       20,917              0              35,942
General and administrative expenses.....        37,842       22,700              0              60,542
Depreciation and amortization...........        13,137       13,766         11,974(8)(9)        38,877
                                           -----------     --------     ----------         -----------
     Total expenses.....................       128,054      101,025         11,974             241,053
Operating income (loss).................        60,914       30,219        (11,974)             79,159
Interest income.........................         4,414          246              0               4,660
Interest expense........................          (582)      (6,111)       (14,275)(10)        (20,968)
Equity in net income (loss) from equity
  investments...........................          (905)      (1,382)         2,163(6)             (124)
Minority interest.......................             0            0            320(6)              320
Gain on sale of equity investment.......         1,245        1,108              0               2,353
                                           -----------     --------     ----------         -----------
Income (loss) before income taxes.......        65,086       24,080        (23,766)             65,400
Income tax expense (benefit)............        24,894       10,697         (4,572)(11)         31,019
                                           -----------     --------     ----------         -----------
Net income (loss).......................   $    40,192     $ 13,383     $  (19,194)        $    34,381
                                           ===========     ========     ==========         ===========
Basic earnings (loss) per share.........         $1.00                                           $0.70
Diluted earnings (loss) per share.......          $1.00                                          $0.70
Basic weighted average shares...........    40,025,463                   9,006,036(12)      49,031,679
Diluted weighted average shares.........    40,188,800                   9,006,036(12)      49,194,836

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

     Basis of Presentation. Under the terms of the merger, each outstanding share of Penske Motorsports common stock, other than shares held directly or indirectly by International Speedway, will be converted into the right to receive at the election of each Penske Motorsports stockholder, subject to the transaction's collar provision described below, (a) $15.00 in cash and $35.00 worth of International Speedway class A common stock or (b) $50.00 worth of International Speedway class A common stock. In accordance with the collar provision, if the volume-weighted average price for International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is no higher than $53.44 and no lower than $41.56, International Speedway will issue the necessary number of shares to provide the $35.00 (plus $15 in cash) or $50.00, as applicable, of value for each share of Penske Motorsports common stock. If the volume-weighted average price is outside this range, for each share of Penske Motorsports common stock International Speedway would issue (a) no less than 0.655 and no more than 0.842 shares of International Speedway class A common stock, plus $15 cash, for those who choose cash and stock and (b) no less than 0.936 and no more than 1.203 shares of International Speedway class A common stock for those who elect to receive entirely stock.

     For purposes of pro forma presentation, it is assumed (a) that all stockholders will elect to receive their consideration as 70% stock and 30% cash and (b) the volume-weighted average price for International Speedway class A common stock during the 20-day trading period ending two trading days before the merger is $47.50, which results in an exchange ratio of 0.73684 shares of International Speedway class A common stock, plus $15.00 in cash, for each share of Penske Motorsports common stock. Further, it is assumed that 12,222,477 Penske Motorsports common stock are subject to the transaction (total shares outstanding of 14,208,898, less treasury shares of 377,400 less 1,609,021 shares of Penske Motorsports common stock owned directly and indirectly by International Speedway). The pro forma financial statements assume receipt of 100% of the outstanding Penske Motorsports common stock. Based on the assumed exchange factor, International Speedway would issue 9,006,036 shares of class A common stock in the proposed merger. Had holders of Penske Motorsports common stock elected to receive all stock consideration, the resulting pro forma net income, basic earnings per share and diluted earnings per share would have been $20,175, $0.36 and $0.36, and $43,089, $0.81 and $0.81 for the three months ended February 28, 1999 and the year ended November 30, 1998, respectively.

(1)  The estimated costs of the acquisition are as follows:

Cash consideration (assumes 30% of the 12,222,477 shares of
  Penske Motorsports common stock at $50.00 per share)......    $183,337
Stock consideration (assumes 70% of the 12,222,477 shares of
  Penske Motorsports common stock at $50.00 per share)......     427,787
Transaction costs...........................................       7,001
                                                                --------
Total acquisition cost......................................    $618,125
                                                                ========

     Under purchase accounting, Penske Motorsports' assets and liabilities are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by International Speedway based upon a preliminary valuation and are subject to adjustments based on a final valuation. These estimated fair values may not be the fair values that will ultimately be determined after the completion of the proposed merger. The following are the pro forma adjustments made to reflect Penske Motorsports' estimated fair values assuming the merger was completed on February 28, 1999:

Net Assets Acquired.........................................                  $155,369
                                                                ADJUSTMENT
                                                                ---------
Fixed assets................................................     $ 26,500
Intangibles.................................................          900
Deferred taxes..............................................      (10,412)
                                                                 --------
                                                                                16,988
Goodwill....................................................                   438,767
Transaction costs...........................................                     7,001
                                                                              --------
Total acquisition cost......................................                  $618,125
                                                                              ========

(2) To reflect the excess purchase price over the fair value of the net assets acquired, goodwill of $510,807 plus transaction costs of $7,001, less the elimination of historical goodwill recorded by Penske Motorsports and Miami-Homestead of $72,040.

(3) To reflect the accelerated vesting of 464,000 Penske Motorsports employee stock options and the cancellation of those options in an amount equal to the excess of the merger cash/stock consideration over the per share exercise price of the Penske Motorsports stock option, $11,200 in cash, and the associated equity adjustment to retained earnings of $6,832, net of income tax benefit of $4,368. In addition, to reflect International Speedway's decrease to retained earnings of $484 related to its pro rata share of the adjustment by Penske Motorsports under the equity method of accounting, net of income tax benefit of $309.

(4) To record long term debt incurred related to the 30% of the total consideration of the merger of $183,337 in cash and the transaction costs of $7,001.

(5) To record the issuance of 9,006,036 shares of International Speedway class A common stock for 70% of the total consideration, which increases common stock $90 and additional paid-in capital $427,697. Also, to record the elimination of Penske Motorsports common stock of $142, additional paid-in capital of $159,371, retained earnings of $38,016 (after option adjustment -- note 3), and treasury stock of $8,710 (after treasury stock adjustment -- note 7).

(6) To eliminate (a) International Speedway's investment in Penske Motorsports of $31,729 (including adjustments for stock options and treasury stock -- notes 3 and 7), (b) International Speedway's and Penske Motorsports' investment in Miami-Homestead of $25,817, (c) Miami-Homestead's members capital of $25,783, and (d) to record the 10% minority interest on Miami-Homestead's members capital for $2,578. In addition, to reflect the elimination of equity earnings (losses) and record minority interest for those investments in the pro forma statements of income for the three months ended February 28, 1999, and the year ended November 30, 1998.

(7) To reflect the repurchase of 23,500 shares of Penske Motorsports common stock subsequent to March 31, 1999, which increased treasury stock and decreased cash by $1,175. In addition, to reflect International Speedway's related change in equity investment, which is subsequently eliminated, and the decrease in additional paid-in capital of $61 and deferred taxes of $37.

(8) Amortization expense of $2,831 and $11,324 for the three months ended February 28, 1999 and year ended November 30, 1998, respectively, representing amortization of the excess purchase price over the fair value of the net assets acquired (including transaction costs) of $445,768, over a period of 40 years and amortization of other intangibles of $900 over a period of 5 years.

(9) Depreciation expense of $163 and $650 for the three months ended February 28, 1999, and the year ended November 30, 1998, respectively, representing additional depreciation expense that would have been recorded if the transaction had occurred on December 1, 1997 assuming current fair adjustments and a depreciable life of 30 years.

(10) Interest expense recorded on the long term debt to be borrowed for the cash consideration of $183,337 and transaction costs of $7,001, assuming a borrowing rate of 7.5%. If the borrowing rate were to fluctuate by approximately 1/8%, interest expense would fluctuate by $59 and $238 for the three months ended February 28, 1999, and the year ended November 30, 1998, respectively.

(11) Reduction in income taxes as a result of pro forma adjustments, primarily interest expense.

(12) Reflects International Speedway's historical basic weighted-average shares outstanding and diluted weighted average shares outstanding plus the assumed 9,006,036 shares issued by International Speedway for the proposed merger.

       EXECUTIVES; EXECUTIVE COMPENSATION; STOCK OWNERSHIP OF DIRECTORS,
                EXECUTIVE OFFICERS AND FIVE PERCENT STOCKHOLDERS

     Information concerning current directors and officers of International Speedway, executive pay and ownership of International Speedway class A common stock by management and principal stockholders is contained in International Speedway's Annual Report on Form 10-K for the fiscal year ended November 30, 1998, and is incorporated by reference into this Joint Proxy Statement/Prospectus.

     Information concerning current directors and officers of Penske Motorsports, executive pay and ownership of Penske Motorsports common stock by management and principal stockholders is contained in Penske Motorsports' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and is incorporated by reference into this Joint Proxy Statement/Prospectus.


     See "Where You Can Find More Information" on page 74.


                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Penske Motorsports board to stockholders regarding the adoption and approval of the merger agreement and the merger, Penske Motorsports stockholders should know that certain of the individuals who have served as directors or executive officers of Penske Motorsports have interests in the merger that are different from the interests of other stockholders generally.


     Board Positions. After the merger, three of the directors of Penske Motorsports (Roger Penske, Gregory Penske and Walter Czarnecki), will be directors of International Speedway. These individuals have been designated to serve on the International Speedway board by Penske Performance, the owner of 80% of PSH Corp., and a subsidiary of Penske Corporation, a company in which Roger S. Penske has an approximately 57% interest. See "The PSH Merger Agreement" on page 59.


     Stock Options. As of the record date, 464,000 shares of Penske Motorsports common stock were subject to options granted to executive officers and directors under Penske Motorsports' stock option plan. The agreements covering these options do not provide for the accelerated vesting or termination of the options in connection with the merger.


     Pursuant to the merger agreement, Penske Motorsports will take all action necessary so that each Penske Motorsports stock option will be canceled and cease to represent a right to acquire shares of Penske Motorsports common stock. In exchange, each stock option holder will receive from Penske Motorsports, immediately after the PSH merger, a cash payment equal to the consideration a Penske Motorsports stockholder would receive if he or she chooses to receive a combination of International Speedway class A common stock and cash in the merger, minus the exercise price of the stock option that is being canceled and exchanged. All of the thirteen stock option holders have consented to the cancellation of their options in exchange for the cash payment. See "The Merger Agreement -- Cash-Out of Penske Motorsports Stock Options" on page 54.


     Registration Rights Agreement. In connection with the PSH merger agreement, International Speedway will enter into a registration rights agreement with Penske Performance under which International Speedway will grant registration rights to Penske Performance for the shares of International Speedway class A common stock received by Penske Performance in the PSH merger.


     Stock Ownership. As of the date of this Joint Proxy Statement Prospectus, all executive officers and directors of Penske Motorsports as a group, excluding Roger S. Penske's ownership through PSH Corp., beneficially owned approximately 1.66% of the shares of Penske Motorsports common stock entitled to vote at the Penske Motorsports special meeting.


     Indemnification Agreements. Pursuant to the merger agreement, the combined company will maintain in effect all rights to indemnification in favor of the current or former directors or officers of Penske Motorsports as provided in its certificate of incorporation and the DGCL. The merger agreement also provides that for six years after the merger, the combined company will maintain policies of directors' and officers' liability insurance, no less advantageous to the directors and officers of Penske Motorsports with respect to claims arising from facts or events that occurred on or before the merger. In no event, however, shall International Speedway be required to pay more than 200% of the annual premiums currently paid by Penske Motorsports. See "The Merger Agreement -- Indemnification and Insurance."

              DESCRIPTION OF INTERNATIONAL SPEEDWAY CAPITAL STOCK


     The information set forth below is a general summary of the capital stock structure of International Speedway. As a summary, this section is qualified and not a substitute for the provisions of International Speedway's articles of incorporation and International Speedway's by-laws, both of which are on file with the SEC. See "Where You Can Find More Information," on page 74.


AUTHORIZED CAPITAL STOCK

     International Speedway's authorized capital stock consists of 80 million shares of International Speedway class A common stock, par value $0.01 per share, 40 million shares of International Speedway class B common stock, par value $0.01 per share, one million shares of preferred stock, par value $0.01 per share, and five million shares of common stock, par value $0.10 per share.

CLASS A COMMON STOCK

     As of June 18, 1999, the last date on which such figures were available prior to the date of this Joint Proxy Statement/Prospectus, 12,678,931 shares of International Speedway class A common stock were outstanding. In addition, approximately 950,000 shares of International Speedway class A common stock were reserved for issuance pursuant to International Speedway's employee benefit plans.

     The holders of International Speedway class A common stock are entitled to receive ratably, from funds legally available for the payment thereof, dividends when and as declared by resolution of the International Speedway board, subject to any preferential dividend rights which may be granted to holders of any preferred stock authorized and issued by the International Speedway board. In the event of liquidation, each share of International Speedway class A common stock is entitled to share pro rata in any distribution of International Speedway's assets after payment or providing for the payment of liabilities and any liquidation preference of any preferred stock authorized and issued by the International Speedway board. Each holder of International Speedway class A common stock is entitled to one-fifth vote for each share of International Speedway class A common stock held of record on the applicable record date on all matters submitted to a vote of stockholders, including the election of directors.

     Holders of International Speedway class A common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities, and there are no conversion rights or redemption rights or sinking fund provisions with respect to International Speedway class A common stock. The outstanding shares of International Speedway class A common stock are, and the shares of International Speedway class A common stock issued pursuant to the merger will be, duly authorized, validly issued, fully paid and nonassessable.

CLASS B COMMON STOCK


     As of June 18, 1999, the last date on which such figures were available prior to the date of this Joint Proxy Statement/Prospectus, 30,415,921 shares of International Speedway class B common stock were outstanding. The shares of International Speedway class A and class B common stock are identical in all respects, except for voting rights, dividend rights and conversion rights. Each holder of International Speedway class B common stock is entitled to one vote for each share of International Speedway class B common stock held of record on the applicable record date on all matters submitted to a vote of stockholders, including the election of directors. Holders of International Speedway class A and class B common stock will vote together on all matters submitted to a vote of stockholders.

     If a dividend or distribution payable in International Speedway class A common stock is made on the International Speedway class A common stock, International Speedway must also make a pro rata and simultaneous dividend or distribution on the International Speedway class B common stock payable in either International Speedway class A common stock or International Speedway class B common stock. Conversely, if a dividend or distribution payable in International Speedway class B common stock is made on International Speedway class B common stock, International Speedway must also make a pro rata and simultaneous dividend or distribution on the International Speedway class A common stock payable solely in shares of International Speedway class A common stock.

     The International Speedway class B common stock is convertible into International Speedway class A common stock at any time, on the basis of one share of International Speedway class A common stock for each share of International Speedway class B common stock converted. Each share of International Speedway class B common stock will also automatically convert into one share of International Speedway class A common stock if, on the record date for any meeting of stockholders, the number of shares of International Speedway class B common stock then outstanding is less than 10% of the aggregate number of shares of International Speedway class A and class B common stock outstanding.

PREFERRED STOCK

     As of June 18, 1999, the last date on which such figures were available prior to the date of this Joint Proxy Statement/Prospectus, there were no shares of preferred stock of International Speedway outstanding. The International Speedway board is authorized, without further stockholder action, to divide any or all shares of the authorized preferred stock into series and fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions of any series so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges.

COMMON STOCK

     As of June 18, 1999, the last date on which such figures were available prior to the date of this Joint Proxy Statement/Prospectus, there were no shares of common stock, par value $0.10 per share, outstanding.

TRANSFER AGENT AND REGISTRAR

     SunTrust Bank, N.A. is the transfer agent and registrar for the International Speedway class A common stock.

                        COMPARISON OF STOCKHOLDER RIGHTS

     As a result of the merger, holders of Penske Motorsports common stock will become holders of International Speedway class A common stock. The following is a summary of certain of the material differences between the rights of holders of Penske Motorsports common stock and the rights of holders of International Speedway class A common stock. Penske Motorsports is organized under the laws of the State of Delaware, and International Speedway is organized under the laws of the State of Florida. These differences arise from differences between the Delaware and Florida state laws, as well as under the various provisions of the Penske Motorsports certificate of incorporation and by-laws and the International Speedway articles of incorporation and by-laws.

     The following summary does not purport to be a complete statement of the rights of holders of International Speedway class A common stock and Penske Motorsports common stock. You should also refer to the DGCL or the FBCA and the charters and by-laws of International Speedway and Penske Motorsports. See "Description of International Speedway Capital Stock" for a summary of certain other rights relating to the International Speedway class A common stock.

ELECTION, NUMBER, CLASSIFICATION AND REMOVAL OF DIRECTORS

     The number of directors of International Speedway shall be fixed by the International Speedway board under International Speedway's by-laws if the articles of incorporation amendment is approved. The International Speedway board is currently fixed at 15 directors. After the merger, the board intends to fix the number of directors on the board at 18 members. The International Speedway board is divided into three classes and directors in each class are elected for a staggered term of three years.

     The number of directors of Penske Motorsports shall be not less than three nor more than 11. The Penske Motorsports board is currently fixed at 11 directors. The Penske Motorsports board is divided into three classes and directors in each class are elected for a staggered term of three years.

     Directors of International Speedway are elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at any meeting. Directors of Penske Motorsports are elected by a plurality of the votes cast at any election.

     Stockholders of International Speedway may remove a director from office, with or without cause, by an affirmative vote of a majority of all votes entitled to be cast for the election of directors. Stockholders of Penske Motorsports may remove a director only with cause by vote of the holders of a majority of the shares entitled to vote at an election of directors.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS

     The articles of incorporation of International Speedway provide that a stockholder must give advance written notice if the stockholder intends to bring any business before an annual meeting of stockholders. The advance notice must be received by International Speedway not less than 120 days nor more than 180 days prior to the anniversary of the previous year's annual meeting. In case the date of the annual meeting has been changed to be more than 30 days earlier than the previous year's date, the stockholder's notice must be received by International Speedway not later than the close of business on the fifth day following the date on which the notice of the annual meeting is given to stockholders or public disclosure was made, whichever date is earlier. For nomination of directors to the International Speedway board, notice must be received by International Speedway not later than:

     - with respect to an election to be held at a special meeting of stockholders, not later than the close of business on the fifth day following the date on which notice of the special meeting is given to stockholders or made public, whichever occurs first; and

     - with respect to an election to be held at an annual meeting, stockholders' notice must be received by International Speedway not less than 120 days nor more than 180 days prior to the anniversary of the previous year's annual meeting.

     The by-laws of Penske Motorsports provide that a stockholder must give advance notice if the stockholder intends to bring any business before an annual meeting of stockholders or to make nominations for the board of directors. The advance notice must be received by Penske Motorsports not less than 60 days nor more than 90 days prior to the anniversary of the previous year's annual meeting that is called within 30 days before or after the anniversary of the previous year's annual meeting. Otherwise, the advance notice must be received not later than the close of business on the tenth day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first.

RIGHT TO CALL SPECIAL MEETINGS

     The articles of incorporation of International Speedway provide that special meetings of stockholders may be called by the board pursuant to a resolution approved by a majority of the entire board, the chairman of the board, or holders of not less than 50% of the votes entitled to be cast at the special meeting.

     The by-laws of Penske Motorsports provide that special meeting of stockholders shall only be called by the secretary or any assistant secretary upon the written request of a majority of the board and may be called by the chairman of the board.

STOCKHOLDER ACTION BY WRITTEN CONSENT

     The articles of incorporation of International Speedway provide that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a consent, in writing, setting forth the action so taken, shall be dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

     The certificate of incorporation of Penske Motorsports provides that no action which is required to be taken or may be taken at a meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is not permitted.

VOTING RIGHTS

     The holders of International Speedway class A common stock are entitled to one-fifth vote on each matter submitted to a vote of International Speedway stockholders, while the holders of International Speedway class B common stock are entitled to one vote on each matter and in each case including the election of directors. Holders of International Speedway class A and class B common stock vote together as a single class on all matters submitted to a vote of stockholders.

     The holders of Penske Motorsports common stock are entitled to one vote for each share of Penske Motorsports common stock held by the stockholder.

TRANSACTIONS WITH INTERESTED STOCKHOLDERS; DGCL SECTION 203 AND FBCA SECTION 607.0901

     International Speedway is subject to Section 607.0901 of the FBCA. Under
Section 607.0901, the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares owned by an interested stockholder (generally, any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation), would be required in order to effectuate certain transactions, including, among others, a merger, sale of assets, sale of shares and reclassification of securities involving the corporation and an interested stockholder.

     The special voting requirement does not apply in any of the following five circumstances:

     - the affiliated transaction is approved by a majority of the corporation's disinterested directors;

     - the corporation has not had more than 300 stockholders of record at any time during the preceding three years;

     - the interested stockholder has beneficially owned 80% of the corporation's voting shares for five years;

     - the interested stockholder beneficially owns 90% of the corporation's voting shares; or

     - all of the following conditions are met:

        - the cash and fair value of other consideration payable per share to all holders of the voting shares equals the highest per share price calculated pursuant to various methods under Section 607.0901 of the FBCA,

        - the consideration to be paid in the affiliated transaction is in the same form as previously paid by the interested stockholder, and

        - during the portion of the three years preceding the announcement date that the interested stockholder has been an interested stockholder, except as approved by a majority of the disinterested directors, there shall have been no failure to pay at the regular date any full periodic dividends on any outstanding shares of the corporation, no increase in the voting shares owned by the interested stockholder, and no benefit to the interested stockholder from loans, guarantees or other financial assistance or tax advantages provided by the corporation.

     Penske Motorsports is subject to Section 203 of the DGCL. Under Section 203, an interested stockholder, defined generally as a person owning 15% or more of a corporation's outstanding voting stock, is prevented from engaging in a business combination with the corporation for three years after becoming an interested stockholder unless:

     - the board approved the transaction in which the interested stockholder became an interested stockholder;

     - the interested stockholder owns more than 85% of the stock after the completion of the transaction in which the stockholder became interested; or

     - the board approves the business combination and 66% of the outstanding voting stock of the corporation not owned by the interested stockholder approves the business combination.

AMENDMENT OF CHARTER AND BY-LAWS

     Amendment of Charter. Under the FBCA, the articles of incorporation of International Speedway may be amended by a majority of the votes entitled to be cast by each voting group entitled to vote on the amendment.

     The Penske Motorsports certificate of incorporation may be amended if the board approves and declares advisable an amendment and the amendment is then approved by a majority vote of the outstanding shares of Penske Motorsports common stock entitled to vote.

     Amendment of By-laws. The International Speedway by-laws may be amended, or new by-laws may be adopted, at any meeting of the board at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

     The Penske Motorsports by-laws may be amended, adopted or repealed by the majority vote of stockholders or by the board.

DISSENTERS' AND APPRAISAL RIGHTS

     Under the FBCA, stockholders of a Florida corporation have the right, in certain circumstances, to dissent from certain corporate actions, including the consummation of a plan of merger to which a Florida corporation is a party and which requires the approval of such corporation's stockholders. However, this right to dissent does not apply with respect to a plan of merger to holders of a security that on the record date is either registered on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers or held of record by not fewer than 2,000 stockholders. Stockholders who are entitled to dissent are also entitled to obtain payment in the amount of the fair value of their shares.

     Under the DGCL, a stockholder of a corporation who does not vote in favor of or consent in writing to certain merger transactions and who demands appraisal of his or her shares may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount determined by a Delaware court to be the fair value of his or her shares together with a fair rate of interest, if any, instead of the consideration he or she would otherwise receive in the merger transaction. Unless the corporation's certificate of incorporation provides otherwise, such appraisal rights are not available in certain circumstances, including without limitation:

     - the sale, lease or exchange of all or substantially all of the assets of a corporation;

     - the merger or consolidation of a corporation the shares of which are either listed on a national securities exchange or on Nasdaq or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving company in the merger or shares of any other corporation which are either listed on a national securities exchange or on Nasdaq or held of record by more than 2,000 holders, plus cash instead of fractional shares; or

     - to stockholders of a corporation surviving a merger if no vote of the stockholders of the combined company is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving company outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving company outstanding immediately prior to the merger and if certain other conditions are met.

     The concept of "fair value" in payment for shares upon exercise of appraisal rights, under the DGCL, must be determined exclusive of any element of value arising from the accomplishment or expectation of the relevant transaction.

                             STOCKHOLDER PROPOSALS

     The International Speedway board will consider proposals of stockholders intended to be presented for action at International Speedway's next (or, if the merger is completed, the combined company's) annual meeting of stockholders. A stockholder proposal must be submitted in writing and be received at International Speedway's principal executive offices, 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, Attn: Secretary. The deadline for stockholders to submit proposals to be considered for inclusion in the proxy materials relating to that meeting is November 13, 1999.

     If the merger is not completed, Penske Motorsports will hold a 2000 Annual Meeting of Stockholders. If this meeting is held, stockholders' proposals must be received by the Penske Motorsports' Secretary by December 15, 1999, to be considered for inclusion in the proxy materials relating to that meeting. In the event the combination is completed, there will not be an annual meeting of Penske Motorsports.

                                 LEGAL MATTERS

     The validity of International Speedway's stock to be issued in connection with the merger will be passed upon by W. Garrett Crotty, the general counsel of International Speedway. Certain federal tax matters relating to the merger will be passed upon by Shearman & Sterling, special counsel for International Speedway, and by Drinker Biddle & Reath LLP, special tax counsel for Penske Motorsports.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of International Speedway as of November 30, 1997 and 1998 and for the year ended August 31, 1996, the three-month period ended November 30, 1996, and the years ended November 30, 1997 and 1998, incorporated by reference in this Joint Proxy Statement/Prospectus, as set forth in their report, which is also incorporated in this Joint Proxy Statement/Prospectus by reference. The consolidated financial statements of International Speedway are incorporated by reference in reliance on their report, given on their authority as experts in accounting and auditing.

     The financial statements incorporated in this Joint Proxy Statement/Prospectus by reference from Penske Motorsports' Annual Report on Form 10-K for the year ended December 31, 1998 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated by reference in this Joint Proxy Statement/Prospectus and have been so incorporated in reliance upon the report of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.

     With respect to the unaudited interim financial information for the period ended March 31, 1999 and 1998 which is incorporated by reference in the Joint Proxy Statement/Prospectus, Deloitte & Touche LLP have applied limited procedures in accordance with professional standards for a review of such information. However, as stated in their report included in Penske Motorsports' Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and incorporated by reference in the Joint Proxy Statement/Prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the registration statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

                      WHERE YOU CAN FIND MORE INFORMATION

     International Speedway and Penske Motorsports are each subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports, proxy statements and other information with the SEC. The reports, proxy and information statements and other information filed by International Speedway and Penske Motorsports with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at:

Room 1024, 450 Fifth Street,                                        500 West Madison Street, Suite
  N.W.                            7 World Trade Center, 13th floor  1400
Washington, D.C. 20549            New York, New York 10048          Chicago, Illinois 60661

Copies of this material also can be obtained at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, Washington, D.C. 20549. Information regarding the Public Reference Room may be obtained by calling the SEC at (800) 732-0330. In addition, International Speedway and Penske Motorsports are each required to file electronic versions of such material with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The SEC maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. International Speedway class A common stock and Penske Motorsports common stock are authorized for quotation on the Nasdaq National Market System and reports and other information concerning International Speedway and Penske Motorsports can also be inspected at the offices of the:

          National Association of Securities Dealers, Inc.
          1735 K Street, N.W.,
          Washington, D.C. 20001-1500

     International Speedway has filed with the SEC a Registration Statement on Form S-4 under the Exchange Act with respect to the shares of International Speedway stock to be issued pursuant to both of the merger agreements.

     The SEC allows International Speedway and Penske Motorsports to "incorporate by reference" information into this Joint Proxy Statement/Prospectus, which means that International Speedway and Penske Motorsports can disclose important information to you by referring you to another document filed separately with the SEC. Statements contained in this Joint Proxy Statement/Prospectus or in any document incorporated by reference in this Joint Proxy Statement/Prospectus as to the contents of any contract or other document referred to in this Joint Proxy Statement/Prospectus or in such other documents are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an annex to the Joint Proxy Statement/Prospectus or such other document, each such statement being qualified in all respects by such reference. The information incorporated by reference is deemed to be part of this Joint Proxy Statement/Prospectus. This Joint Proxy Statement/Prospectus incorporates by reference the documents set forth below that International Speedway and Penske Motorsports have previously filed with the SEC. These documents contain important information about International Speedway and Penske Motorsports and their finances.

INTERNATIONAL SPEEDWAY SEC FILINGS (FILE NO. 000-02384)  PERIOD
-------------------------------------------------------  ------
    Annual Report on Form 10-K                           Year ended November 30, 1998
    Current Reports on Form 8-K                          Filed on May 6, 1999, May 12, 1999 and June 3, 1999
    Quarterly Report on Form 10-Q                        Fiscal quarter ended February 28, 1999
    Description of International Speedway class A
       common stock contained in the Final Prospectus
       filed under the Securities Act of 1933, as
       amended, by International Speedway with the SEC
       on July 6, 1998

PENSKE MOTORSPORTS SEC FILINGS (FILE NO. 333-72439)    PERIOD
---------------------------------------------------    ------
    Annual Report on Form 10-K                         Year ended December 31, 1998
    Current Reports on Form 8-K                        Filed on May 13, 1999
    Quarterly Report on Form 10-Q                      Fiscal quarter ended March 31, 1999

     We are also incorporating by reference additional documents that we file with the Securities and Exchange Commission between the date of this Joint Proxy Statement/Prospectus and the date of both companies' special meetings.

     International Speedway has supplied all information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to International Speedway and Penske Motorsports has supplied all such information relating to Penske Motorsports.

     If you are a stockholder, International Speedway or Penske Motorsports may have sent you some of the documents incorporated by reference, but you can obtain any of them through International Speedway and Penske Motorsports or the SEC. Documents incorporated by reference are available from International Speedway and Penske Motorsports without charge, excluding all exhibits unless Penske Motorsports or International Speedway have specifically incorporated by reference an exhibit in this Proxy Statement/ Prospectus. Stockholders may obtain documents incorporated by reference in this Joint Proxy Statement/ Prospectus by requesting them in writing or by telephone from the appropriate party at the following addresses:

[ISC LOGO]                          [PENSKE MOTORSPORTS LOGO]
INTERNATIONAL SPEEDWAY CORPORATION  PENSKE MOTORSPORTS, INC.
1801 West International Speedway    13400 West Outer Drive
  Boulevard                         Detroit, MI 48239-4001
Daytona Beach, FL 32114             Director of Investor
Director of Investor Relations      Relations
Tel: (904) 254-2700                 Tel: (313) 542-7190

             or contact the Information Agent for this transaction:
                                   [CIC LOGO]

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                        Carlstate, New Jersey 07072-2586
                     Toll-free Phone Number: (877) 460-4350


     If you would like to request documents from us, please do so by July 12, 1999 in order to receive them before the special meetings.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS TO VOTE ON THE MATTERS DETAILED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. INTERNATIONAL SPEEDWAY AND PENSKE MOTORSPORTS HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THIS JOINT PROXY STATEMENT/PROSPECTUS IS DATED JUNE 21, 1999. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS, AND NEITHER THE MAILING OF THIS DOCUMENT TO STOCKHOLDERS OF EITHER COMPANY NOR THE ISSUANCE OF INTERNATIONAL SPEEDWAY CLASS A COMMON STOCK IN THE MERGERS SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                         ANNEX A
                                                                  CONFORMED COPY

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                       INTERNATIONAL SPEEDWAY CORPORATION

                                    88 CORP.

                                      AND

                            PENSKE MOTORSPORTS, INC.

                            DATED AS OF MAY 10, 1999

                          AS AMENDED ON JUNE 21, 1999

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
                                ARTICLE I
                               THE MERGER
1.01.  The Merger..................................................   A-1
1.02.  Effective Time; Closing.....................................   A-1
1.03.  Effect of the Merger........................................   A-2
1.04.  Certificate of Incorporation; By-laws.......................   A-2
1.05.  Directors and Officers......................................   A-2

                               ARTICLE II
           CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES
2.01.  Conversion of Securities....................................   A-2
2.02.  Exchange of Certificates....................................   A-4
2.03.  Stock Transfer Books........................................   A-7
2.04.  Company Stock Options.......................................   A-7

                               ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.01.  Organization and Qualification; Subsidiaries................   A-8
3.02.  Certificate of Incorporation and By-laws....................   A-8
3.03.  Capitalization..............................................   A-8
3.04.  Authority Relative to This Agreement........................   A-9
3.05.  No Conflict; Required Filings and Consents..................   A-9
3.06.  Compliance with Laws; Permits...............................  A-10
3.07.  SEC Filings; Financial Statements; Absence of Liabilities...  A-10
3.08.  Absence of Certain Changes or Events........................  A-11
3.09.  Absence of Litigation.......................................  A-11
3.10.  Employee Benefit Plans; Labor Matters.......................  A-11
3.11.  Contracts and Commitments...................................  A-12
3.12.  Title to Personal Property; Real Property and Leases........  A-13
3.13.  Environmental Matters.......................................  A-13
3.14.  Intellectual Property.......................................  A-14
3.15.  Taxes.......................................................  A-15
3.16.  Certain Interests...........................................  A-15
3.17.  Insurance...................................................  A-15
3.18.  Vote Required...............................................  A-16
3.19.  Accounting and Tax Matters..................................  A-16
3.20.  State Takeover Statutes.....................................  A-16
3.21.  Opinion of Financial Advisor................................  A-16
3.22.  Brokers.....................................................  A-16

                                                                     PAGE
                                                                     ----
                               ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
4.01.  Organization and Qualification..............................  A-16
4.02.  Certificate of Incorporation and By-laws....................  A-17
4.03.  Capitalization..............................................  A-17
4.04.  Authority Relative to This Agreement........................  A-17
4.05.  No Conflict; Required Filings and Consents..................  A-17
4.06.  SEC Filings; Financial Statements...........................  A-18
4.07.  Absence of Litigation.......................................  A-18
4.08.  Title to Personal Property; Real Property...................  A-19
4.09.  Environmental Matters.......................................  A-19
4.10.  Taxes.......................................................  A-19
4.11.  Absence of Parent Material Adverse Effect...................  A-20
4.12.  Parent Common Stock to Be Issued in the Merger..............  A-20
4.13.  Vote Required...............................................  A-20
4.14.  State Takeover Statutes.....................................  A-20
4.15.  Operations of Merger Sub....................................  A-20
4.16.  Accounting and Tax Matters..................................  A-20
4.17.  Brokers.....................................................  A-20

                                ARTICLE V
                 CONDUCT OF BUSINESS PENDING THE MERGER
5.01.  Conduct of Business by the Company Pending the Merger.......  A-20
5.02.  Notification of Certain Matters.............................  A-22

                               ARTICLE VI
                          ADDITIONAL AGREEMENTS
6.01.  Registration Statement; Joint Proxy Statement; Schedule
       13E-3.......................................................  A-22
6.02.  Stockholders' Meetings......................................  A-23
6.03.  Access to Information; Confidentiality......................  A-23
6.04.  No Solicitation of Transactions.............................  A-23
6.05.  Employee Benefits Matters...................................  A-25
6.06.  Directors' and Officers' Indemnification and Insurance......  A-25
6.07.  Obligations of Merger Sub...................................  A-26
6.08.  Affiliates..................................................  A-26
6.09.  Further Action; Consents; Filings...........................  A-26
6.10.  Plan of Reorganization......................................  A-27
6.11.  Public Announcements........................................  A-27
6.12.  Letters of Accountants......................................  A-27
6.13.  NASD/NMS Quotation..........................................  A-28

                                                                     PAGE
                                                                     ----
                               ARTICLE VII
                        CONDITIONS TO THE MERGER
7.01.  Conditions to the Obligations of Each Party.................  A-28
7.02.  Conditions to the Obligations of Parent and Merger Sub......  A-28
7.03.  Conditions to the Obligations of the Company................  A-29

                              ARTICLE VIII
                    TERMINATION AMENDMENT AND WAIVER
8.01.  Termination.................................................  A-29
8.02.  Effect of Termination.......................................  A-30
8.03.  Amendment...................................................  A-30
8.04.  Waiver......................................................  A-30
8.05.  Expenses....................................................  A-31

                               ARTICLE IX
                           GENERAL PROVISIONS
9.01.  Non-Survival of Representations, Warranties and
       Agreements..................................................  A-31
9.02.  Notices.....................................................  A-32
9.03.  Certain Definitions.........................................  A-33
9.04.  Severability................................................  A-33
9.05.  Assignment; Binding Effect; Benefit.........................  A-33
9.06.  Incorporation of Exhibits; Disclosure Schedules.............  A-34
9.07.  Specific Performance........................................  A-34
9.08.  Governing Law; Forum........................................  A-34
9.09.  Headings....................................................  A-34
9.10.  Counterparts................................................  A-34
9.11.  Entire Agreement............................................  A-34
9.12.  Waiver of Jury Trial........................................  A-34

Exhibit 6.08        Form of Affiliate Letter for Affiliates of the Company

Exhibit 6.10(b)     Form of Tax Representation Letter of the Company

Exhibit 6.10(c)     Form of Tax Representation Letter of Parent

                           GLOSSARY OF DEFINED TERMS

                                                                LOCATION OF
DEFINED TERM                                                    DEFINITION
------------                                                  ---------------
affiliate...................................................  sec. 9.03(a)
Affiliate...................................................  sec. 6.08
Agreement...................................................  Preamble
Assets......................................................  sec. 3.12(a)
Average Parent Common Stock Price...........................  sec. 2.01(a)
beneficial owner............................................  sec. 9.03(b)
Blue Sky Laws...............................................  sec. 3.05(b)
business day................................................  sec. 9.03(c)
Cash/Stock Consideration....................................  sec. 2.01(a)
Cash/Stock Election.........................................  sec. 2.01(d)
CERCLA......................................................  sec. 3.13
Certificate of Merger.......................................  sec. 1.02
Certificates................................................  sec. 2.02(b)
Change of Control Time......................................  sec. 2.04
Class B Parent Common Stock.................................  sec. 4.03
Closing Date................................................  sec. 1.02
Code........................................................  Recitals
Common Shares Trust.........................................  sec. 2.02(e)
Company.....................................................  Preamble
Company Benefit Plans.......................................  sec. 3.10(a)
Company Common Stock........................................  sec. 2.01(a)
Company Disclosure Schedule.................................  Article III
Company Material Adverse Effect.............................  sec. 3.01(a)
Company Permits.............................................  sec. 3.06(b)
Company Preferred Stock.....................................  sec. 3.03
Company SEC Reports.........................................  sec. 3.07(a)
Company Stock Option........................................  sec. 2.04
Company Stock Option Plan...................................  sec. 2.04
Company Stockholders' Meeting...............................  sec. 6.01(a)
Company Subsidiaries........................................  sec. 3.01
Competing Transaction.......................................  sec. 6.04(b)
Confidentiality Agreement...................................  sec. 6.03(b)
control.....................................................  sec. 9.03(d)
DGCL........................................................  Recitals
Effective Time..............................................  sec. 1.02
Election Deadline...........................................  sec. 2.02(e)
Elections...................................................  sec. 2.02(d)
Environmental Laws..........................................  sec. 3.13
Environmental Permits.......................................  sec. 3.13
ERISA.......................................................  sec. 3.10(a)
Excess Shares...............................................  sec. 2.02(e)
Exchange Act................................................  sec. 2.04
Exchange Agent..............................................  sec. 2.02(a)
Exchange Fund...............................................  sec. 2.02(a)
Expenses....................................................  sec. 8.05(a)

                                                                LOCATION OF
DEFINED TERM                                                    DEFINITION
------------                                                  ---------------
First Exchange Ratio........................................  sec. 2.01(a)
Form of Election............................................  sec. 2.02(e)
Governmental Entity.........................................  sec. 3.05(b)
Hazardous Materials.........................................  sec. 3.13
HSR Act.....................................................  sec. 3.05(b)
Indemnified Parties.........................................  sec. 6.06(a)
Information Statement.......................................  sec. 6.01(b)
Intellectual Property Rights................................  sec. 3.14
IRS.........................................................  sec. 3.10(a)
knowledge...................................................  sec. 9.03(e)
Law.........................................................  sec. 3.05(a)
Liens.......................................................  sec. 3.12
Material Contracts..........................................  sec. 3.11(a)
Merger......................................................  Recitals
Merger Consideration........................................  sec. 2.01(a)
Merger Sub..................................................  Preamble
Merrill.....................................................  sec. 3.21
NASD........................................................  sec. 3.05(b)
NASDAQ/NMS..................................................  sec. 2.01(a)
Order.......................................................  sec. 7.01(d)
Parent......................................................  Preamble
Parent Assets...............................................  sec. 4.08(a)
Parent Common Stock.........................................  Recitals
Parent Disclosure Schedule..................................  Art. IV
Parent Material Adverse Effect..............................  sec. 4.01
Parent Preferred Stock......................................  sec. 4.03
Parent SEC Reports..........................................  sec. 4.06(a)
Parent Stock Issuance.......................................  sec. 6.01(a)
Parent Stockholders' Agreement..............................  Recitals
Parent Stockholders' Meeting................................  sec. 6.01(a)
Per Share Amount............................................  sec. 2.01(a)
Permitted Liens.............................................  sec. 3.12
Person......................................................  sec. 9.03(f)
Proxy Statement.............................................  sec. 6.01(a)
PSH.........................................................  Recitals
PSH Merger Agreement........................................  Recitals
Registration Statement......................................  sec. 6.01(a)
Representative..............................................  sec. 6.03(a)
SEC.........................................................  sec. 3.07(a)
Second Exchange Ratio.......................................  sec. 2.01(a)
Secondary Parent Common Stock...............................  sec. 4.03
Securities Act..............................................  sec. 3.07(a)
Schedule 13E-3..............................................  sec. 6.01(a)
Shares......................................................  sec. 2.01(a)
Stock Consideration.........................................  sec. 2.01(a)
Stock Election..............................................  sec. 2.01(d)
Stockholder Representative..................................  sec. 2.02(d)

                                                                LOCATION OF
DEFINED TERM                                                    DEFINITION
------------                                                  ---------------
Stockholders' Meetings......................................  sec. 6.01(a)
subsidiary..................................................  sec. 9.03(g)
Surviving Corporation.......................................  sec. 1.01
Taxes.......................................................  sec. 3.15
Terminating Company Breach..................................  sec. 8.01(f)
Terminating Parent Breach...................................  sec. 8.01(g)
Third Party Provisions......................................  sec. 9.05

     AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER dated as of May 10, 1999 as amended by amendment No. 1 thereto dated as of June [ ], 1999 (this "Agreement") by and among International Speedway Corporation, a corporation organized under the laws of the State of Florida ("Parent"), 88 Corp., a corporation organized under the laws of the State of Delaware and a wholly owned subsidiary of Parent ("Merger Sub"), and Penske Motorsports, Inc., a corporation organized under the laws of the State of Delaware (the "Company").

                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), the Company will merge with and into Merger Sub (the "Merger");

     WHEREAS, the Board of Directors of the Company (i) has determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and has approved, adopted and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement and (ii) has recommended the approval of this Agreement and the Merger by the stockholders of the Company;

     WHEREAS, the Board of Directors of Parent and Merger Sub has each respectively determined that the Merger is in the best interests of Parent and its stockholders and Merger Sub and its stockholders, as applicable, and has approved, adopted and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement, and the Board of Directors of Parent has recommended that the stockholders of Parent vote to approve the issuance of shares of Class A common stock, par value $.01 per share, of Parent (the "Parent Common Stock") to the stockholders of the Company pursuant to the terms of the Merger;

     WHEREAS, for federal income tax purposes, the Merger is intended to qualify as a reorganization under the provisions of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS, in connection with the transactions contemplated by this Agreement, Parent, Penske Performance Inc., a corporation organized under the laws of the State of Delaware, PSH Corp., a corporation organized under the laws of the State of Delaware ("PSH"), and Penske Corporation, a corporation organized under the laws of the State of Delaware, have entered into an Agreement and Plan of Merger dated as of the date of this Agreement (the "PSH Merger Agreement"); and

     WHEREAS, in connection with the transactions contemplated by this Agreement, the Company and the stockholders of Parent listed on Schedule A thereto have entered into a Voting and Proxy Agreement dated as of the date of this Agreement (the "Parent Stockholders' Agreement");

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.01. The Merger. Upon the terms of this Agreement and subject to the conditions set forth in Article VII, and in accordance with the DGCL, at the Effective Time (as defined below in Section 1.02), the Company shall be merged with and into Merger Sub. As a result of the Merger, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

     SECTION 1.02. Effective Time; Closing. As promptly as practicable and in no event later than the fifth business day or such other date as may be agreed in writing by each of the parties hereto (such date being the "Closing Date") following the satisfaction or, if permissible, waiver of the conditions set forth in Article VII (except for those conditions that by their nature are to be satisfied as of the Effective Time), the parties hereto shall cause the Merger to be consummated by filing this Agreement or a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL. The term "Effective Time" means the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (or such later time as may be agreed in writing by each of the parties hereto and specified in the Certificate of Merger). Immediately prior to the filing of the Certificate of Merger, a closing will be held at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (or such other place as the parties may agree).

     SECTION 1.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

     SECTION 1.04. Certificate of Incorporation; By-laws. (a) At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Law (as defined below in Section 3.05(a)) and such Certificate of Incorporation.

     (b) At the Effective Time, the By-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter amended as provided by Law, the Certificate of Incorporation of the Surviving Corporation and such By-laws.

     SECTION 1.05. Directors and Officers. The directors and officers of Merger Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

                                   ARTICLE II

               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

     SECTION 2.01. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

          (a) Each share of common stock, par value $.01 per share, of the Company ("Company Common Stock"; all issued and outstanding shares of Company Common Stock being hereinafter collectively referred to as the "Shares") issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.01(b)) shall be canceled, together with all rights in respect thereto, and shall be converted, subject to Section 2.02(e), into the right to receive (i) (A) a net amount of $15.00 in cash (the "Per Share Amount"), without interest, and (B) a fraction (the "First Exchange Ratio") of a share of Parent Common Stock equal to the quotient (calculated to the nearest 0.0001) of $35.00 divided by the Average Parent Common Stock Price (as defined below); provided that the First Exchange Ratio shall not exceed
     0.842 or be less than 0.655 (the "Cash/Stock Consideration") or (ii) a fraction (the "Second Exchange Ratio") of a share of Parent Common Stock equal to the quotient (calculated to the nearest 0.0001) of $50.00 divided by the Average Parent Common Stock Price (as defined below); provided that the Second Exchange Ratio shall not exceed 1.203 or be less than 0.936 (the "Stock Consideration", and together with the Cash/Stock Consideration, the "Merger Consideration").

          For purposes of this Agreement, "Average Parent Common Stock Price" shall mean the volume weighted average (calculated to the nearest 0.0001) of the volume weighted average prices per share of Parent Common Stock (calculated to the nearest 0.0001), as quoted on the National Association of Securities Dealers Automatic Quotation -- National Market System ("NASDAQ/NMS") and reported by the Bloomberg Market Terminal (or such other source as the parties agree in writing), for the 20 consecutive NASDAQ/NMS trading days immediately preceding and including the second trading day immediately prior to the date of the Effective Time.

          (b) Each share of Company Common Stock held in the treasury of the Company or owned by Parent or any direct wholly owned subsidiary of Parent or of the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

          (c) Each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

          (d) Subject to the election procedures set forth in this Section 2.01, each record holder of shares of Company Common Stock immediately prior to the Effective Time will be entitled with respect to the Merger Consideration (i) to elect to receive the Cash/Stock Consideration for all, but not less than all, of such shares (a "Cash/Stock Election"), (ii) to elect to receive the Stock Consideration for all, but not less than all, of such shares (a "Stock Election", and together with the Cash/Stock Election, the "Elections") or (iii) to indicate that such record holder has no preference as to the receipt of the Cash/Stock Consideration or the Stock Consideration, in which case such record holder shall be deemed to have made a Stock Election. Holders of record of shares of Company Common Stock who hold such shares as nominees, trustees or in other representative capacities (a "Stockholder Representative") may submit multiple Forms of Election, provided that such Stockholder Representative certifies that each such Form of Election covers all the shares of Company Common Stock held by such Stockholder Representative for a particular beneficial owner.

          (e) All Elections shall be made on a form designed for that purpose, which shall include a letter of transmittal (a "Form of Election"). Elections shall be made by holders of Company Common Stock by mailing to the Exchange Agent (as defined below in Section 2.02(a)) a Form of Election, which shall specify that delivery shall be effected, and risk of loss and title to any Certificates (as defined below in Section 2.02(b)) shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify. All Certificates so surrendered shall be subject to the exchange procedures set forth in Section 2.02(b). To be effective, a Form of Election must be properly completed, signed and submitted to the Exchange Agent and accompanied by the Certificates as to which the election is being made. Parent will have the sole discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Parent (or the Exchange Agent) in such matters shall be conclusive and binding. Neither Parent nor the Exchange Agent will be under any obligation to notify any person of any defect in a Form of Election submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by this Section 2.01 and all such computations shall be conclusive and binding on the holders of Company Common Stock absent manifest error. The Form of Election and the Certificates must be received by the Exchange Agent by the close of business on the tenth business day after the date of the Effective Time (the "Election Deadline") in order to be effective. An election may be revoked, but only by written notice received by the Exchange Agent prior to the Election Deadline. Upon any such revocation, unless a duly completed Election Form, accompanied by a Certificate, is thereafter submitted in accordance with this paragraph (e), the holder of such shares shall be deemed to have made a Stock Election. In the event that this Agreement is terminated pursuant to the provisions hereof and any Certificates have been transmitted to the Exchange Agent pursuant to the provisions hereof, such Certificates shall promptly be returned without charge to the person submitting the same.

          (f) For the purposes hereof, a holder of Company Common Stock who does not make a valid Election prior to the Election Deadline, including as a result of revocation, shall be deemed to have made a Stock Election. If Parent or the Exchange Agent shall determine that any purported Cash/ Stock Election or Stock Election was not properly made, such purported Cash/Stock Election or Stock Election shall be deemed to be of no force and effect and the shareholder making such purported Cash/Stock Election or Stock Election shall for purposes hereof be deemed to have made a Stock Election.

          (g) Parent and the Company shall mail the Form of Election to each person who is a holder of record of Company Common Stock on the record date for the Company Stockholders' Meeting (as defined in Section 6.01(a)) and shall each use its reasonable efforts to mail the Form of Election to all persons who become holders of Company Common Stock during the period between (i) such record date and (ii) the date seven calendar days prior to the anticipated Effective Time and to make the Form of Election available to all persons who become holders of Company Common Stock subsequent to the date described in clause (ii) and no later than the close of business on the business day prior to the date of the Effective Time.

          (h) If between the date of this Agreement and the Effective Time the outstanding shares of Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, reclassification, recapitalization, split, division, combination or exchange of shares, the First Exchange Ratio, the Second Exchange Ratio and the Per Share Amount shall be correspondingly adjusted to reflect such stock dividend, reclassification, recapitalization, split, division, combination or exchange of shares. If the PSH Merger Agreement is amended to adjust the amount of consideration payable to the stockholders of PSH in the PSH Merger (as defined in the PSH Merger Agreement), then the consideration paid under Section 2.01(a) to the stockholders of the Company shall be adjusted accordingly.

     SECTION 2.02. Exchange of Certificates. (a) Exchange Agent. Within 5 business days after the Election Deadline, Parent shall deposit, or shall cause to be deposited, with a bank or trust company designated by Parent and reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of Shares, for exchange in accordance with this Article II through the Exchange Agent, (i) certificates representing the shares of Parent Common Stock issuable pursuant to Section 2.01(a) as of the Effective Time and (ii) cash, in an aggregate amount sufficient to pay the total cash payable to the holders of shares of Common Stock pursuant to Section 2.01(a) (such cash and certificates for shares of Parent Common Stock, together with any dividends or distributions with respect thereto, any Excess Shares (as defined below in Section 2.02(e)) and cash in lieu of any fractional shares payable pursuant to
Section 2.02(e) being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions from Parent, deliver the Parent Common Stock and cash contemplated to be issued or paid pursuant to
Section 2.01 and any cash payable in lieu of any fractional shares pursuant to
Section 2.02(e) out of the Exchange Fund. Except as contemplated by Sections 2.02(f) and (j) hereof, the Exchange Fund shall not be used for any other purpose.

     (b) Exchange Procedures. Within 30 calendar days after the Election Deadline, Parent will instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than shares of Company Common Stock that have been canceled pursuant to Section 2.01(b)) (the "Certificates") and who did not make a valid Election pursuant to Section 2.01, (i) a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other customary documents as may reasonably be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration and the Certificate so surrendered shall forthwith be canceled. Subject to Section 2.02(i), under no circumstances will any holder of a Certificate be entitled to receive any part of the Merger Consideration until such holder shall have surrendered such Certificate. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration may be paid in accordance with this Article II to the transferee if the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration. No interest shall be paid on the Merger Consideration.

     (c) Distributions with Respect to Unexchanged Shares of Parent Common Stock. No dividends or other distributions declared or made after the Effective Time with respect to the Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment shall be paid to any such holder pursuant to Section 2.02(e), until the holder of such Certificate shall surrender such Certificate. Subject to the effect of escheat, tax or other applicable Laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.02(e) and the amount of dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of Parent Common Stock.

     (d) No Further Rights in Company Common Stock. All shares of Parent Common Stock issued or cash paid upon conversion of the Shares in accordance with the terms hereof (including any cash paid pursuant to Sections 2.02(c) or (e)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Shares.

     (e) No Fractional Shares. (i) No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution of Parent shall relate to such fractional share interests and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent.

     (ii) As promptly as practicable following the Effective Time, the Exchange Agent shall determine the excess of (A) the number of whole shares of Parent Common Stock delivered to the Exchange Agent by Parent pursuant to Section 2.02(a) over (B) the aggregate number of whole shares of Parent Common Stock to be distributed to former holders of Company Common Stock pursuant to Section 2.02(b) (such excess being herein called the "Excess Shares"). Following the Effective Time, the Exchange Agent shall, on behalf of former holders of Certificates representing Company Common Stock, sell the Excess Shares at then-prevailing prices on the NASDAQ/NMS, all in the manner provided in Section 2.02(e)(iii).

     (iii) The sale of the Excess Shares by the Exchange Agent shall be executed on the NASDAQ/ NMS and shall be executed in round lots to the extent practicable. The Exchange Agent shall use reasonable efforts to complete the sale of the Excess Shares as promptly following the Effective Time as, in the Exchange Agent's sole judgment, is practicable consistent with obtaining the best execution of such sales in light of prevailing market conditions. Until the net proceeds of such sale or sales have been distributed to the holders of Certificates formerly representing Company Common Stock, the Exchange Agent shall hold such proceeds in trust for such holders (the "Common Shares Trust"). The Surviving Corporation shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including

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the expenses and compensation of the Exchange Agent incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each former holder of Company Common Stock is entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such former holder of Company Common Stock is entitled (after taking into account all shares of Company Common Stock held at the Effective Time by such holder) and the denominator of which is the aggregate amount of fractional share interests to which all former holders of Company Common Stock are entitled.

     (iv) Notwithstanding the provisions of Sections 2.02(e)(ii) and (iii), the Surviving Corporation may elect at its option, exercised prior to the Effective Time, in lieu of the issuance and sale of Excess Shares and the making of the payments hereinabove contemplated, to pay each former holder of Company Common Stock an amount in cash equal to the product obtained by multiplying (A) the fractional share interest to which such former holder (after taking into account all shares of Company Common Stock held at the Effective Time by such holder) would otherwise be entitled by (B) the closing price for a share of Parent Common Stock (as reported in The Wall Street Journal, or, if not reported thereby, any other authoritative source) on the Closing Date, and in such case, all references herein to the cash proceeds of the sale of the Excess Shares and similar references shall be deemed to mean and refer to the payments calculated as set forth in this Section 2.02(e)(iv).

     (v) As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Certificate, formerly representing Company Common Stock with respect to any fractional share interests, the Exchange Agent shall make available such amounts to such holders of Certificates formerly representing Company Common Stock subject to and in accordance with the terms of
Section 2.02(c).

     (vi) The parties acknowledge that payment of the cash consideration in lieu of fractional shares was not separately bargained for consideration but merely represents a mechanical rounding off for purposes of simplifying the corporate and accounting problems that would otherwise be called by issuing fractional shares.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Company Common Stock for 180 days after the Effective Time shall be delivered to Parent, upon demand, and any holders of Certificates who have not theretofore complied with this Article II shall thereafter look only to Parent for the Merger Consideration. Any portion of the Exchange Fund remaining unclaimed by holders of Shares as of the second anniversary of the Effective Time (or, if earlier, as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity) shall, to the extent permitted by applicable Law, become the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

     (g) No Liability. Neither Parent nor the Surviving Corporation shall be liable to any holder of Shares for any shares of Parent Common Stock (or dividends or distributions with respect thereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.

     (h) Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of Law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

     (i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with

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respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration.

     (j) Investment of Exchange Fund. The Exchange Fund may be invested by the Exchange Agent, pursuant to instructions from Parent; provided, however, that any such investment or resulting payment of earnings shall not delay the receipt by holders of shares of Company Common Stock of the Merger Consideration or otherwise impair such holders' respective rights hereunder. Any net profit resulting from, or interest or income produced by, such investments shall be payable to the Surviving Corporation or Parent, as Parent directs.

     (k) Further Assurances. If, at any time after the Effective Time, Parent or the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Parent and the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of Merger Sub or the Company acquired or to be acquired by Parent and the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of Merger Sub and the Company or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in such names and on such behalves or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Parent and the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

     SECTION 2.03. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates formerly representing Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided in this Agreement or by Law. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the right to receive the Merger Consideration.

     SECTION 2.04. Company Stock Options. Effective as of the time of the occurrence of a change of control of the Company (the "Change of Control Time"), the Company shall take all necessary action, including obtaining the consent of the individual option holders, if necessary, to (a) terminate the Company's 1996 Stock Incentive Plan, as amended through the date of this Agreement (the "Company Stock Option Plan"), (b) provide that each outstanding option to purchase shares of Company Common Stock granted under the Company Stock Option Plan (each, a "Company Stock Option") shall become fully vested and exercisable, whether or not previously vested and exercisable immediately prior to the Change of Control Time, and (c) cancel each Company Stock Option. Each holder of a Company Stock Option shall be entitled to receive from the Company immediately after the Change of Control Time, in exchange for the cancellation of such Company Stock Option, an amount in cash equal to the excess, if any, of (A) the Cash/Stock Consideration calculated as if the date of the Effective Time was the date of the Change of Control Time, over (B) the per share exercise price of such Company Stock Option, multiplied by the number of shares of Company Common Stock subject to such Company Stock Option as of the Effective Time. Any such payment shall be subject to all applicable federal, state and local tax withholding requirements. The Company and the Parent, as the case may be, shall take all necessary action to approve the disposition of the Company Stock Options and the acquisition of shares of Parent Common Stock, respectively, in connection with the transactions contemplated by this Agreement to the extent necessary to exempt such dispositions and acquisitions under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the "Exchange Act"). Notwithstanding any of the foregoing to the contrary, in the event that a holder of Company Stock Options does not consent to the cash-out of his Company Stock Option as contemplated under this Section 2.04, such options shall remain outstanding in accordance with their terms and the vesting of such Company Stock Options shall not accelerate. For purposes of this Agreement, a change of control of the

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

Company shall be deemed to have occurred upon the consummation of the merger contemplated by the PSH Merger Agreement.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the Disclosure Schedule delivered by the Company to Parent and Merger Sub concurrently with the execution of this Agreement (the "Company Disclosure Schedule"), the Company hereby represents and warrants to Parent and Merger Sub that:

     SECTION 3.01. Organization and Qualification; Subsidiaries. (a) Each of the Company and each subsidiary of the Company (the "Company Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Except as have not, and could not reasonably be expected to have, a Company Material Adverse Effect (as defined below), the Company and each Company Subsidiary has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and the Company Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, a Company Material Adverse Effect. The term "Company Material Adverse Effect" means any circumstance, change in or effect on the business of the Company and the Company Subsidiaries that, individually or in the aggregate with any other circumstances, changes in or effects on the Company and the Company Subsidiaries, is materially adverse to the business, operations, results of operations or the condition (financial or otherwise) of the Company and the Company Subsidiaries, taken as a whole.

     (b) A true and complete list of all of the Company Subsidiaries, together with the jurisdiction of incorporation of each Company Subsidiary and the percentage of the outstanding capital stock of each Company Subsidiary owned by the Company and each other Company Subsidiary, is set forth in Section 3.01(b) of the Company Disclosure Schedule. The Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity.

     SECTION 3.02. Certificate of Incorporation and By-laws. The Company has heretofore made available to Parent complete and correct copies of the Certificates of Incorporation and the By-laws or equivalent organizational documents, each as amended to date, of the Company and each Company Subsidiary. Such Certificates of Incorporation, By-laws and equivalent organizational documents are in full force and effect. Neither the Company nor any Company Subsidiary is in violation of any provision of its Certificate of Incorporation, By-laws or equivalent organizational documents.

     SECTION 3.03. Capitalization. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Company Common Stock and (b) 5,000,000 shares of preferred stock, par value $.01 per share (the "Company Preferred Stock"). At the close of business on April 12, 1999, (i) 13,831,498 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) 377,400 shares of Company Common Stock were held in the treasury of the Company or by the Company Subsidiaries and (iii) 720,000 shares were reserved for future issuance pursuant to any Company Stock Options outstanding under the Company Stock Option Plan, of which 464,000 shares were the subject of outstanding Company Stock Options. No shares of the Company Preferred Stock are issued and outstanding. All publicly traded shares of Company Common Stock have been authorized for quotation on the NASDAQ/NMS. Set forth in Section 3.03 of the Company Disclosure Schedule is a detailed schedule setting forth the number of outstanding Company Stock Options, stock incentive rights or any other rights to acquire shares of Company Common Stock pursuant

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to the Company Stock Option Plan and the exercise price therefor as of the date of this Agreement. Since April 12, 1999, the Company has not issued, sold, pledged, disposed of, granted, encumbered or authorized the issuance, sale, pledge, disposition, grant or encumbrance of any shares of capital stock of any class of the Company or any Company Subsidiary or any rights to acquire such shares or other equity interests in the Company or any Company Subsidiary, except pursuant to the exercise of Company Stock Options that were outstanding as of April 12, 1999 and those additional Company Stock Options granted since April 12, 1999 that are set forth in Section 3.03 of the Company Disclosure Schedule. Except as described in this Section 3.03, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Company Subsidiary. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any Company Subsidiary. Each outstanding share of capital stock of each Company Subsidiary is duly authorized, validly issued, fully paid and nonassessable and each such share owned by the Company or another Company Subsidiary is free and clear of all Liens (as defined below in Section 3.12), options, rights of first refusal, agreements, limitations on the Company's or such other Company Subsidiary's voting rights, and other encumbrances of any nature whatsoever. There are no outstanding contractual obligations of the Company or any Company Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other Person.

     SECTION 3.04. Authority Relative to This Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, and, subject to obtaining the necessary approvals of the Company's stockholders, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company, the approval, recommendation for approval and declaration of advisability by the Board of Directors of the Company of this Agreement and the Merger, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company or the Board of Directors of the Company are necessary to authorize this Agreement, approve, recommend for approval and declare the advisability of this Agreement and the Merger or to consummate the Merger and the other transactions contemplated by this Agreement (other than, with respect to the Merger, the approval of this Agreement and the Merger by the holders of a majority of then outstanding shares of Company Common Stock and the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     SECTION 3.05. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of the Company or any equivalent organizational documents of any Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and other actions described in
Section 3.05(b) have been obtained and all filings and obligations described in
Section 3.05(b) have been made or complied with, conflict with or violate any law, statute, ordinance, rule, regulation, order, judgment or decree ("Law") applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage,

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

indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and could not reasonably be expected to have, a Company Material Adverse Effect, and that will not prevent or materially delay the consummation of the Merger or any other material transaction contemplated by this Agreement.

     (b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign governmental or regulatory authority ("Governmental Entity"), except (i) for applicable requirements, if any, of the Exchange Act, state securities or "blue sky" Laws ("Blue Sky Laws"), the rules of the National Association of Securities Dealers (the "NASD"), state takeover laws, the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), and as set forth in Section 3.05(b) of the Company Disclosure Schedule and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and could not reasonably be expected to have, a Company Material Adverse Effect, and will not prevent or materially delay the consummation of the Merger or any other material transaction contemplated by this Agreement.

     SECTION 3.06. Compliance with Laws; Permits. (a) Neither the Company nor any Company Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected,
(ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) any Company Permits (as defined below).

     (b) Each of the Company and the Company Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any Company Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Company Permits has not had, and could not reasonably be expected to have, a Company Material Adverse Effect.

     SECTION 3.07.  SEC Filings; Financial Statements; Absence of
Liabilities. (a) The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since March 27, 1996 through the date of this Agreement (collectively, the "Company SEC Reports"). As of the respective dates they were filed, (i) the Company SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act of 1933, as amended (together, with the rules and regulations thereunder, the "Securities Act"), or the Exchange Act, as the case may be, and (ii) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later filed Company SEC Report. No Company Subsidiary is required to file any form, report or other document with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in the Company SEC Reports complied as to form with the applicable accounting requirements and rules and regulations of the SEC and was prepared in accordance with United States generally accepted accounting principles (except in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented the consolidated financial position, results of operations and cash flows of the Company and the consolidated Company Subsidiaries as at the

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

respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not, and are not expected to be, material).

     (c) The Company has heretofore made available to Parent complete and correct copies of (i) all agreements, documents and other instruments not yet filed by the Company with the SEC but that are currently in effect and that the Company expects to file with the SEC after the date of this Agreement and (ii) all amendments and modifications that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed with the SEC and are currently in effect.

     (d) Neither the Company nor any Company Subsidiary has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) of a nature or character required to be disclosed in a Company SEC Report or included in the financial statements contained in the Company SEC Reports, except for liabilities and obligations (i) disclosed on the consolidated balance sheet of the Company and the consolidated Company Subsidiaries as at December 31, 1998, including any notes thereto, (ii) disclosed in any Company SEC Report filed since December 31, 1998 and prior to the date of this Agreement, (iii) incurred since December 31, 1998 in the ordinary course of business consistent with past practice which have not had, and could not reasonably be expected to have, a Company Material Adverse Effect or (iv) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

     SECTION 3.08. Absence of Certain Changes or Events. Since January 1, 1999, except as specifically contemplated by this Agreement or as disclosed in the Company SEC Reports, the Company and the Company Subsidiaries have conducted their business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any Company Material Adverse Effect or (b) the occurrence of any fact, event or circumstance described in Section 5.01(b).

     SECTION 3.09. Absence of Litigation. There is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, or any property or asset of the Company or any Company Subsidiary, before any court, arbitrator or Governmental Entity that (i) if determined adversely to the Company or any Company Subsidiary would have a Company Material Adverse Effect or (ii) seeks to delay or prevent the consummation of the Merger or any other material transaction contemplated by this Agreement. Neither the Company nor any Company Subsidiary nor any property or asset of the Company or any Company Subsidiary is subject to any continuing order of consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or Governmental Entity.

     SECTION 3.10. Employee Benefit Plans; Labor Matters. (a) With respect to each employee benefit plan, program, arrangement and contract (including, without limitation, any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company or any Company Subsidiary, or with respect to which the Company or any Company Subsidiary could incur liability under Section 4069, 4212(c) or 4204 of ERISA (the "Company Benefit Plans"), the Company has made available to Parent a true and correct copy of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"), (ii) such Company Benefit Plan, (iii) each trust agreement relating to such Company Benefit Plan, (iv) the most recent summary plan description for each Company Benefit Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Company Benefit Plan subject to Title IV of ERISA and (vi) the most recent determination letter, if any, issued by the IRS with respect to any Company Benefit Plan qualified under section 401(a) of the Code.

     (b) With respect to the Company Benefit Plans, no event has occurred and, to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any Company Subsidiary could be subject to any liability under the terms of such Company Benefit Plans,

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ERISA, the Code or any other applicable Law which has had, or could reasonably be expected to have, a Company Material Adverse Effect. Each of the Company Benefit Plans has been operated and administered in all material respects in accordance with its terms and with applicable Laws promulgated thereunder, including, but not limited to, ERISA and the Code. Each of the Company Benefit Plans intended to be "qualified" within the meaning of section 401(a) of the Code has received a favorable determination letter as to such qualification from the IRS, and no event has occurred, either by reason of any action or failure to act, which would cause the loss of any such qualification. All contributions or other amounts payable by the Company or any Company Subsidiary with respect to each Company Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with United States generally accepted accounting principles and section 412 of the Code. No Company Benefit Plan is a "multiemployer plan" (as such term is defined in section 3(37) of ERISA) or a single employer pension plan (as such term is defined in Section 4001(a)(15) of ERISA) for which the Company could incur liability under Section 4063 or 4064 of ERISA. Each of the Company Benefit Plans is subject only to the Laws of the United States or a political subdivision thereof.

     (c) Neither the Company nor any Company Subsidiary is a party to any collective bargaining or other labor union contract applicable to Persons employed by the Company or any Company Subsidiary and no collective bargaining agreement is being negotiated by the Company or any Company Subsidiary. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against the Company or any Company Subsidiary pending or, to the knowledge of the Company, threatened which may interfere with the respective business activities of the Company or any Company Subsidiary, except where such dispute, strike or work stoppage has not had, and could not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, to the knowledge of the Company, neither of the Company, any Company Subsidiary, nor any of their respective representatives or employees has committed any unfair labor practices in connection with the operation of the business of the Company or any Company Subsidiary, and there is no charge or complaint against the Company or any Company Subsidiary by the National Labor Relations Board or any comparable state agency pending or, to the knowledge of the Company, threatened, except where such unfair labor practice, charge or complaint has not had, and could not reasonably be expected to have, a Company Material Adverse Effect.

     (d) The Company has made available to Parent prior to the date of this Agreement (i) copies of all employment agreements with officers of the Company and each Company Subsidiary; (ii) copies of all severance agreements, programs and policies of the Company with or relating to its employees; and (iii) copies of all plans, programs, agreements and other arrangements of the Company with or relating to its employees that contain change of control provisions.

     (e) Except as required by Law, no Company Benefit Plan provides retiree medical or retiree life insurance benefits to any Person.

     SECTION 3.11. Contracts and Commitments. (a) Section 3.11(a) of the Disclosure Schedule sets forth all contracts, arrangements, commitments or understandings (whether oral or written) to which the Company or any of the Company Subsidiaries is a party (i) relating to indebtedness in an amount exceeding $500,000, (ii) that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (iii) that obligates the Company or any Company Subsidiary to make any payments or issue or pay anything of value to any director, officer, key employee or consultant, (iv) relating to any merger, consolidation, business combination, share exchange or business acquisition, or for the purchase or sale of any material assets of the Company or any of the Company Subsidiaries other than in the ordinary course of business consistent with past practice, (v) that limit or purport to limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any Person in any geographic area or during any period of time, (vi) that includes any indemnification, contribution or support obligations, (vii) that relate to capital expenditures involving total payments of more than $250,000,
(viii) that has a remaining term of more than two years, and (ix) requiring annual or remaining payments in excess of $500,000 after the date hereof (collectively, the "Material Contracts").

                                      A-12
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     (b) Each Material Contract is valid and binding on the Company or a Company
Subsidiary, as applicable, and on all other parties thereto, and is in full force and effect. Neither the Company nor any Company Subsidiary, nor, to the knowledge of the Company, any other party, is in breach of, or default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under (with respect to any other party, the foregoing being to the knowledge of the Company)) any Material Contract, except for violations or defaults that have not had, and could not reasonably be expected to have, a Company Material Adverse Effect.

     SECTION 3.12. Title to Personal Property; Real Property and Leases. (a) Either the Company or a Company Subsidiary, as the case may be, owns, leases or has the legal right to use all the properties and assets used or intended to be used in the conduct of its business or otherwise owned, leased or used by the Company or any Company Subsidiary and, with respect to contract rights, is a party to and enjoys the right to the benefits of all contracts, agreements and other arrangements used or intended to be used by the Company or any Company Subsidiary or in or relating to the conduct of their business (all such properties, assets and contract rights being the "Assets"). Either the Company or a Company Subsidiary, as the case may be, has good and marketable title to, or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all of the Assets, free and clear of all Liens, except Permitted Liens. At all times since December 31, 1998, the Company has caused the Assets to be maintained in accordance with good business practice, and as of the date of this Agreement, to the knowledge of the Company, all grandstands and speedway facilities that comprise the Assets are structurally sound, in all material respects, and do not have any material structural defects or deficiencies.

     (b) Either the Company or a Company Subsidiary, as the case may be, is in peaceful and undisturbed possession of each parcel of real property owned or used by it and there are no contractual or legal restrictions that preclude or restrict the ability to use the premises for the purposes for which they are currently being used. There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the knowledge of the Company, threatened against any real property that is owned, leased, subleased, occupied or used by the Company or any of the Company Subsidiaries.

     (c) All leases of real property leased for the use or benefit of the Company or any Company Subsidiary are valid and binding on the Company or a Company Subsidiary, as applicable, and, to the knowledge of the Company, on all other parties thereto, and are in full force and effect. Neither the Company nor any Company Subsidiary, nor, to the knowledge of the Company, any other party, is in material breach of, or default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under (with respect to any other party, the foregoing being to the knowledge of the Company)) any such lease.

     For purposes of this Agreement:

          "Liens" means all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.

          "Permitted Liens" means (A) Liens for current taxes and assessments not yet past due, (B) inchoate mechanics' and materialmen's Liens for construction in progress, (C) workmen's, repairmen's, warehousemen's and carriers' Liens arising in the ordinary course of business of the Company or such Company Subsidiary consistent with past practice, and (D) all matters of record, Liens and other imperfections of title and encumbrances that could not reasonably be expected to have a Company Material Adverse Effect.

     SECTION 3.13. Environmental Matters. Except as disclosed in the Company SEC Reports or as has not had a Company Material Adverse Effect:

          (a) The Company and the Company Subsidiaries (i) are in compliance with all applicable Environmental Laws (as defined below), (ii) hold all Environmental Permits (as defined below), and (iii) are in compliance with their respective Environmental Permits.

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

          (b) None of the Company or any Company Subsidiary has received any claim or written request for information, or been notified that it is a potentially responsible party, under CERCLA (as defined below) or other written communication alleging that the Company or any Company Subsidiary may be in violation of, or liable under, any Environmental Law.

          (c) None of the Company or any Company Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials (as defined below) and, to the knowledge of Company, no investigation, litigation or other proceeding is pending or threatened with respect thereto, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.

          (d) None of the real property owned or leased by the Company or any Company Subsidiary is listed or, to the knowledge of Company, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup.

          (e) No Hazardous Material has been unlawfully released, discharged or disposed of at, to or from, or transported unlawfully offsite from, any property currently owned or operated by the Company or any Company Subsidiary or, during the period of such ownership or operation, any property formerly owned or operated by the Company or any Company Subsidiary.

     For purposes of this Agreement:

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

          "Environmental Laws" means any Law and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment, health and safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials, as in effect as of the date of this Agreement.

          "Environmental Permits" means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.

          "Hazardous Materials" means (a) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

     SECTION 3.14. Intellectual Property. Except as could not reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries own, or possess adequate licenses or other valid rights to use, all Intellectual Property Rights (as defined below) that are used in connection with the business of the Company and the Company Subsidiaries as currently conducted. Except as could not reasonably be expected to have a Company Material Adverse Effect, (a) the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not conflict in any way with any Intellectual Property Rights of any third party; (b) to the knowledge of the Company, there are no infringements of any Intellectual Property Rights owned by or licensed by or to the Company or any Company Subsidiary; (c) neither the Company nor any Company Subsidiary has licensed to any third party or otherwise permitted the use by any third party of any Intellectual Property Rights; and
(d) neither the Company nor any Company Subsidiary is in breach of any agreement pursuant to which the Company or any Company Subsidiary has a license to use Intellectual Property Rights. The transactions contemplated by this Agreement will not constitute a breach of any agreement pursuant to which the Company or any Company Subsidiary has a license to use any material Intellectual Property Rights or otherwise reduce or impair, in any material respect, the rights of the Company or any Company

Subsidiary under such license agreements. No claims are pending or, to the knowledge of the Company, threatened by any Person with respect to the ownership, validity or enforceability of any Intellectual Property Rights owned by or licensed to or by the Company or any Company Subsidiary or challenging or questioning the right of the Company or any Company Subsidiary to use any Intellectual Property Rights, except claims that could not, if determined adversely to the Company or any Company Subsidiary, reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, "Intellectual Property Rights" shall mean any and all trademarks, trademark rights, trade names, trade name rights, patents, patent rights, industrial models, inventions, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information.

     SECTION 3.15. Taxes. (a) The Company and each of the Company Subsidiaries have timely filed or will timely file all returns and reports required to be filed by them with any taxing authority with respect to Taxes for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of the Company and the Company Subsidiaries, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Effective Time have been paid or will be paid, (c) as of the date of this Agreement, no deficiency for any material amount of Tax has been asserted or assessed by a taxing authority against the Company or any of the Company Subsidiaries and (d) the Company and each of the Company Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid in accordance with United States generally accepted accounting principles, whether or not shown as being due on any returns. There are no outstanding waivers or agreements extending any statute of limitations for any period with respect to any Tax to which the Company or any Company Subsidiary may be subject. As used in this Agreement, "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customers' duties, tariffs and similar charges.

     SECTION 3.16. Certain Interests. Except as disclosed in the Company SEC Reports, no officer or director of the Company or any Company Subsidiary and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director: (a) has any direct or indirect financial interest in any competitor, supplier or customer of the Company or any Company Subsidiary other than an ownership of securities having no more than three percent of the outstanding voting power of any competitor, supplier or customer which are listed on any national securities exchange or traded actively in the national over-the-counter market; (b) owns, directly or indirectly, in whole or in part, or has any other direct or indirect interest in any material tangible or intangible property which the Company or any Company Subsidiary uses or has used in the conduct of its business or otherwise; or (c) has outstanding any indebtedness to the Company or any Company Subsidiary. Except as disclosed in the Company SEC Reports, neither the Company nor any Company Subsidiary has any liability or any other obligation of any nature whatsoever to any officer, director or stockholder of the Company or any Company Subsidiary (or any Affiliate of such stockholder) or to any relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer, director or stockholder.

     SECTION 3.17. Insurance. All material assets, properties and risks of the Company and each Company Subsidiary are covered by valid and, except for policies that have expired under their terms in the ordinary course, currently effective insurance policies or binders of insurance (including, without limitation, general liability insurance, property insurance and workers' compensation insurance) issued in favor of the Company or a Company Subsidiary, as the case may be, in each case with responsible and reputable insurance companies, in such types and amounts and covering such risks as are consistent with customary practices and standards of companies engaged in businesses and operations similar to those of the Company or such Company Subsidiary, as the case may be. With respect to each such insurance policy: (a) the policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect, and (b) neither the Company nor any Company Subsidiary is in breach or default (including any breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination or modification under the policy.

     SECTION 3.18. Vote Required. The only vote of the holders of any class or series of capital stock of the Company necessary to approve this Agreement, the Merger and the other transactions contemplated by this Agreement is the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock in favor of the approval of the adoption of this Agreement and the Merger.

     SECTION 3.19. Accounting and Tax Matters. To the knowledge of the Company, neither the Company nor any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying under Section 368(a) of the Code. To the knowledge of the Company, there is no agreement, plan or other circumstance that would prevent the Merger from qualifying under section 368(a) of the Code.

     SECTION 3.20. State Takeover Statutes. The Board of Directors of the Company has taken all action necessary to ensure that the restrictions on business combinations contained in Section 203 of the DGCL, to the extent otherwise applicable, will not apply to the Merger and this Agreement and the PSH Merger Agreement and the PSH Merger (as defined in the PSH Merger Agreement) and the transactions contemplated hereby and thereby. To the knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

     SECTION 3.21. Opinion of Financial Advisor. The Company has received the written opinion of Merrill Lynch, Pierce, Fenner & Smith ("Merrill") dated the date of this Agreement to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the Company's stockholders, other than Parent and its affiliates, from a financial point of view, a copy of which opinion will be delivered to Parent promptly after the date of this Agreement.

     SECTION 3.22. Brokers. No broker, finder or investment banker (other than Merrill) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has heretofore made available to Parent a complete and correct copy of all agreements between the Company and Merrill pursuant to which such firm would be entitled to any payment relating to the Merger or any other transactions.

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Except as set forth in the Disclosure Schedule delivered by Parent and Merger Sub to the Company concurrently with the execution of this Agreement (the "Parent Disclosure Schedule"), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that:

     SECTION 4.01. Organization and Qualification. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Except as have not had, and could not reasonably be expected to have, a Parent Material Adverse Effect (as defined below), each of Parent and Merger Sub has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing as have not had, and could not reasonably be expected to have, a Parent Material Adverse Effect. The term "Parent

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

Material Adverse Effect" means any circumstance, change in or effect on the business of Parent or its subsidiaries that, individually or in the aggregate with any other circumstances, changes in or effects on Parent or its subsidiaries, is materially adverse to the business, operations, results of operations, or the condition (financial or otherwise) of Parent and its subsidiaries, taken as a whole.

     SECTION 4.02. Certificate of Incorporation and By-laws. Parent has heretofore made available to the Company complete and correct copies of the Certificates of Incorporation and the By-laws or equivalent organizational documents, each as amended to date, of Parent and Merger Sub. Such Certificates of Incorporation, By-laws and equivalent organizational documents are in full force and effect. Neither Parent nor Merger Sub is in violation of any provision of its Certificate of Incorporation, By-laws or equivalent organizational documents.

     SECTION 4.03. Capitalization. The authorized capital stock of Parent consists of (i) 80,000,000 shares of Parent Common Stock, (ii) 40,000,000 shares of Class B common stock, par value $.01 per share ("Class B Parent Common Stock"), (iii) 5,000,000 shares of common stock, par value $.10 per share ("Secondary Parent Common Stock"), and (iv) 1,000,000 shares of preferred stock, par value $.01 per share ("Parent Preferred Stock"). As of February 8, 1999, (i) 11,915,314 shares of Parent Common Stock were issued and outstanding, (ii) 31,159,905 shares of Class B Parent Common Stock were issued and outstanding,
(iii) no shares of Parent Common Stock or shares of Class B Parent Common Stock were held in the treasury of Parent, and (iv) 1,000,000 shares of Parent Common Stock were reserved for future issuance pursuant to stock options that may be issued under Parent's 1996 Long-Term Incentive Plan. No shares of Parent Preferred Stock or Secondary Parent Common Stock are issued and outstanding.

     SECTION 4.04. Authority Relative to This Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, and, subject to obtaining the necessary approvals of Parent's stockholders, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Parent and Merger Sub, the approval and recommendation for approval by the Board of Directors of the Company of this Agreement and the Merger, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent and Merger Sub or each of its Board of Directors are necessary to authorize this Agreement approve or recommend for approval or to consummate the Merger and the other transactions contemplated by this Agreement (other than the approval of the Parent Stock Issuance (as defined below in Section 6.01(a)) by the holders of a majority of the then outstanding Parent Common Stock and for Merger Sub the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms.

     SECTION 4.05. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of them will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Parent or Merger Sub, as applicable, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of Parent or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and could not reasonably be expected to have, a Parent

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Material Adverse Effect, and that will not prevent or materially delay the consummation of the Merger or any other material transaction contemplated by this Agreement.

     (b) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Exchange Act, the Securities Act, Blue Sky Laws, the rules of the NASD, state takeover Laws, the HSR Act, the filing and recordation of appropriate merger documents as required by the DGCL, and as set forth in Section 4.05(b) of the Parent Disclosure Schedule and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, will not prevent or materially delay the consummation of the Merger or any other material transaction contemplated by this Agreement.

     SECTION 4.06. SEC Filings; Financial Statements. (a) Parent has filed all forms, reports and documents required to be filed by it with the SEC since November 6, 1996 through the date of this Agreement (collectively, the "Parent SEC Reports"). As of the respective dates they were filed, (i) the Parent SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and
(ii) none of the Parent SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No subsidiary of Parent is required to file any form, report or other document with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in the Parent SEC Reports complied as to form with the applicable accounting requirements and rules and regulations of the SEC and was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented the consolidated financial position, results of operations and cash flows of Parent and the consolidated subsidiaries of Parent as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not, and are not expected to have, a Parent Material Adverse Effect).

     (c) Parent has heretofore made available to the Company complete and correct copies of (i) all agreements, documents and other instruments not yet filed by Parent with the SEC but that are currently in effect and that Parent expects to file with the SEC after the date of this Agreement, and (ii) all amendments and modifications that have not been filed by parent with the SEC to all agreements, documents and other instruments that previously had been filed with the SEC and are currently in effect.

     (d) Neither Parent nor any subsidiary of Parent has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise of a nature or character required to be disclosed in a Parent SEC Report or included in the financial statements of the Company included in the Parent SEC Reports), except for liabilities and obligations (i) disclosed on the consolidated balance sheet of the Parent and the consolidated subsidiaries of Parent as at December 31, 1998, including any notes thereto, (ii) disclosed in any Parent SEC Report filed since December 31, 1998 and prior to the date of this Agreement, (iii) incurred since December 31, 1998 in the ordinary course of business consistent with past practice which have not had, and could not reasonably be expected to have, a Parent Material Adverse Effect, or (iv) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

     SECTION 4.07. Absence of Litigation. There is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened against Parent, or any property or asset of Parent, before any court, arbitrator or Governmental Entity that seeks to delay or prevent the consummation of the Merger or any other material transaction contemplated by this Agreement. Neither Parent nor any property or asset of Parent is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of Parent, continuing investigation

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

by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or Governmental Entity that could delay or prevent the consummation of the Merger or any other material transaction contemplated by this Agreement.

     SECTION 4.08. Title to Personal Property; Real Property. (a) Except as would not have a Parent Material Adverse Effect or as disclosed in the Parent SEC Reports, either the Parent or a subsidiary of Parent, as the case may be, owns, leases or has the legal right to use all the properties and assets used or intended to be used in the conduct of their business or otherwise owned, leased or used by the Parent or any subsidiary of Parent and, with respect to contract rights, is a party to and enjoys the right to the benefits of all contracts, agreements and other arrangements used or intended to be used by Parent or any subsidiary of Parent or in or relating to the conduct of their business (all such properties, assets and contract rights being the "Parent Assets"). Except as would not have a Parent Material Adverse Effect, either Parent or a subsidiary of Parent, as the case may be, has good and marketable title to, or, in the case of leased or subleased Parent Assets, valid and subsisting leasehold interests in, all of the Parent Assets.

     (b) Except as would not have a Parent Material Adverse Effect or as disclosed in the Parent SEC Reports, either Parent or a subsidiary of a Parent, as the case may be, is in peaceful and undisturbed possession of each parcel of real property owned or used by it and there are no contractual or legal restrictions that preclude or restrict the ability to use the premises for the purposes for which they are currently being used. There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the knowledge of the Parent, threatened against any real property that is owned, leased, subleased, occupied or used by Parent or any subsidiary of Parent.

     SECTION 4.09. Environmental Matters. Except as disclosed in the Parent SEC Reports or as has not had a Parent Material Adverse Effect:

          (a) Parent and each subsidiary of Parent (i) are in compliance with all applicable Environmental Laws, (ii) hold all Environmental Permits, and
     (iii) are in compliance with their respective Environmental Permits.

          (b) None of Parent or any subsidiary of Parent has received any claim or written request for information, or been notified that it is a potentially responsible party, under CERCLA or other written communication alleging that Parent or any subsidiary of Parent may be in violation of, or liable under, any Environmental Law.

          (c) None of Parent or any subsidiary of Parent has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and, to the knowledge of Parent, no investigation, litigation or other proceeding is pending or threatened with respect thereto, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.

          (d) No Hazardous Material has been unlawfully released, discharged or disposed of at, to or from, or transported offsite from, any property currently owned or operated by Parent or any subsidiary of Parent or, during the period of such ownership or operation, any property formerly owned or operated by Parent or any subsidiary of Parent.

     SECTION 4.10. Taxes. Except as would not have a Parent Material Adverse Effect or as disclosed in the Parent SEC Reports, (a) Parent has timely filed or will timely file all returns and reports required to be filed by it with any taxing authority with respect to Taxes for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Parent, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Effective Time have been paid or will be paid, and (c) as of the date of this Agreement, no deficiency for any material amount of Tax has been asserted or assessed by a taxing authority against Parent.

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     SECTION 4.11.  Absence of Parent Material Adverse Effect.  Since January 1,
1999, except as disclosed in this Agreement or in the Parent SEC Reports, there has not been any Parent Material Adverse Effect.

     SECTION 4.12. Parent Common Stock to Be Issued in the Merger. The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights created by statute, Parent's Certificate of Incorporation or By-laws or any agreement to which Parent is a party or by which Parent is bound.

     SECTION 4.13. Vote Required. The affirmative vote of a majority of the votes cast with respect to the Parent Stock Issuance is required to approve such issuance of shares. No other vote of the stockholders of Parent is required by Law, Parent's Certificate of Incorporation, as amended, or By-laws or otherwise in order for Parent and Merger Sub to consummate the Merger and the other transactions contemplated hereby.

     SECTION 4.14. State Takeover Statutes. The Board of Directors of Parent has taken all actions necessary to ensure that the restrictions on business combinations contained in Section 607.0901 of the Florida Business Corporation Act, to the extent otherwise applicable, will not apply to this Agreement, the Merger and the other transactions contemplated hereby. To the knowledge of Parent, no other state takeover statute is applicable to the Merger or the transactions contemplated by this Agreement.

     SECTION 4.15. Operations of Merger Sub. Merger Sub is a direct, wholly owned subsidiary of Parent, was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

     SECTION 4.16. Accounting and Tax Matters. To the knowledge of Parent, neither Parent nor any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying under section 368(a) of the Code. To the knowledge of Parent, there is no agreement, plan or other circumstance that would prevent the Merger from qualifying under section 368(a) of the Code.

     SECTION 4.17. Brokers. No broker, finder or investment banker (other than Greenhill & Co., L.L.C. and Salomon Smith Barney) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

                                   ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGER

     SECTION 5.01. Conduct of Business by the Company Pending the Merger. (a) The Company agrees that, between the date of this Agreement and the Effective Time, except as set forth in Section 5.01 of the Company Disclosure Schedule or as contemplated by any other provision of this Agreement or as reasonably necessary for the Company to fulfill its obligations under this Agreement, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld):

          (i) the business of the Company and the Company Subsidiaries shall be conducted only in, and the Company and the Company Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and

          (ii) the Company shall use its best efforts to preserve substantially intact its business organization, to keep available the services of the current officers, employees and consultants of the Company and the Company Subsidiaries and to preserve the current relationships of the Company and the Company Subsidiaries with customers, suppliers and other Persons with which the Company or any Company Subsidiary has business relations.

     (b) By way of amplification and not limitation, except as contemplated by this Agreement or as set forth in Section 5.01 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld):

          (i) amend or otherwise change its Certificate of Incorporation or By-laws or equivalent organizational documents;

          (ii) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (x) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Company Subsidiary other than issuance of shares of Company Common Stock pursuant to Company Stock Options or (y) any material assets of the Company or any Company Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

          (iii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

          (iv) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

          (v) acquire or dispose of (including, without limitation, by merger, consolidation, or acquisition or disposition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than (A) acquisitions of assets in the ordinary course of business consistent with past practice which are not, in the aggregate, in excess of $500,000 or (B) dispositions of assets in the ordinary course of business consistent with past practice which are not, in the aggregate, in excess of $500,000;

          (vi) Except for indebtedness incurred to make expenditures that are provided for under the Company's current operating budget, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice, with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of $500,000;

          (vii) enter into any contract or agreement material to the business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice;

          (viii) authorize any capital expenditure, other than capital expenditures reflected in the capital expenditure budget for the fiscal year ending December 31, 1999 previously provided to Parent prior to the date of this Agreement, and other capital expenditures which other capital expenditures are not, in the aggregate, in excess of $500,000 for the Company and the Company Subsidiaries taken as a whole;

          (ix) (A) increase the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of the Company or any Company Subsidiary who are not officers of the Company, (B) grant any severance or termination pay to, enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiary, or (C) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee;

          (x) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures;

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

          (xi) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability;

          (xii) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the December 31, 1998 consolidated balance sheet of the Company (including the notes thereto) or subsequently incurred in the ordinary course of business and consistent with past practice;

          (xiii) take any action that would result in (A) any of the representations or warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (B) any of such representations or warranties that are not so qualified becoming untrue in any material respect or (C) any of the conditions to the Merger set forth in Article VII not being satisfied; and

          (xiv) agree, whether in writing or otherwise, to take any of the actions specified in Sections 5.01(b)(i) through (b)(xiii), or grant any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in Sections 5.01(b)(i) through (b)(xiii).

     SECTION 5.02 Notification of Certain Matters. Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of
(i) the occurrence, or nonoccurrence, of any event the occurrence or nonoccurrence of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied, (ii) any failure of Parent or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder and (iii) any action which is proposed to be taken by Parent if such action is to be approved by Parent's Board of Directors; provided, however, that the delivery of any notice pursuant to this Section 5.02 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.01. Registration Statement; Joint Proxy Statement; Schedule 13E-3. (a) As promptly as practicable after the execution of this Agreement,
(i) Parent and the Company shall prepare and file with the SEC a joint proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") relating to the meetings of the Company's stockholders (the "Company Stockholders' Meeting") and Parent's stockholders (the "Parent Stockholders' Meeting" and, together with the Company Stockholders' Meeting, the "Stockholders' Meetings") to be held to consider approval of this Agreement and Merger and the issuance of shares of Parent Common Stock pursuant to the terms of the Merger (the "Parent Stock Issuance"), (ii) Parent shall prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the "Registration Statement") in which the Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued to the stockholders of the Company pursuant to the Merger, and (iii) Parent, Merger Sub and the Company shall, if required by the Exchange Act, prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (together with all amendments and supplements thereto, the "Schedule 13E-3") relating to the Merger and the other transactions contemplated by this Agreement. Parent and the Company each shall use their reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable, and, prior to the effective date of the Registration Statement, Parent shall take all or any action required under any applicable federal or state securities Laws in connection with the Parent Stock Issuance. The Company shall furnish all information concerning the Company that Parent may reasonably request in connection with such actions and the preparation of the Registration Statement, the Proxy Statement and Schedule 13E-3, if any. As promptly as practicable after the Registration Statement shall have become

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

effective, each of Parent and the Company shall mail the Proxy Statement, together with the Schedule 13E-3, if any, to its stockholders.

     (b) (i) The Proxy Statement shall include the recommendation of the Board of Directors of the Company to the stockholders of the Company in favor of approval of this Agreement and the Merger; provided, however, that the Board of Directors of the Company may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation to the extent that the Board of Directors of the Company determines in good faith after consultation with independent legal counsel (who may be the Company's regularly engaged outside legal counsel) that the failure to so withdraw, modify or change its recommendation would cause the Board of Directors of the Company to breach its fiduciary duties to the Company's stockholders under applicable Law; and provided further that notwithstanding anything to the contrary contained in this Agreement, such a withdrawal, modification or change in such recommendation shall not relieve the Company in any way whatsoever of its obligations under
Section 6.02(a) of this Agreement.

     (ii) The Proxy Statement shall include the recommendation of the Board of Directors of Parent to the stockholders of Parent in favor of approval of the Parent Stock Issuance.

     (iii) Notwithstanding anything to the contrary contained in this Agreement, Parent shall have the option, at its sole discretion and at any time prior to the mailing of the Proxy Statement to the stockholders of Parent and the Company, to elect to obtain the approval of the Parent Stock Issuance by the stockholders of Parent by an action by written consent of such stockholders, and if Parent so elects, the parties' obligations with respect to the Proxy Statement relating to the Parent Stockholders' Meeting and the holding of the Parent Stockholders' Meeting under this Agreement shall automatically and without any further action on the part of the parties cease and thereafter all references to the Proxy Statement under this Agreement shall be deemed to refer only to the proxy statement (together with any amendments or supplements thereto) relating to the Company Stockholders' Meeting to be held to consider the approval of this Agreement and the Merger; provided, however, that if Parent so elects above, Parent shall prepare and file with the SEC an information statement (together with any amendments thereof or supplements thereto, the "Information Statement") to approve the Parent Stock Issuance and all references to the Proxy Statement herein shall also be deemed to be references to the Information Statement.

     (c) No amendment or supplement to the Proxy Statement, the Registration Statement or the Schedule 13E-3, if any, will be made by Parent or the Company without the approval of the other party (which will not be unreasonably withheld). Parent and the Company each will advise the other, promptly after they receive notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of the qualification of Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or of any request by the SEC for amendment of the Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information.

     (d) The information supplied by Parent for inclusion in the Registration Statement, the Proxy Statement and the Schedule 13E-3, if any, shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement, together with the Schedule 13E-3, if any (or, in each such case, any amendment thereof or supplement thereto) is first mailed to the stockholders of Parent and the Company, (iii) the time of each of the Stockholders' Meetings and (iv) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Parent or any subsidiary of Parent, or their respective officers or directors, should be discovered by Parent which should be set forth in an amendment or a supplement to the Registration Statement, the Proxy Statement or the Schedule 13E-3, if any, Parent shall promptly inform the Company. All documents that Parent is responsible for filing with the SEC in connection with the Merger

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

or the other transactions contemplated by this Agreement will comply as to form and substance in all material aspects with the applicable requirements of the Securities Act and the Exchange Act.

     (e) The information supplied by the Company for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement, together with the Schedule 13E-3, if any (or, in each such case, any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company and Parent, (iii) the time of each of the Stockholders' Meetings and
(iv) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or any Company Subsidiary, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Registration Statement, the Proxy Statement or the Schedule 13E-3, if any, the Company shall promptly inform Parent. All documents that the Company is responsible for filing with the SEC in connection with the Merger or the other transactions contemplated by this Agreement will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

     SECTION 6.02. Stockholders' Meetings. (a) The Company shall call and hold the Company Stockholders' Meeting, and Parent shall call and hold the Parent Stockholders' Meeting, as promptly as practicable for the purpose of voting upon the approval of this Agreement and the Merger and the approval of the Parent Stock Issuance, as the case may be, and Parent and the Company shall use their reasonable efforts to hold the Stockholders' Meetings on the same day and as soon as practicable after the date on which the Registration Statement becomes effective.

     (b) The Company shall use its best efforts to solicit from its stockholders proxies in favor of the approval of this Agreement and the Merger, and shall take all other action necessary or advisable to secure the vote or consent of its stockholders required by the DGCL, to obtain such approvals.

     (c) Parent shall use its reasonable efforts to solicit from its stockholders proxies in favor of the approval of the Parent Stock Issuance and shall take all other actions necessary or advisable to secure the vote or consent of its stockholders required by the rules of the NASD.

     SECTION 6.03. Access to Information; Confidentiality. (a) Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which Parent or the Company or any of their respective subsidiaries is a party or pursuant to applicable Law, from the date of this Agreement to the Effective Time, Parent and the Company shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request. No investigation made at any time by or on behalf of either the Company or Parent and Merger Sub shall affect the representations and warranties of the parties hereto.

     (b) The parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement dated April 30, 1999 (the "Confidentiality Agreement") between the Company and Parent.

     SECTION 6.04. No Solicitation of Transactions. (a) The Company will not, directly or indirectly, and will instruct its officers, directors, employees, subsidiaries, agents or advisors or other representatives (including, without limitation, any investment banker, attorney or accountant retained by it), not to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be

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

expected to lead to, any Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any Person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or recommend any Competing Transaction, or authorize or permit any of the officers, directors or employees of such party or any of its subsidiaries, or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's subsidiaries, to take any such action.

     (b) A "Competing Transaction" means any of the following involving the Company (other than the Merger and the other transactions contemplated by this Agreement): (i) a merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, transfer or other disposition of 15% or more of the assets of the Company and the Company Subsidiaries, taken as a whole; (iii) a tender offer or exchange offer for 15% or more of the outstanding voting securities of the Company; or (iv) any solicitation in opposition to the approval by the Company's stockholders of this Agreement.

     SECTION 6.05. Employee Benefits Matters. From and after the Effective Time, Parent shall, or shall cause the Surviving Corporation to, honor in accordance with their terms all Company Benefit Plans, and all other contracts, arrangements and commitments that apply to employees of the Company and the Company Subsidiaries. All service credited to each employee by the Company and the Company Subsidiaries shall be recognized by Parent or the Surviving Corporation, as the case may be, for purposes of eligibility and vesting (but not for benefit accruals); provided, however, that such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit. In addition, with respect to any welfare benefit plan established or maintained by Parent or the Surviving Corporation for the benefit of employees of the Company or any Company Subsidiary, Parent shall, or shall cause the Surviving Corporation to, waive any preexisting condition exclusions and provide that any covered expenses incurred on or before the Effective Time in respect of the current plan year by any employee of the Company or any Company Subsidiary (or any covered dependent of any employee) shall be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions after the Effective Time in respect of such current plan year.

     SECTION 6.06. Directors' and Officers' Indemnification and Insurance. (a) From and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless, each present and former director or officer of the Company and each Company Subsidiary and each such Person who served at the request of the Company or any Company Subsidiary as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacities as officers or directors, in each case occurring before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation, (i) the Surviving Corporation shall pay the fees and expenses of counsel selected by any Indemnified Party, which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and otherwise upon request by the Indemnified Party advance to the Indemnified Party documented expenses incurred (unless the Surviving Corporation shall elect to defend such action and the Surviving Corporation shall not have a conflicting interest with the Indemnified Parties in the outcome of such action) and (ii) the Surviving Corporation shall cooperate in the defense of any such matter; provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed), and provided further that the Surviving Corporation shall not be obligated pursuant to this Section 6.06(a) to pay the fees and expenses of more than one counsel (and one local counsel to the extent such local counsel is necessary) for all Indemnified Parties in any single action except to the extent that two or more of such Indemnified Parties shall have conflicting interests in the

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outcome of such action. Any Indemnified Party wishing to claim indemnification under this Section 6.01(a), upon having knowledge of such claim, shall notify the Surviving Corporation; provided, however, that the failure to notify the Surviving Corporation shall not relieve the Surviving Corporation from any liability that either may have under this Section 6.06(a) except to the extent such failure materially prejudices either of them. Parent will pay all expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Party in successfully enforcing the indemnity or other obligations of Parent under this Section 6.06. The rights under this Section 6.06 are in addition to the rights that an Indemnified Party may have under the certificate of incorporation, bylaws or other organizational documents of the Company or any Company Subsidiary or Delaware Law.

     (b) For a period of six years after the Effective Time, the Surviving Corporation shall maintain in effect the current directors' and officers' liability insurance policies maintained by the Company (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous) with respect to claims arising from facts or events that occurred prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 6.06(b) more than an amount per year equal to 200% of current annual premiums paid by the Company for such insurance (which premiums the Company represents and warrants to be approximately $67,025 per year in the aggregate).

     (c) If and to the extent that the Surviving Corporation has not performed its obligations under this Section 6.06, and Parent has received notice of such nonperformance, then fifteen (15) days after receipt of such notice, Parent shall be directly obligated to perform, and shall be responsible for, the obligations of Surviving Corporation under this Section 6.06.

     SECTION 6.07. Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

     SECTION 6.08. Affiliates. Prior to the Effective Time, the Company shall deliver to Parent a list of names and addresses of those Persons who are, in the Company's reasonable judgment, on such date, affiliates (within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act (each such Person being an "Affiliate") of the Company. The Company shall provide Parent with such information and documents as Parent shall reasonably request for purposes of reviewing such list. The Company shall use its reasonable best efforts to deliver or cause to be delivered to Parent, prior to the Effective Time, an affiliate letter in the form attached hereto as Exhibit 6.08, executed by each of the Affiliates of the Company identified in the foregoing list and any Person who shall, to the knowledge of the Company, have become an Affiliate of the Company subsequent to the delivery of such list.

     SECTION 6.09. Further Action; Consents; Filings. (a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall (i) use its reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement, (ii) use its reasonable efforts to obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement required under (A) the Exchange Act and the Securities Act and any other applicable federal or state securities Laws, (B) the HSR Act and (C) any other applicable Law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, Parent shall not be required to sell, license, waive any rights in or to, or otherwise dispose of or hold separate or in trust any part of the assets

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or business of the Company or the Company Subsidiaries or any part of the assets or business of Parent or any of its Affiliates or otherwise enter into any type of agreement or arrangement, including, without limitation, a consent decree, with any Governmental Entity.

     (b) Parent and the Company shall file within five business days after the date of this Agreement notifications under the HSR Act and shall respond as promptly as practicable to all inquiries or requests received from the Federal Trade Commission or the Antitrust Division of the Department of Justice for additional information or documentation and shall respond as promptly as practicable to all inquiries and requests received from any State Attorney General or other Governmental Entity in connection with antitrust matters. The parties shall cooperate with each other in connection with the making of all such filings or responses, including providing copies of all such documents to the other party and its advisors prior to filing or responding.

     SECTION 6.10. Plan of Reorganization. (a) This Agreement is intended to constitute a "plan of reorganization" within the meaning of section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party hereto shall use its best efforts to cause the Merger to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Merger from qualifying, as a reorganization under the provisions of section 368(a) of the Code. Following the Effective Time, neither the Surviving Corporation, Parent nor any of their affiliates shall knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could cause the Merger to fail to qualify as a reorganization under section 368(a) of the Code.

     (b) As of the date hereof, to the Company's knowledge there is no reason
(i) why the Company would not be able to deliver to the Company's counsel or Parent's counsel, at the date of the legal opinions referred to below, representation letters substantially in the form of Exhibit 6.10(b) hereto, to enable such firms to deliver the legal opinions contemplated by Sections 7.02(d) and 7.03(c) or (ii) why the Company's counsel or Parent's counsel would not be able to deliver the opinions required by Sections 7.02(d) and 7.03(c).

     (c) As of the date hereof, to Parent's knowledge there is no reason (i) why Parent would not be able to deliver to the Company's counsel or Parent's counsel, at the date of the legal opinions referred to below, representation letters substantially in the form of Exhibit 6.10(c) hereto, to enable such firms to deliver the legal opinions contemplated by Sections 7.02(d) and 7.03(c) or (ii) why the Company's counsel or Parent's counsel would not be able to deliver the opinions required by Sections 7.02(d) and 7.03(c).

     SECTION 6.11. Public Announcements. The initial press release relating to this Agreement shall be a joint press release the text of which will be agreed to by each of Parent and the Company. The parties hereto agree to cooperate with each other to develop a joint communication plan and each party shall (i) use their reasonable best efforts to ensure that any press release or other public statement with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement is consistent with such joint communication plan and (ii) unless otherwise required by applicable Law or the requirements of the NASD, not to issue any press release or otherwise making any public statements with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement without the prior written consent of the other parties.

     SECTION 6.12. Letters of Accountants. The Company shall use its best efforts to cause to be delivered to Parent "comfort" letters of Deloitte & Touche LLP, the Company's independent public accountants, dated and delivered the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Parent, in form and substance reasonably satisfactory to Parent and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

                                      A-27
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     SECTION 6.13.  NASD/NMS Quotation.  Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in the Merger to be authorized for quotation on the NASDAQ/NMS prior to the Effective Time, subject to official notice of issuance.

                                  ARTICLE VII

                            CONDITIONS TO THE MERGER

     SECTION 7.01. Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

          (a) the Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated by the SEC;

          (b) this Agreement and the Merger shall have been approved and adopted by the requisite affirmative vote of the stockholders of the Company in accordance with the DGCL and the Company's Certificate of Incorporation and By-laws;

          (c) the Parent Stock Issuance shall have been approved by the requisite affirmative vote or written consent of the stockholders of Parent in accordance with the rules of the NASD, the Florida Business Corporation Act, and Parent's Certificate of Incorporation and By-laws;

          (d) no Governmental Entity or court of competent jurisdiction located or having jurisdiction in the United States shall have enacted, issued, promulgated, enforced or entered any Law, judgment, decree, executive order or award (an "Order") which is then in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger;

          (e) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

          (f) the shares of Parent Common Stock to be issued in the Merger shall have been authorized for quotation on NASDAQ/NMS, subject to official notice of issuance; and

          (g) the merger contemplated by the PSH Merger Agreement shall have been consummated in accordance with the terms of that agreement.

     SECTION 7.02. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

          (a) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Effective Time as though made on and as of the Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 7.02(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to such effect;

          (b) the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect;

          (c) all consents, approvals and authorizations legally required to be obtained to consummate the Merger shall have been obtained from and made with all Governmental Entities, except for such consents, approvals and authorizations the failure of which would not prevent or delay the consummation of the Merger or any other material transaction contemplated by this Agreement; and

          (d) Parent shall have received the opinion of Shearman & Sterling, counsel to Parent, based upon representations of Parent, Merger Sub and the Company and normal assumptions, to the effect that the Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of section 368(a) of the Code and that each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of section 368(b) of the Code, dated on or about the date that is two business days prior to the Effective Time, which opinion shall not have been withdrawn or modified in any material respect. The issuance of such opinion shall be conditioned on receipt by Shearman & Sterling of representation letters from each of Parent and the Company, as contemplated in Section 6.10 of this Agreement. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect as of the Effective Time.

     SECTION 7.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

          (a) each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 7.03(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to such effect;

          (b) Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect; and

          (c) the Company shall have received the opinion of Drinker, Biddle & Reath L.L.P., counsel to the Company, based upon representations of Parent, Merger Sub and the Company, and normal assumptions, to the effect that the Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of section 368(a) of the Code and that each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of section 368(b) of the Code, dated on or about the date that is two business days prior to the Effective Time, which opinion shall not have been withdrawn or modified in any material respect. The issuance of such opinion shall be conditioned on receipt by Drinker, Biddle & Reath L.L.P. of representation letters from each of Parent and the Company, as contemplated in Section 6.10 of this Agreement. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect as of the Effective Time.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

     SECTION 8.01. Termination. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time,

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

notwithstanding any requisite stockholder approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

          (a) by mutual written consent duly authorized by the Boards of Directors of each of Parent and the Company;

          (b) by either Parent or the Company, if the Effective Time shall not have occurred on or before December 15, 1999; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur;

          (c) by either Parent or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently restraining or enjoining or otherwise prohibiting the Merger or any of the transactions contemplated by this Agreement and such Order shall be final and nonappealable;

          (d) by either Parent or the Company, if this Agreement and the Merger shall fail to receive the requisite vote for approval at the Company Stockholders' Meeting;

          (e) by either Parent or the Company if the approval of the Parent Stock Issuance shall fail to receive the requisite vote for approval at the Parent Stockholders' Meeting or shall otherwise have not been approved by written consent of the stockholders of Parent;

          (f) by Parent upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 7.02(a) or
     Section 7.02(b) would not be satisfied ("Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable efforts and for so long as the Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this Section 8.01(f); or

          (g) by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Parent and Merger Sub set forth in this Agreement, or if any representation or warranty of Parent and Merger Sub shall have become untrue, in either case such that the conditions set forth in Section 7.03(a) or Section 7.03(b) would not be satisfied ("Terminating Parent Breach"); provided, however, that, if such Terminating Parent Breach is curable by Parent and Merger Sub through the exercise of their respective reasonable efforts and for so long as Parent and Merger Sub continue to exercise such reasonable efforts, the Company may not terminate this Agreement under this Section 8.01(g).

     SECTION 8.02. Effect of Termination. Except as provided in Section 9.01, in the event of termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, subject to the remedies of Parent set forth in Section 8.05, provided, however, that nothing herein shall relieve any party from liability for the wilful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after the approval of this Agreement and the Merger by the stockholders of the Company, no amendment shall be made unless permitted by applicable Law (including, without limitation, Section 251(d) of the DGCL) which would reduce the amount or change the type of consideration into which each Share shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 8.04. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained herein or in any document

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

delivered pursuant hereto, and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     SECTION 8.05. Expenses. (a) Except as set forth in this Section 8.05, all Expenses (as defined below) incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger or any other transaction is consummated, except that the Company and Parent each shall pay one-half of all Expenses relating to printing, filing and mailing the Registration Statement, the Proxy Statement, and the Schedule 13E-3, if any, and all SEC and other regulatory filing fees incurred in connection with the Registration Statement, the Proxy Statement, and the Schedule 13E-3, if any. "Expenses" as used in this Agreement shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Registration Statement, the Proxy Statement and the Schedule 13E-3, if any, the solicitation of stockholder approvals, the filing of any required notices under the HSR Act or other similar regulations and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement.

     (b) The Company agrees that, if Parent shall terminate this Agreement pursuant to Section 8.01(f) then the Company shall pay to Parent all of Parent's Expenses.

     (c) Parent agrees that, if the Company shall terminate this Agreement pursuant to Section 8.01(g) then Parent shall pay to the Company all of the Company's Expenses.

     (d) Parent and the Company agree that the payments provided for in Sections 8.05(b) and (c) shall be the sole and exclusive remedies of Parent upon a termination of this Agreement pursuant to Sections 8.01(f) and (g), as the case may be, and such remedy shall be limited to the sums stipulated in Sections 8.05(b) and (c); provided, however, that nothing herein shall relieve any party from liability for the wilful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     (e) Any payment required to be made pursuant to Section 8.05(b) or (c) shall be made to the party entitled to receive such payment not later than two business days after delivery to the other party of notice of demand for payment and an itemization setting forth in reasonable detail all Expenses of the party entitled to receive payment (which itemization may be supplemented and updated from time to time by such party until the 60th day after such party delivers such notice of demand for payment), and shall be made by wire transfer of immediately available funds to an account designated by the party entitled to receive payment in the notice of demand for payment delivered pursuant to this
Section 8.05(e).

     (f) In the event that the Company or Parent, as the case may be, shall fail to pay any Expenses when due, the term "Expenses" shall be deemed to include the costs and expenses actually incurred or accrued by the other (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.05, together with interest on such unpaid Expenses, commencing on the date that such Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in The City of New York, as such bank's Prime Rate plus 2.00%.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.01.  Non-Survival of Representations, Warranties and
Agreements. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.01, as the case may be, except (i) that the agreements set forth in Articles I and II and Sections 6.03(b), 6.05,

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

6.06, 6.07, 6.10, 8.02, 8.05 and this Article IX shall survive the Effective Time or the termination of this Agreement, as the case may be, for the respective periods set forth in such sections or, if no period is specified, indefinitely, and (ii) the agreements set forth in Sections 5.01, 5.02, 6.01, 6.02, 6.03(a), 6.09 and 6.13 and the representations and warranties set forth in
Article III and Article IV shall remain in effect until the termination of the PSH Merger Agreement or the consummation of the merger contemplated by the PSH Merger Agreement (and in connection therewith, all references to the Effective Time contained in Section 5.01 shall thereafter be deemed to be references to the PSH Effective Time (as defined in the PSH Merger Agreement)).

     SECTION 9.02. Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by reputable overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

     if to Parent or Merger Sub:

        International Speedway Corporation
        1801 W. International Speedway Blvd.
        Daytona Beach, FL 32114
        Facsimile No.: (904) 947-6884
        Attention: W. Garret Crotty, Esq.

     with a copy to:

        Shearman & Sterling
        599 Lexington Avenue
        New York, New York 10022
        Facsimile No.: (212) 848-7179
        Attention: John A. Marzulli, Jr., Esq.

     if to the Company:

        Penske Motorsports, Inc.
        13400 West Outer Drive
        Detroit, MI 48239-4001
        Facsimile No.: (313) 592-7332
        Attention: Roger S. Penske and
                   Robert H. Kurnick, Jr., Esq.

     with a copy to:

        Honigman, Miller, Schwartz and Cohn
        2290 First National Bldg.
        660 Woodward Avenue
        Detroit, MI 48226-3583
        Facsimile No.: (313) 465-7381
        Attention: David Foltyn, Esq.

        Morris, Nichols, Arsht & Tunnell
        1201 N. Market Street, 18th Floor
        Wilmington, DE 19801
        Facsimile No.: (302) 658-3989
        Attention: A. Gilchrist Sparks, III, Esq. and
                   Andrew M. Johnston, Esq.

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

     SECTION 9.03. Certain Definitions. For purposes of this Agreement, the term:

          (a) "affiliate" of a specified Person means a Person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such specified Person;

          (b) "beneficial owner" with respect to any shares means a Person who shall be deemed to be the beneficial owner of such shares (i) which such Person or any of its affiliates or associates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such Person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding, or (iii) which are beneficially owned, directly or indirectly, by any other Persons with whom such Person or any of its affiliates or associates or Person with whom such Person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares;

          (c) "business day" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in The City of New York;

          (d) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

          (e) "knowledge" means, with respect to any matter in question, that the officers of the Company and each Company Subsidiary or Parent, as the case may be, have knowledge of such matter;

          (f) "Person" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government; and

          (g) "subsidiary" or "subsidiaries" of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 40% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     SECTION 9.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

     SECTION 9.05. Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Article II and Section 6.06 (collectively, the "Third Party Provisions"), nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties

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

hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third Party Provisions may be enforced by the beneficiaries thereof. Subject to Section 6.06, Parent shall reimburse all expenses, including reasonable attorneys' fees, that are incurred by any Person who prevails in any litigation or other proceeding required to enforce the obligations of the Surviving Corporation and Parent under the Third Party Provisions.

     SECTION 9.06. Incorporation of Exhibits; Disclosure Schedules. The Company Disclosure Schedule, the Parent Disclosure Schedule and all Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein. Each section of the Company Disclosure Schedule and the Parent Disclosure Schedule qualifies the corresponding numbered representation and warranty or covenant to the extent specified therein.

     SECTION 9.07. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 9.08. Governing Law; Forum. Except to the extent that provisions hereof with regard to the Merger relate to the internal affairs of the Company or Merger Sub and therefore are governed by the DGCL, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. All actions and proceedings arising out of or relating to this Agreement may be heard and determined in any State or federal court of competent jurisdiction located in the County of New York, State of New York. In connection with the foregoing, each of the parties to this Agreement irrevocably (i) consents to submit itself to the personal jurisdiction of the State and federal courts of competent jurisdiction located in the County of New York, State of New York, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) hereby consents to service of process pursuant to the notice provisions set forth in Section 9.02.

     SECTION 9.09. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.10. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 9.11. Entire Agreement. This Agreement (including the Exhibits, the Company Disclosure Schedule and the Parent Disclosure Schedule), the Confidentiality Agreement and the Parent Stockholders' Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

     SECTION 9.12. Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

            [The Remainder of This Page is Intentionally Left Blank]

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     IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          INTERNATIONAL SPEEDWAY CORPORATION

                                          By: /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                              Name: William C. France
                                              Title:   Chairman and Chief
                                                      Executive Officer

                                          88 CORP.

                                          By: /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                              Name: William C. France
                                              Title:   Chief Executive Officer

                                          PENSKE MOTORSPORTS, INC.

                                          By: /s/ ROGER S. PENSKE
                                            ------------------------------------
                                              Name: Roger S. Penske
                                              Title:   Chairman

                                                                         ANNEX B
                                                                  CONFORMED COPY

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                      INTERNATIONAL SPEEDWAY CORPORATION,

                           PENSKE PERFORMANCE, INC.,

                                   PSH CORP.

                                      AND

                              PENSKE CORPORATION,

                            DATED AS OF MAY 10, 1999

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
                                    ARTICLE I

                                 THE PSH MERGER
SECTION 1.01.  The PSH Merger..............................................   B-1
SECTION 1.02.  PSH Effective Time; PSH Closing.............................   B-1
SECTION 1.03.  Effect of the PSH Merger....................................   B-2
SECTION 1.04.  Certificate of Incorporation; By-laws.......................   B-2
SECTION 1.05.  Directors and Officers......................................   B-2
SECTION 1.06.  Conversion of Shares........................................   B-2
SECTION 1.07.  Exchange of Certificates; Delivery of Cash Consideration....   B-3
SECTION 1.08.  Conditions to the Closing...................................   B-3

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF PSH AND PERFORMANCE
SECTION 2.01.  Incorporation; Authority Relative to This Agreement.........   B-5
SECTION 2.02.  No Conflict.................................................   B-5
SECTION 2.03.  Capitalization..............................................   B-5
SECTION 2.04.  Vote Required...............................................   B-5
SECTION 2.05.  State Takeover Statutes.....................................   B-5
SECTION 2.06.  Accounting and Tax Matters..................................   B-6
SECTION 2.07.  Investment Purpose..........................................   B-6
SECTION 2.08.  Operations of PSH...........................................   B-6
SECTION 2.09.  The Company Shares..........................................   B-6
SECTION 2.10.  Taxes.......................................................   B-6
SECTION 2.11.  Brokers.....................................................   B-6

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT
SECTION 3.01.  Authority Relative to This Agreement........................   B-7
SECTION 3.02.  No Conflict.................................................   B-7
SECTION 3.03.  Parent Common Stock to Be Issued in the PSH Merger..........   B-7
SECTION 3.04.  Vote Required...............................................   B-7
SECTION 3.05.  State Takeover Statutes.....................................   B-7
SECTION 3.06.  Accounting and Tax Matters..................................   B-8
SECTION 3.07.  Brokers.....................................................   B-8

                                   ARTICLE IV

                                    COVENANTS
SECTION 4.01.  No Disposition or Encumbrance of the Company Shares.........   B-8
SECTION 4.02.  No Solicitation of Transactions.............................   B-8
SECTION 4.03.  Regulatory and Other Authorizations; Notices and Consents...   B-8
SECTION 4.04.  Obligations of PSH..........................................   B-9
SECTION 4.05.  Parent Board Representation.................................   B-9
SECTION 4.06.  Plan of Reorganization......................................   B-9
SECTION 4.07.  Tax Indemnification.........................................   B-9
SECTION 4.08.  General Indemnification.....................................  B-10

                                                                             PAGE
                                                                             ----
SECTION 4.09.  Registration of Shares......................................  B-10
SECTION 4.10.  Registration Rights.........................................  B-10
SECTION 4.11.  Survival of Representations and Warranties..................  B-10
SECTION 4.12.  Trademark Agreement.........................................  B-10
SECTION 4.13.  Waiver of PSH Rights........................................  B-10
SECTION 4.14.  Keep-Well Agreement.........................................  B-10
SECTION 4.15.  Minimum Net Worth of Performance............................  B-10
SECTION 4.16.  Access to Employees.........................................  B-11

                                    ARTICLE V

                           VOTING AGREEMENT AND PROXY
SECTION 5.01.  Voting Agreement............................................  B-11
SECTION 5.02.  Irrevocable Proxy...........................................  B-11

                                   ARTICLE VI

                                   TERMINATION
SECTION 6.01.  Termination.................................................  B-12
SECTION 6.02.  Effect of Termination.......................................  B-12

                                   ARTICLE VII

                                  MISCELLANEOUS
SECTION 7.01.  Notices.....................................................  B-12
SECTION 7.02.  Severability................................................  B-13
SECTION 7.03.  Assignment; Binding Effect; Benefit.........................  B-13
SECTION 7.04.  Specific Performance........................................  B-13
SECTION 7.05.  Governing Law; Forum........................................  B-14
SECTION 7.06.  Headings....................................................  B-14
SECTION 7.07.  Counterparts................................................  B-14
SECTION 7.08.  Further Assurances..........................................  B-14
SECTION 7.09.  Entire Agreement; Amendment; Waiver.........................  B-14
SECTION 7.10.  Public Announcements........................................  B-14
SECTION 7.11.  Waiver of Jury Trial........................................  B-14

                                     EXHIBITS

EXHIBIT 4.06(b)  FORM OF PSH CORP. REPRESENTATION LETTER
EXHIBIT 4.06(c)  FORM OF INTERNATIONAL SPEEDWAY CORPORATION REPRESENTATION
                   LETTER
EXHIBIT 4.10     FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT 4.12     FORM OF TRADEMARK AGREEMENT
EXHIBIT 4.14     FORM OF KEEPWELL AGREEMENT

     MERGER AGREEMENT, dated as of May 10, 1999 (this "Agreement"), by and among International Speedway Corporation, a corporation organized under the laws of the State of Florida ("Parent"), Penske Performance, Inc., a corporation organized under the laws of the State of Delaware ("Performance"), PSH Corp., a corporation organized under the laws of the State of Delaware ("PSH", Performance and PSH together being the "PSH Parties") and solely for the purposes of Section 4.14, Penske Corporation, a corporation organized under the laws of the State of Delaware ("Performance Stockholder").

     WHEREAS, Parent and 88 Corp., a corporation organized under the laws of the State of Delaware ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed thereto in the Merger Agreement), with Penske Motorsports, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), which provides, upon the terms and subject to the conditions set forth therein, for the merger of the Company with and into Merger Sub (the "Merger");

     WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Florida Business Corporation Act (the "FBCA"), PSH will merge with and into Parent (the "PSH Merger");

     WHEREAS, (i) the Board of Directors and stockholders of PSH have determined that the PSH Merger is fair to, and in the best interests of, PSH and its stockholders and has approved and adopted this Agreement, the PSH Merger and the other transactions contemplated by this Agreement and (ii) the Board of Directors of PSH has declared the advisability of this Agreement and the PSH Merger and recommended the approval of this Agreement and the PSH Merger by the stockholders of PSH;

     WHEREAS, the Board of Directors of Parent has (i) determined that the PSH Merger is in the best interests of Parent and its stockholders and has approved and adopted this Agreement, the PSH Merger and the other transactions contemplated by this Agreement in the manner required by the FBCA and (ii) has recommended that the stockholders of Parent vote to approve (A) the issuance of shares of Class A common stock, par value $.01 per share, of Parent ("Parent Common Stock") and (B) the amendment of Parent's Certificate of Incorporation to increase the maximum size of Parent's Board to eighteen members;

     WHEREAS, for federal income tax purposes, the PSH Merger is intended to qualify as a reorganization under the provisions of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent and Merger Sub have required that each of the PSH Parties agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each of the PSH Parties has agreed, to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                 THE PSH MERGER

     SECTION 1.01. The PSH Merger. Upon the terms and subject to the conditions set forth in Section 1.08, and in accordance with the DGCL and the FBCA, at the PSH Effective Time (as defined below in Section 1.02), PSH will be merged with and into Parent. As a result of the PSH Merger, the separate corporate existence of PSH shall cease and Parent shall continue as the surviving corporation of the PSH Merger (the "PSH Surviving Corporation").

     SECTION 1.02. PSH Effective Time; PSH Closing. As promptly as practicable and in no event later than the fifth business day following satisfaction or waiver of the conditions set forth in Section 1.08 of this Agreement and Article VII of the Merger Agreement except those conditions that by their nature are to be satisfied as of the PSH Effective Time or the Effective Time, as the case may be (or such other date as may be agreed in writing by the parties hereto), and, in any event, no later than immediately prior to the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of Delaware, Parent and PSH shall cause the PSH Merger to be consummated by filing this Agreement or a certificate of merger with the Secretary of State of the State of Delaware and articles of merger with the Department of State of the State of Florida (the "PSH Certificates of Merger") in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and the FBCA (the date and time of such filings being the "PSH Effective Time"). Immediately prior to the filing of the PSH Certificates of Merger, a closing will be held at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (or such other place as the parties may agree). Notwithstanding anything to the contrary contained in this Agreement, if the Merger Agreement is terminated pursuant to Article VIII thereof, the PSH Merger shall be consummated in the manner set forth herein within five business days after the satisfaction of the conditions set forth in
Section 1.08.

     SECTION 1.03. Effect of the PSH Merger. At the PSH Effective Time, the effect of the PSH Merger shall be as provided in the applicable provisions of the DGCL and the FBCA. Without limiting the generality of the foregoing, and subject thereto, at the PSH Effective Time, all the property, rights, privileges, powers and franchises of PSH and Parent shall vest in the PSH Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of PSH and Parent shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the PSH Surviving Corporation.

     SECTION 1.04. Certificate of Incorporation; By-laws. At the PSH Effective Time, the Certificate of Incorporation of Parent, as in effect immediately prior to the PSH Effective Time, shall be the Certificate of Incorporation of the PSH Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation. At the PSH Effective Time, the By-laws of Parent, as in effect immediately prior to the PSH Effective Time, shall be the By-laws of the PSH Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation of the PSH Surviving Corporation and such By-laws.

     SECTION 1.05. Directors and Officers. The directors and officers of Parent immediately prior to the PSH Effective Time shall be the initial directors and officers of the PSH Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the PSH Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

     SECTION 1.06. Conversion of Shares. At the PSH Effective Time, by virtue of the PSH Merger and without any action on the part of Parent, PSH or the holders of any of the following securities:

          (a) each share of common stock, par value $.01 per share, of PSH ("PSH Common Stock") issued and outstanding immediately prior to the PSH Effective Time (other than any shares of PSH Common Stock to be canceled pursuant to Section 1.06(b)) shall be canceled, together with all rights in respect thereto, and shall be converted into the right to receive a net amount of $116,156.95 in cash, without interest (the "PSH Cash Amount"), and a fraction (the "PSH Exchange Ratio") of a share of Parent Common Stock equal to the quotient (calculated to the nearest 0.0001) of $271,032.88 divided by the Average Parent Common Stock Price (as defined below); provided that the PSH Exchange Ratio shall not exceed 6,521.092 or be less than 5,071.960; provided, however, that, if the First Exchange Ratio, the Second Exchange Ratio or the Per Share Amount is adjusted pursuant to
     Section 2.01(g) of the Merger Agreement, then the PSH Cash Amount and the PSH Exchange Ratio shall be adjusted accordingly; and provided further that, if the Merger Agreement is amended to adjust the amount of consideration payable to the stockholders of the Company in the Merger, then the consideration paid under this Section 1.08(a) shall be adjusted accordingly.

          For purposes of this Agreement, "Average Parent Common Stock Price" shall mean the volume weighted average (calculated to the nearest 0.0001) of the volume weighted average prices per share of Parent Common Stock (calculated to the nearest 0.0001), as quoted on the National Association of Securities Dealers Automatic Quotation -- National Market System ("NASDAQ/NMS") and reported on the Bloomberg Market Terminal (or such other source as the parties shall agree in writing), for the 20 consecutive NASDAQ/NMS trading days immediately preceding and including the second trading day immediately prior to the date of the PSH Effective Time;

          (b) each share of PSH Common Stock held in the treasury of PSH or owned directly by Parent immediately prior to the PSH Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto; and

          (c) (i) each share of Parent Common Stock issued and outstanding immediately prior to the PSH Effective Time shall remain issued and outstanding as one validly issued, fully paid and nonassessable share of Parent Common Stock, and (ii) each share of Class B common stock, par value $.01 per share, of Parent issued and outstanding immediately prior to the PSH Effective Time shall remain issued and outstanding as one validly issued, fully paid and nonassessable share of Class B common stock, par value $.01 per share, of the Surviving Corporation.

     SECTION 1.07.  Exchange of Certificates; Delivery of Cash
Consideration. At the PSH Effective Time, (i) Parent shall deliver to the registered holders of shares of PSH Common Stock to be converted pursuant to
Section 1.06(a) (A) certificates representing the shares of Parent Common Stock issuable pursuant to Section 1.06(a) and (B) the cash payable pursuant to
Section 1.06(a) by wire transfer in immediately available funds to an account or accounts designated in writing by such holders, and (ii) such holders shall deliver to Parent (A) certificates representing the shares of PSH Common Stock to be so converted and (B) a receipt for the shares of Parent Common Stock and cash received pursuant to this Section 1.07.

     SECTION 1.08. Conditions to the Closing. (a) The obligations of Parent and PSH to consummate the PSH Merger shall be subject to the satisfaction of each of the following conditions:

          (i) no court, arbitrator or governmental body, agency or official located or having jurisdiction in the United States shall have enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect and has the effect of making the PSH Merger illegal or otherwise prohibiting the consummation of the PSH Merger;

          (ii) any waiting period applicable to the consummation of the PSH Merger under the HSR Act shall have expired or been terminated;

          (iii) the issuance of Parent Common Stock contemplated by Section 1.06(a) and the amendment of Parent's Certificate of Incorporation to increase the maximum size of Parent's Board to eighteen members shall have been approved by the requisite affirmative vote or written consent of the stockholders of Parent in accordance with the rules of the NASD, the FBCA, and Parent's Certificate of Incorporation and By-laws; and

          (iv) the Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated by the SEC and the prospectus contained within the Proxy Statement shall have been delivered to Performance.

     (b) The obligations of PSH to consummate the PSH Merger shall also be subject to the satisfaction of the following additional conditions:

          (i) each of the representations and warranties of Parent contained in this Agreement and of the Parent and Merger Sub contained in the Merger Agreement shall be true and correct in all material respects as of the PSH Effective Time as though made on and as of the PSH Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 1.08(b)(i) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and PSH shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to such effect;

          (ii) Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement and Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement, in each case, to be performed or complied with by each of them on or prior to the PSH Effective Time, and PSH shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to such effect; and

          (iii) PSH shall have received the opinion of Drinker, Biddle & Reath L.L.P., counsel to PSH, based upon representations of Parent and PSH and normal assumptions, to the effect that the PSH Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of section 368(a) of the Code and that each of Parent and PSH will be a party to the reorganization within the meaning of section 368(b) of the Code, dated on or about the date that is two business days prior to the PSH Effective Time, which opinion shall not have been withdrawn or modified in any material respect. The issuance of such opinion shall be conditioned on receipt by Drinker, Biddle & Reath L.L.P. of representation letters from each of Parent and PSH, as contemplated in Section 4.06 of this Agreement. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect as of the PSH Effective Time.

     (c) The obligations of Parent to consummate the PSH Merger are subject to the satisfaction of the following additional conditions:

          (i) each of the representations and warranties of PSH contained in this Agreement and of the Company contained in the Merger Agreement shall be true and correct in all material respects as of the PSH Effective Time, as though made on and as of the PSH Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 1.08(c)(i) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of PSH and the Company, as the case may be, to such effect;

          (ii) PSH shall have performed or complied in all material respects with all agreements and covenants required by this Agreement and the Company shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement, in each case, to be performed or complied with by each of them on or prior to the PSH Effective Time, and PSH shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of PSH and the Company to such effect; and

          (iii) Parent shall have received the opinion of Shearman & Sterling, counsel to Parent, based upon representations of Parent and PSH and normal assumptions, to the effect that the PSH Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of section 368(a) of the Code and that each of Parent and PSH will be a party to the reorganization within the meaning of section 368(b) of the Code, dated on or about the date that is two business days prior to the PSH Effective Time, which opinion shall not have been withdrawn or modified in any material respect. The issuance of such opinion shall be conditioned on receipt by Shearman & Sterling of representation letters from each of Parent and PSH, as contemplated in Section 4.06 of this Agreement. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect as of the PSH Effective Time.

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF PSH AND PERFORMANCE

     The PSH Parties hereby, jointly and severally, represent and warrant to Parent as follows:

     SECTION 2.01. Incorporation; Authority Relative to This Agreement. Each of the PSH Parties is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the PSH Parties has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the PSH Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by each of the PSH Parties and the consummation of the PSH Merger and the other transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by each of the PSH Parties and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of each of the PSH Parties, enforceable against each of them in accordance with its terms.

     SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by each of the PSH Parties do not, and the performance of this Agreement by each of the PSH Parties will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of either PSH Party, (ii) conflict with or violate any Law applicable to either of the PSH Parties or by which the assets or properties owned by either of the PSH Parties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, charge or other encumbrance on any asset or property owned by either PSH Party pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which either PSH Party is a party or by which any of their assets or properties is bound or affected.

     (b) The execution and delivery of this Agreement by either of the PSH Parties do not, and the performance of this Agreement by each of the PSH Parties will not, require any consent, approval, authorization or permit of, or filing with or notification to Governmental Entity, except the pre-merger notification requirements of the HSR Act.

     SECTION 2.03. Capitalization. The authorized capital stock of PSH consists of 10,000 shares of PSH Common Stock of which 1,007.5 shares are issued and outstanding 806 shares of PSH Common Stock are owned by Performance, free and clear of all Liens, and 201.5 are owned by FII (as defined below in Section 2.04). Except as set forth in Section 2.03 of the Disclosure Schedule to this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of PSH or obligating PSH to issue or sell any shares of capital stock of, or other equity interests in, PSH. Except as set forth in Section 2.03 of the Disclosure Schedule to this Agreement, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the shares of PSH Common Stock owned by Performance.

     SECTION 2.04.  Vote Required.  In accordance with and as required by
Section 228 of the DGCL, Performance and Facility Investments Inc., a corporation organized under the laws of Nevada ("FII"), have each expressed their written consent approving this Agreement, the PSH Merger and the other transactions contemplated by this Agreement and have delivered such consents to PSH, and true and correct copies of such written consents are being delivered to Parent simultaneously with the execution of this Agreement. No other vote or action of the holders of any class or series of capital stock of PSH is necessary to approve this Agreement, the PSH Merger and the other transactions contemplated by this Agreement.

     SECTION 2.05. State Takeover Statutes. The Board of Directors of the Company has taken all action necessary to ensure that the restrictions on business combinations contained in Section 203 of the DGCL, to the extent otherwise applicable, will not apply to the PSH Merger and this Agreement, and the transactions contemplated by this Agreement. To the knowledge of PSH, no other state takeover statute is applicable to the PSH Merger or the other transactions contemplated by this Agreement.

     SECTION 2.06. Accounting and Tax Matters. To the knowledge of each of the PSH Parties, neither PSH nor any of its Affiliates has taken or agreed to take any action that would prevent the PSH Merger from constituting a transaction qualifying under Section 368(a) of the Code. There is no agreement, plan or other circumstance that would prevent the PSH Merger from qualifying under section 368(a) of the Code.

     SECTION 2.07. Investment Purpose. Performance is a sophisticated investor and has had independent legal, financial and technical advice relating to this Agreement and the transactions contemplated hereby. Performance is acquiring ownership of the shares of Parent Common Stock issuable pursuant to Article I for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

     SECTION 2.08. Operations of PSH. PSH is a direct subsidiary of Performance, was formed solely for the purpose of owning shares of Company Common Stock, and except as set forth in Section 2.08 of the Disclosure Schedule to this Agreement has engaged in no other business activities. Except as set forth in Section 2.08 of the Disclosure Schedule hereto, other than the ownership of shares of Company Common Stock, PSH has no other assets, and it has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise).

     SECTION 2.09. The Company Shares. PSH is the record and beneficial owner of 7,801,875 shares of Company Common Stock (the "Company Shares") free and clear of all Liens. The Company Shares are the only shares of capital stock of the Company owned of record or beneficially by PSH. Except as disclosed in
Section 2.09 of the Disclosure schedule to this Agreement, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Company Shares.

     SECTION 2.10. Taxes. (a) (i) All returns and reports in respect of Taxes required to be filed with respect to PSH and any 80% or greater owned subsidiary (including the consolidated federal income tax return which includes PSH and any state tax return that includes PSH or any such subsidiary thereof on a consolidated or combined basis) have been timely filed; (ii) all Taxes required to be shown on such returns and reports or otherwise due have been timely paid;
(iii) all such returns and reports (insofar as they relate to the activities or income of PSH or any such 80% or greater owned subsidiary thereof) are true, correct and complete in all material respects; (iv) no adjustment relating to such returns has been proposed formally or informally by any tax authority; and
(v) from and after December 31, 1995, PSH or any 80% or greater owned subsidiary thereof has been and continues to be a member of the affiliated group (within the meaning of section 1504(a)(1) of the Code) for which the Performance Stockholder files a consolidated return as the common parent, and has not been includible in any other consolidated return for any taxable period for which the statute of limitations has not expired, and none of PSH or any 80% or greater owned subsidiary thereof has been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

     (b) PSH has no and will not have any (A) income reportable for a period ending after the PSH Effective Time but attributable to a transaction (e.g., an installment sale) occurring in or a change in accounting method made for a period ending on or prior to the PSH Effective Time that resulted in a deferred reporting of income from such transaction or from such change in accounting method (other than a deferred intercompany transaction), or (B) deferred gain or loss arising out of any deferred intercompany transaction that occurred prior to the PSH Effective Time.

     SECTION 2.11. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by PSH in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PSH. PSH has no obligation to pay the

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fees and expenses of Merrill, Lynch, Pierce Fenner & Smith ("Merrill") in
connection with the Merger and the other transactions contemplated thereby.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent hereby represents and warrants to the PSH Parties as follows:

     SECTION 3.01. Authority Relative to This Agreement. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the PSH Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation of the PSH Merger and the other transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by each of the PSH Parties, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms.

     SECTION 3.02. No Conflict. (a) The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Parent, (ii) conflict with or violate any Law applicable to Parent or by which the assets or properties owned by Parent are bound or affected, or
(iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, charge or other encumbrance on any asset or property owned by Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which any either of its assets or properties is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences that would not delay or prevent the consummation of the PSH Merger or the other transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity, except the pre-merger notification requirements of the HSR Act.

     SECTION 3.03. Parent Common Stock to Be Issued in the PSH Merger. The shares of Parent Common Stock to be issued pursuant to the PSH Merger will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights created by statute, Parent's Certificate of Incorporation or By-laws or any agreement to which Parent is a party or by which Parent is bound.

     SECTION 3.04. Vote Required. The affirmative vote of a majority of the votes cast with respect to the issuance of Parent Common Stock pursuant to
Section 1.06(a) is required to approve such issuance of shares. The affirmative vote of a majority of the votes cast with respect to the amendment of Parent's Certificate of Incorporation to increase the maximum size of Parent's Board of Directors to eighteen members is required to approve such amendment. No other vote of the stockholders of Parent is required by Law, Parent's Certificate of Incorporation, as amended, or By-laws or otherwise in order for Parent to consummate the PSH Merger and the transactions contemplated hereby.

     SECTION 3.05. State Takeover Statutes. The Board of Directors of Parent has taken all actions necessary to ensure that the restrictions on business combinations contained in Section 607.0901 of the Florida Business Corporation Act, to the extent otherwise applicable, will not apply to the PSH Merger and this Agreement and the transactions contemplated by each of these agreements. To the knowledge of Parent, no other state takeover statute is applicable to the PSH Merger or the other transactions contemplated by this Agreement.

     SECTION 3.06. Accounting and Tax Matters. To the knowledge of Parent, neither Parent nor any of its Affiliates has taken or agreed to take any action that would prevent the PSH Merger from constituting a transaction qualifying under section 368(a) of the Code. To the knowledge of Parent, there is no agreement, plan or other circumstance that would prevent the PSH Merger from qualifying under section 368(a) of the Code.

     SECTION 3.07. Brokers. No broker, finder or investment banker (other than Greenhill & Co., L.L.C. and Salomon Smith Barney) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent. Parent shall be solely responsible for the fees and expenses of Greenhill & Co., L.L.C. and Salomon Smith Barney.

                                   ARTICLE IV

                                   COVENANTS

     SECTION 4.01. No Disposition or Encumbrance of the Company Shares. (a) PSH agrees that, except as contemplated by this Agreement or as agreed to in writing by Parent, PSH shall not sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate, give or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on PSH's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Company Shares (or agree or consent to, or offer to do, any of the foregoing).

     (b) Each of the PSH Parties agrees that, except as contemplated by this Agreement or as agreed to in writing by Parent, no PSH Party shall (i) take any action that would make any representation or warranty of the PSH Parties herein untrue or incorrect in any material respect or have the effect of preventing or disabling the PSH Parties from performing each of their obligations, or (ii) directly or indirectly, initiate, solicit or encourage any person or entity to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

     SECTION 4.02. No Solicitation of Transactions. Each of the PSH Parties agrees that it will not, directly or indirectly, and will instruct its officers, directors, employees, agents or advisors or other representatives, not to, directly or indirectly, solicit, initiate or encourage, or take any other action knowingly to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to stockholders of the Company) that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or recommend any Competing Transaction, or authorize or permit any of the officers, directors or employees of such party or any of its subsidiaries, or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's subsidiaries, to take any such action. Each of the PSH Parties shall notify Parent promptly if any proposal or offer, or any inquiry or contact with any person or entity with respect thereto, regarding a Competing Transaction is made. Each of the PSH Parties shall cease and cause to be terminated all existing discussions or negotiations with any person or entity conducted heretofore with respect to a Competing Transaction.

     SECTION 4.03.  Regulatory and Other Authorizations; Notices and
Consents. Parent and each of the PSH Parties shall use its reasonable efforts to obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by any party hereto in connection with the authorization, execution and delivery of this Agreement and the Merger Agreement and the consummation of the transactions contemplated hereby and thereby and will cooperate fully with each other in promptly seeking to obtain all such authorizations, consents, orders and approvals. Parent and each of the PSH Parties shall, if necessary, file within five business days after the date of this Agreement notifications under the HSR Act and shall respond as promptly as practicable to all inquiries or requests received from the Federal Trade Commission or the Antitrust Division of the Department of

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Justice for additional information or documentation and shall respond as promptly as practicable to all inquiries and requests received from any State Attorney General or other Governmental Entity in connection with antitrust matters. The parties shall cooperate with each other in connection with the making of all such filings or responses, including providing copies of all such documents to the other party and its advisors prior to filing or responding.

     SECTION 4.04. Obligations of PSH. Performance shall take all actions and execute all documents or other instruments necessary or desirable (i) to cause PSH to perform its obligations under this Agreement, and (ii) to cause the consummation of the PSH Merger and the other transactions contemplated by this Agreement.

     SECTION 4.05. Parent Board Representation. Parent shall take all necessary action to cause three individuals designated by Performance to be appointed to the Board of Directors of Parent as of the PSH Effective Time, to serve until the next annual election of directors of Parent. In connection with such election and each successive annual election of directors of Parent, Parent shall take all necessary action to include the designee or designees of Performance hereunder as a nominee or nominees for the Board of Directors of Parent recommended by such Board of Directors for election by Parent's stockholders to the Board; provided, however, that if Performance's total ownership interest in Parent is at any time less than the lesser of (i) (A) the number of shares of Parent Common Stock which are issued to Performance in the PSH Merger less (B) the amount of (x) .01 multiplied by (y) the total amount of the issued and outstanding voting securities of Parent calculated as of such time (such amount being the "Outstanding Share Amount"), and (ii) 7.00% of the Outstanding Share Amount, then Performance shall be entitled to designate only two individuals hereunder; provided further that if Performance's total ownership interest in Parent is at any time less than 5.00% of the Outstanding Share Amount, then Performance shall be entitled to designate only one individual hereunder; and provided further that if Performance's total ownership interest in Parent is at any time less than 2.00% of the Outstanding Share Amount, then Performance's rights under this Section 4.05 shall automatically and without any further action on the part of any of the parties forever terminate and Performance shall no longer be entitled to designate any individuals to serve on the Board of Directors of Parent.

     SECTION 4.06. Plan of Reorganization. (a) This Agreement is intended to constitute a "plan of reorganization" within the meaning of section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the PSH Effective Time, each party hereto shall use its best efforts to cause the PSH Merger to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the PSH Merger from qualifying, as a reorganization under the provisions of section 368(a) of the Code. Following the PSH Effective Time, neither Parent nor any of its Affiliates shall knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could cause the PSH Merger to fail to qualify as a reorganization under section 368(a) of the Code.

     (b) As of the date hereof, to PSH's knowledge there is no reason (i) why PSH would not be able to deliver to PSH's counsel or Parent's counsel, at the date of the legal opinions referred to below, representation letters in the form of Exhibit 4.06(b) hereto, to enable such firms to deliver the legal opinions contemplated by Section 1.08 or (ii) why PSH's counsel or Parent's counsel would not be able to deliver the opinions required by Section 1.08.

     (c) As of the date hereof, to Parent's knowledge there is no reason (i) why Parent would not be able to deliver to PSH's counsel or Parent's counsel, at the date of the legal opinions referred to below, representation letters in the form of Exhibit 4.06(c) hereto, to enable such firms to deliver the legal opinions contemplated by Section 1.08 or (ii) why PSH's counsel or Parent's counsel would not be able to deliver the opinions required by Section 1.08.

     SECTION 4.07. Tax Indemnification. Performance shall indemnify and hold harmless the PSH Surviving Corporation, on an after-tax basis, against the following Taxes and against any loss, damage, liability or expense incurred in contesting or otherwise in connection with any such Taxes: (i) 80% of any

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

and all Taxes imposed on PSH with respect to taxable periods (or portions of taxable periods thereof) of such corporation ending on or before the PSH Effective Time; and (ii) Taxes imposed on any member of any affiliated group (as defined in Section 1504(a)(1) of the Code) with which PSH files or has filed a Tax return on a consolidated or combined basis (other than Taxes attributable to income or gain of PSH). For purposes of this Section 4.07, the "PSH Surviving Corporation" and "Performance," respectively, shall include each member of the affiliated group of corporations of which it is or becomes a member (other than PSH and subsidiaries thereof, except to the extent expressly referenced).

     SECTION 4.08. General Indemnification. Performance shall indemnify and hold Parent and its Affiliates harmless for 80% of any loss, damage, liability or expense suffered by Parent or any Affiliate of Parent arising out of or relating to any breach of a representation or warranty of the PSH Parties set forth in Sections 2.01, 2.02, 2.08, 2.09 and 2.10 (but, with respect to the representations and warranties contained in Sections 2.01 and 2.02, only to the extent such representation or warranty relates to PSH); provided, however, that Performance shall not be required to indemnify anyone hereunder for any loss, damage, liability or expense suffered by Parent that was or is the primary obligation of the Company or was incurred for the primary benefit of the Company and its subsidiaries (it being acknowledged that the fees and expenses of Merrill in connection with the Merger and the transactions contemplated thereby shall be the sole responsibility of the Company); and provided further that Performance shall indemnify and hold harmless Parent for the full amount of any loss, damage, liability or expense suffered by Parent or any Affiliate of Parent arising out of or relating to any breach of any representation or warranty of the PSH Parties set forth in Sections 2.01, 2.02, 2.07 and 2.11 (but, with respect to the representations and warranties contained in Sections 2.01 and 2.02, only to the extent such representation or warranty does not relate to
PSH).

     SECTION 4.09. Registration of Shares. Parent agrees to register under the Registration Statement (as defined in Section 6.01(a) of the Merger Agreement) the shares of Parent Common Stock issuable to Performance in the PSH Merger pursuant to Section 1.06(a).

     SECTION 4.10. Registration Rights. At the PSH Effective Time, Parent and Performance shall enter into a Registration Rights Agreement in the form of
Exhibit 4.10 hereto.

     SECTION 4.11. Survival of Representations and Warranties. The representations and warranties of the PSH Parties contained in Sections 2.03, 2.04, 2.05 and 2.06 shall expire immediately after the PSH Effective Time. The representations and warranties of the PSH Parties contained in Sections 2.01, 2.02, 2.07, 2.08, 2.09, 2.10, and 2.11 shall survive the PSH Merger until the date which is three years after the PSH Effective Time; provided, however, that the representations and warranties herein relating to Tax matters shall survive the PSH Merger until 60 days after the applicable statute of limitations governing such claims.

     SECTION 4.12. Trademark Agreement. At the PSH Effective Time, Parent shall enter into and Performance shall cause Penske System, Inc., a corporation organized under the laws of the State of Delaware, to enter into a Trademark and Tradename Agreement in the form of Exhibit 4.12 hereto.

     SECTION 4.13. Waiver of PSH Rights. On behalf of FII, Parent hereby irrevocably appoints Performance as FII's proxy and attorney to vote and otherwise act with respect to the shares of PSH Common Stock owned by FII with respect to all stockholder actions taken by PSH under or relating to this Agreement.

     SECTION 4.14. Keep-Well Agreement. At the PSH Effective Time, Parent and Performance Stockholder shall enter into a Keep-Well Agreement in the form of
Exhibit 4.14 hereto.

     SECTION 4.15. Minimum Net Worth of Performance. Performance hereby covenants and agrees that, if, at any time, it transfers or otherwise disposes of any of its assets, whether in one or a series of transactions (whether related or otherwise), to any of its Affiliates or associates (as defined in Rule 405 of the Securities Act), such that, after such transaction or transactions, the net worth of Performance is less than an amount equal to $50,000,000, then in connection with such transaction or transactions

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

Performance shall cause such transferee or transferees to assume and cause to be fulfilled all of the obligations of Performance set forth in Sections 4.07 and 4.08.

     SECTION 4.16. Access to Employees. Performance agrees to make available to Parent the employees of Performance and its Affiliates whose testimony or presence is necessary to defend any action or investigation by or before any court, arbitrator or Governmental Authority, including the presence of such persons as witnesses in hearings or trials for such purposes; provided, however, that such investigation shall not unreasonably interfere with the business or operations of Performance or any of its Affiliates and provided further that Parent shall reimburse Performance for any and all costs and expenses including the salary of the employees for the time spent by such employees incurred in complying with this Section 4.16.

                                   ARTICLE V

                           VOTING AGREEMENT AND PROXY

     SECTION 5.01. Voting Agreement. PSH hereby agrees that, from and after the date hereof and until the Merger Agreement shall have been terminated in accordance with Article VIII thereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, PSH will vote (or cause to be voted) the Company Shares owned by it (a) in favor of the approval of the Merger and all the transactions contemplated by the Merger Agreement and this Agreement and otherwise in such manner as may be necessary to consummate the Merger; (b) except as otherwise agreed to in writing in advance by Parent, against any action, proposal, agreement or transaction that would result in a breach of any covenant, obligation, agreement, representation or warranty of the Company contained in the Merger Agreement (whether or not theretofore terminated) or in this Agreement; and (c) against any action, proposal, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) that could result in any of the conditions to the Company's obligations under the Merger Agreement (whether or not theretofore terminated) not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the Merger Agreement (whether or not theretofore terminated), the Merger, the PSH Merger or this Agreement. PSH shall not enter into any agreement or understanding with any person or entity to vote the Company Shares or give instructions in any manner inconsistent with this
Section 5.01. PSH acknowledges receipt and review of a copy of the Merger Agreement.

     SECTION 5.02. Irrevocable Proxy. PSH hereby irrevocably appoints Parent, and each of its officers, as PSH's attorney and proxy pursuant to the provisions of Section 212(c) of the General Corporation Law of the State of Delaware, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Company Shares at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 5.01. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM PSH MAY TRANSFER ANY OF THE COMPANY SHARES IN BREACH OF THIS AGREEMENT. PSH hereby revokes all other proxies and powers of attorney with respect to the Company Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by PSH with respect thereto. All authority herein conferred or agreed to be conferred shall survive the termination of the irrevocable proxy and any obligation of PSH under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of PSH.

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                                   ARTICLE VI

                                  TERMINATION

     SECTION 6.01. Termination. This Agreement may be terminated and the PSH Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the PSH Effective Time, notwithstanding any requisite stockholder approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

          (a) by mutual written consent duly authorized by the Boards of Directors of each of Parent and PSH;

          (b) by either Parent or PSH, if the PSH Effective Time shall not have occurred on or before December 31, 1999; provided, however, that the right to terminate this Agreement under this Section 6.01(b) shall not be available to any party whose failure to fulfill any covenant under this Agreement has been the cause of, or resulted in, the failure of the PSH Effective Time to occur;

          (c) by either Parent or PSH, if any Governmental Entity shall have issued an Order or taken any other action permanently restraining or enjoining or otherwise prohibiting the PSH Merger or any of the transactions contemplated by this Agreement and such Order shall be final and nonappealable;

          (d) by PSH if the approval of the issuance of Parent Common Stock in the PSH Merger pursuant to Section 1.06 shall fail to receive the requisite vote for approval of the stockholders of Parent;

          (e) by Parent upon a breach of any representation, warranty, covenant or agreement on the part of the PSH Parties set forth in this Agreement or on the part of the Company set forth in the Merger Agreement, or if any representation or warranty of the PSH Parties or the Company in the Merger Agreement shall have become untrue, in either case such that the conditions set forth in Section 1.08(c)(i) would not be satisfied ("Terminating PSH Breach"); provided, however, that, if such Terminating PSH Breach is curable by the PSH Parties through the exercise of its reasonable efforts and for so long as the PSH Parties continue to exercise such reasonable efforts, Parent may not terminate this Agreement under this Section 6.01(e); or

          (f) by the PSH Parties upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement or on the part of the Parent or Merger Sub set forth in the Merger Agreement, or if any representation or warranty of Parent or Merger Sub under the Merger Agreement shall have become untrue, in either case such that the conditions set forth in Section 1.08(b)(i) would not be satisfied ("Terminating Parent PSH Breach"); provided, however, that, if such Terminating Parent PSH Breach is curable by Parent through the exercise of their respective reasonable efforts and for so long as Parent and PSH Parties continue to exercise such reasonable efforts, the PSH Parties may not terminate this Agreement under this Section 6.01(f).

     SECTION 6.02. Effect of Termination. In the event of termination of this Agreement pursuant to Section 6.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, or the PSH Parties or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the wilful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.01. Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, by facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by

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

reputable overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.01):

     if to Parent:
          International Speedway Corporation
          1801 W. International Speedway Blvd.
          Daytona Beach, FL 32114
          Facsimile No.: (904) 947-6884
          Attention: W. Garret Crotty, Esq.

     with a copy to:
          Shearman & Sterling
          599 Lexington Avenue
          New York, New York 10022
          Facsimile No.: (212) 848-7179
          Attention: John A. Marzulli, Jr., Esq.

     if to the PSH Parties:
          Penske Motorsports, Inc.
          13400 West Outer Drive
          Detroit, MI 48239-4001
          Facsimile No.: (313) 592-7332
          Attention: Roger S. Penske

     with a copy to:
          Penske Motorsports, Inc.
          13400 West Outer Drive
          Detroit, MI 48239-4001
          Facsimile No.: (313) 592-7332
          Attention: Robert H. Kurnick, Jr., Esq.

     SECTION 7.02. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

     SECTION 7.03. Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign this Agreement to an Affiliate of Parent without the consent of the other parties hereto, provided that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person or entity other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     SECTION 7.04. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 7.05. Governing Law; Forum. Except to the extent that the provisions hereof with regard to the Merger relate to the internal affairs of PSH and therefore are governed by the DGCL, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. All actions and proceedings arising out of or relating to this Agreement may be heard and determined in any State or federal court of competent jurisdiction located in the County of New York, State of New York. In connection therewith, each of the parties to this Agreement irrevocably
(i) consents to submit itself to the personal jurisdiction of the State and federal courts of competent jurisdiction located in the County of New York, State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) hereby consents to service of process pursuant to the notice provisions set forth in Section 7.01.

     SECTION 7.06. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 7.07. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 7.08. Further Assurances. Each of the parties will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     SECTION 7.09. Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. This Agreement may not be amended or terminated except by an instrument in writing signed by all the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

     SECTION 7.10. Public Announcements. Except as may be required by applicable Law or the rules of any securities exchange on which the shares of any party are listed, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

     SECTION 7.11. Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

            [The Remainder of This Page is Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                          INTERNATIONAL SPEEDWAY
                                          CORPORATION

                                          By:     /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                              Name: William C. France
                                              Title:  Chief Executive Officer

                                          PENSKE PERFORMANCE, INC.

                                          By:      /s/ ROGER S. PENSKE
                                            ------------------------------------
                                              Name: Roger S. Penske
                                              Title:  President

                                          PSH CORP.

                                          By:      /s/ ROGER S. PENSKE
                                            ------------------------------------
                                              Name: Roger S. Penske
                                              Title:  Chairman

PENSKE CORPORATION
Solely as to Section 4.14

By:       /s/ ROGER S. PENSKE
    ----------------------------------
    Name: Roger S. Penske
    Title:  Chairman

                                                                         ANNEX C
                             [GREENHILL & CO. LOGO]

                                                                    May 10, 1999
Board of Directors
International Speedway Corporation
Post Office Box 2801
Daytona Beach, Florida 32120-2801

Members of the Board:

     We understand that International Speedway Corporation ("ISC"), 88 Corp., a wholly owned subsidiary of ISC (the "Merger Sub"), and Penske Motorsports, Inc. ("PMI") propose to enter into an Agreement and Plan of Merger, dated as of May 10, 1999 (the "Merger Agreement"), which provides, among other things, for the merger of PMI with and into the Merger Sub (the "Merger"). Pursuant to the Merger, each outstanding share of Common Stock, par value $0.01 per share, of PMI (the "PMI Common Stock"), other than shares held in treasury or held by ISC or any directly owned subsidiary of ISC or PMI (including PSH Corp.), will be converted into the right to receive, at the option of each holder, either (i) $15.00 in cash and a fraction (the "First Exchange Ratio") of a share of ISC Common Stock equal to the quotient of $35.00 divided by the average closing price of ISC Common Stock during the 20 day trading period ending two trading days before the effective time of the Merger, provided that the First Exchange Ratio shall not exceed 0.842 or be less than 0.655 (the "Cash/Stock Consideration"), or (ii) a fraction (the "Second Exchange Ratio") of a share of ISC Common Stock equal to the quotient of $50.00 divided by the average closing stock price during the 20 day trading period ending two trading days before the effective time of the Merger, provided that the Second Exchange Ratio shall not exceed 1.203 or be less than 0.936 (the "Stock Consideration", and together with the Cash/Stock Consideration, the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

     You have asked Greenhill & Co., LLC ("Greenhill & Co.") to render its opinion as to whether, as of the date hereof, the Merger Consideration is fair from a financial point of view to ISC.

     For purposes of the opinion set forth herein, we have:

    (i) reviewed certain publicly available financial statements and other information of ISC and PMI, respectively;

    (ii) reviewed certain internal financial statements, financial projections and other financial and operating data concerning ISC and PMI prepared by the management of ISC and PMI;

    (iii) reviewed and discussed the past and current operations as well as the financial condition and prospects of PMI with senior executives of PMI;

    (iv) reviewed and discussed the past and current operations as well as the financial condition and prospects of ISC with senior executives of ISC;

    (v) reviewed the pro forma impact of the Merger on the earnings per share of ISC;

    (vi) reviewed recent reported prices and trading activity for the ISC Common Stock and the PMI Common Stock;

  GREENHILL & CO., LLC - 31 West 52nd Street - 16th Floor - New York, New York
                                     10019
                    Tel (212) 408-0660 - Fax (212) 408-0685

    (vii) compared the financial performance of ISC and PMI and the prices and trading activity of the ISC Common Stock and the PMI Common Stock with that of certain other publicly-traded companies and their securities;
    (viii) reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that we deemed relevant;
    (ix) reviewed and discussed with the senior management of ISC the strategic rationale of the Merger;
    (x) participated in discussions and negotiations among representatives of ISC and PMI and their financial and legal advisors;
    (xi) reviewed the draft Merger Agreement and certain related agreements; and
    (xii) performed such other analyses and reviewed such other information as we deemed appropriate.

     We assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections and other financial and operating data and discussions relating to strategic, financial and operational benefits anticipated from the Merger provided by ISC and PMI, we assumed that such information was reasonably prepared and reflected the best currently available estimates and judgments of the prospects of ISC and PMI, respectively. We also relied upon, without independent verification, the assessment of the management of both ISC and PMI of the strategic and other benefits expected to result from the Merger. We also relied upon, without independent verification, the assessment by the management of both ISC and PMI of ISC's and PMI's products and services, the timing and risks associated with the integration of the business of PMI with ISC, and the timing and risks associated with PMI's and ISC's existing and future products and services. We did not make any independent valuation or appraisal of the assets or liabilities of ISC or PMI, nor have we been furnished with any such appraisals. In addition, we assumed that the transaction will be accounted for as a "purchase" transaction in accordance with U.S. Generally Accepted Accounting Principles and that the Merger will be treated as a tax-free reorganization and/or exchange pursuant to the Internal Revenue Code. We further assumed that the transaction described in the draft Merger Agreement will be consummated substantially on the terms set forth therein. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We express no opinion as to which form of merger consideration a shareholder of PMI should elect, nor do we opine on the value of one form of Merger Consideration relative to the value of the other form of Merger Consideration. No opinion is expressed herein as to the price at which the ISC Common Stock to be issued in the Merger to the shareholders of PMI may trade at any time.

     Greenhill & Co. acted as financial advisor to the Board of Directors of ISC in connection with this transaction and will receive a fee for its services. It is understood that this letter is for the information of the Board of Directors of ISC and may not be used for any other purposes without our prior written consent, provided that this letter may be reproduced in full in a proxy statement related to the Merger.

     Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration is fair from a financial point of view to ISC.

                                          Very Truly Yours,

                                          GREENHILL & CO., LLC

                                          By: /s/ SCOTT L. BOK
                                            ------------------------------------
                                              Scott L. Bok
                                              Managing Director

                                                                    May 10, 1999

Board of Directors
International Speedway Corporation
Post Office Box 2801
Daytona Beach, Florida 32120-2801

Members of the Board:

     We understand that International Speedway Corporation ("ISC"), Penske Performance, Inc., PSH Corp. ("PSH") and Penske Corporation propose to enter into a Secondary Agreement and Plan of Merger, dated as of May 10, 1999 (the "Secondary Merger Agreement"), which provides, among other things, for the merger of PSH with and into ISC (the "Secondary Merger"). Pursuant to the Secondary Merger, each outstanding share of PSH Common Stock (the "PSH Common Stock") shall be converted into the right to receive $116,156.95 in cash and a fraction (the "PSH Exchange Ratio") of a share of ISC Class A Common Stock (the "ISC Common Stock") equal to the quotient of $271,032.88 divided by the average closing price of ISC Common Stock during the 20-day trading period ending two trading days before the effective time of the Secondary Merger, provided that the PSH Exchange Ratio shall not exceed $6,521.092 or be less than $5,071.960 (the "Secondary Merger Consideration"). The terms and conditions of the Secondary Merger are more fully set forth in the Secondary Merger Agreement.

     You have asked Greenhill & Co., LLC ("Greenhill & Co.") to render its opinion as to whether, as of the date hereof, the Secondary Merger Consideration is fair from a financial point of view to ISC.

     For purposes of the opinion set forth herein, we have:

    (i) reviewed certain publicly available financial statements and other information of ISC and PSH, respectively;

    (ii) reviewed certain internal financial statements, financial projections and other financial and operating data concerning ISC and PSH prepared by the management of ISC and PSH;

    (iii) reviewed and discussed the past and current operations as well as the financial condition and prospects of PSH with senior executives of PSH;

    (iv) reviewed and discussed the past and current operations as well as the financial condition and prospects of ISC with senior executives of ISC;

    (v) reviewed the business, assets and financial condition of PSH;

    (vi) reviewed the pro forma impact of the Secondary Merger on the earnings per share of ISC;

    (vii) reviewed recent reported prices and trading activity for the ISC Common Stock and the PSH Common Stock;

    (viii) compared the financial performance of ISC and PSH and the prices and trading activity of the ISC Common Stock and the PSH Common Stock with that of certain other publicly-traded companies and their securities;

    (ix) reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that we deemed relevant;

    (x) reviewed and discussed with the senior management of ISC the strategic rationale of the Secondary Merger;

    (xi) participated in discussions and negotiations among representatives of ISC and PSH and their financial and legal advisors;

    (xii) reviewed the draft Secondary Merger Agreement and certain related agreements; and

    (xiii) performed such other analyses and reviewed such other information as we deemed appropriate.

     We assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections and other financial and operating data and discussions relating to strategic, financial and operational benefits anticipated from the Secondary Merger provided by ISC and PSH, we assumed that such information was reasonably prepared and reflected the best currently available estimates and judgments of the prospects of ISC and PSH, respectively. We also relied upon, without independent verification, the assessment of the management of both ISC and PSH of the strategic and other benefits expected to result from the Secondary Merger. We did not make any independent valuation or appraisal of the assets or liabilities of ISC or PSH, nor have we been furnished with any such appraisals. In addition, we assumed that the transaction will be accounted for as a "purchase" transaction in accordance with U.S. Generally Accepted Accounting Principles and that the Secondary Merger will be treated as a tax-free reorganization and/or exchange pursuant to the Internal Revenue Code. We further assumed that the transaction described in the draft Secondary Merger Agreement will be consummated substantially on the terms set forth therein. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We express no opinion as to the fairness of the Secondary Merger Consideration to any shareholder of PSH other than ISC. No opinion is expressed herein as to the price at which the ISC Common Stock to be issued in the Secondary Merger to the shareholders of PSH may trade at any time.

     Greenhill & Co. acted as financial advisor to the Board of Directors of ISC in connection with this transaction and will receive a fee for its services. It is understood that this letter is for the information of the Board of Directors of ISC and may not be used for any other purposes without our prior written consent, provided that this letter may be reproduced in full in a proxy statement related to the Secondary Merger. Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Secondary Merger Consideration is fair from a financial point of view to ISC.

                                          Very Truly Yours,

                                          GREENHILL & CO., LLC

                                          By: /s/ SCOTT L. BOK
                                            ------------------------------------
                                              Scott L. Bok
                                              Managing Director

                                                                         ANNEX D

                                                     INVESTMENT BANKING

                                                     CORPORATE AND INSTITUTIONAL
                                                     CLIENT GROUP

                                                     WORLD FINANCIAL CENTER
                                                     NORTH TOWER
                                                     NEW YORK, NEW YORK
                                                     10281-1330
[MERRILL LYNCH LOGO]                                 212-449-1000

                                                                    May 10, 1999

Board of Directors
Penske Motorsports, Inc.
13400 West Outer Drive
Detroit, MI 48239-4001

Gentlemen:

     Penske Motorsports, Inc. (the "Company") and International Speedway Corporation (the "Acquiror") propose to enter into an Agreement and Plan of Merger, dated as of May 10, 1999 (the "Agreement"), pursuant to which the Company would be merged with and into a wholly owned subsidiary of the Acquiror in a transaction (the "Merger") in which each outstanding share of the Company's common stock, par value $0.01 per share (the "Company Shares"), will be converted into the right to receive either (i) a fraction of a share of common stock of the Acquiror, $.01 par value per share, (the "Acquiror Shares") (subject to adjustment as specified in the Agreement) not to exceed 1.203 or be less than 0.936 or (ii) $15.00 per share in cash and a fraction of an Acquiror Share (subject to adjustment as specified in the Agreement) not to exceed 0.842 or be less than 0.655 (together, the "Consideration"), subject to certain election procedures set forth in the Agreement, as to which we express no view.

     In connection with the Merger, PSH Corp. ("PSH"), Penske Corporation, Penske Performance, Inc. and the Acquiror have entered into a related Agreement and Plan of Merger, dated as of May 10, 1999 (the "PSH Agreement"), pursuant to which, immediately prior to the Merger, PSH will be merged with and into the Acquiror, in a transaction in which each outstanding share of PSH's common stock, par value $0.01 per share will be converted into the right to receive $116,156.95 per share in cash and a fraction of an Acquiror share (subject to adjustment as specified in the PSH Agreement) not to exceed 6,521.092 or be less than 5,071.960. PSH currently owns 7,801,875 Company Shares, representing approximately 57% of the issued and outstanding Company Shares.

     You have asked us whether, in our opinion, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to such holders, other than the Acquiror and its affiliates.

     In arriving at the opinion set forth below, we have, among other things:

        (1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

        (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the Acquiror furnished to us by the Company and the Acquiror;

        (3) Conducted discussions with members of senior management of the Company and the Acquiror concerning the matters described in clauses 1 and 2 above, as well as their respective businesses and prospects before and after giving effect to the Merger;

        (4) Reviewed the market prices and valuation multiples for the Company Shares and the Acquiror Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

        (5) Reviewed the results of operations of the Company and the Acquiror and compared them with those of certain publicly traded companies that we deemed to be relevant;

        (6) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

        (7) Participated in certain discussions among representatives of the Company and the Acquiror and their financial and legal advisors;

        (8) Reviewed the Agreement and the PSH Agreement both dated May 10, 1999; and

        (9) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Acquiror. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or the Acquiror. With respect to the financial forecast information furnished to or discussed with us by the Company or the Acquiror, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company or the Acquiror, as the case may be. We have also assumed that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes.

     Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof.

     In connection with the preparation of this opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or any part of the Company.

     We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services in rendering this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares and other securities of the Company, as well as Acquiror Shares and other securities of the Acquiror, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger or any matter related thereto.

     We are not expressing any opinion herein as to the prices at which the Company Shares or the Acquiror Shares will trade following the announcement or consummation of the Merger.

     On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to the holders of such shares, other than the Acquiror and its affiliates.

                                          Very truly yours,

                                          /s/ MERRILL LYNCH, PIERCE, FENNER &
                                                          SMITH
                                                          INCORPORATED

                                                                         ANNEX E
                                                                  CONFORMED COPY

     VOTING AND PROXY AGREEMENT, dated as of May 10, 1999 (this "Agreement"), by and among Penske Motorsports, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), PSH Corp., a corporation organized under the laws of the State of Delaware ("PSH"), and the persons and entities listed on Schedule A hereto (collectively, the "Parent Stockholders").

     WHEREAS, International Speedway Corporation, a corporation organized under the laws of the State of Florida ("Parent"), and 88 Corp., a corporation organized under the laws of the State of Delaware ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement), with the Company, that provides, upon the terms and subject to the conditions set forth therein, for the merger of the Company with and into Merger Sub (the "Merger");

     WHEREAS, Parent, Penske Performance, Inc., a corporation organized under the laws of the State of Delaware ("Performance"), PSH and Penske Corporation, a corporation organized under the laws of the State of Delaware, entered into an Agreement and Plan of Merger (the "PSH Merger Agreement") which provides, upon the terms and subject to the conditions set forth therein, for the merger of PSH with and into Parent (the "PSH Merger");

     WHEREAS, as of the date hereof, each Parent Stockholder is the beneficial owner of the number of shares of capital stock of Parent set forth after the name of such Parent Stockholder on Schedule A hereto (the "Parent Shares");

     WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has required that the Parent Stockholders agree, and in order to induce the Company to enter into the Merger Agreement, the Parent Stockholders have agreed, to enter into this Agreement; and

     WHEREAS, as a condition to the willingness of PSH and Performance to enter into the PSH Merger Agreement, each of PSH and Performance have required that the Parent Stockholders agree, and in order to induce PSH and Performance to enter into the PSH Merger Agreement, the Parent Stockholders have agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           VOTING AGREEMENT AND PROXY

     SECTION 1.01. Voting Agreement. Each Parent Stockholder hereby agrees that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Section 5.01 hereof, at any meeting of the stockholders of Parent, however called, and in any action by consent of the stockholders of Parent, each Parent Stockholder will vote (or cause to be voted) the Parent Shares owned by it in favor of (i) the approval of the Parent Stock Issuance as set forth in Section 6.01(a) of the Merger Agreement, (ii) the approval of the issuance of Parent Common Stock contemplated by Section 1.06(a) of the PSH Merger Agreement, and (iii) the amendment of Parent's Certificate of Incorporation to increase the maximum size of the Board of Directors of Parent to 18 members. Each Parent Stockholder shall not enter into any agreement or understanding with any person or entity to vote the Parent Shares owned by it or give instructions in any manner inconsistent with this Section 1.01. Each Parent Stockholder acknowledges receipt and review of a copy of the Merger Agreement and the PSH Merger Agreement.

     SECTION 1.02. Irrevocable Proxy. If, and only if, a Parent Stockholder fails to comply with the provisions of Section 1.01 (as determined by the Company or PSH in their sole discretion), such Parent

Stockholder hereby agrees that such failure shall result, without any further action by it, in the irrevocable appointment of the Company or PSH, and each of its officers, as such Parent Stockholder's attorney and proxy with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Parent Shares owned by such Parent Stockholder at any meeting of stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1.01. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A PARENT STOCKHOLDER MAY TRANSFER ANY OF THE PARENT SHARES. Each Parent Stockholder hereby revokes all other proxies and powers of attorney with respect to the Parent Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by any Parent Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the termination of the irrevocable proxy, and any obligation of a Parent Stockholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Parent Stockholder.

                                   ARTICLE II

           REPRESENTATIONS AND WARRANTIES OF THE PARENT STOCKHOLDERS

     Each Parent Stockholder hereby severally represents and warrants to the Company and PSH as follows:

     SECTION 2.01. Authority Relative to This Agreement. Each Parent Stockholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Parent Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Parent Stockholder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary entity action. This Agreement has been duly and validly executed and delivered by each Parent Stockholder and, assuming the due authorization, execution and delivery by the Company and PSH, constitutes a legal, valid and binding obligation of such Parent Stockholder, enforceable against such Parent Stockholder in accordance with its terms.

     SECTION 2.02. No Conflict. The execution and delivery of this Agreement by each Parent Stockholder does not, and the performance of this Agreement by each Parent Stockholder will not, (a) conflict with or violate the organizational documents, if any, of such Parent Stockholder, (b) conflict with or violate any Law applicable to such Parent Stockholder or by which the assets or properties owned by such Parent Stockholder are bound or affected, or (c) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, charge or other encumbrance on any asset or property owned by such Parent Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Parent Stockholder is a party or by which any of its assets or properties is bound or affected.

     SECTION 2.03. The Parent Shares. Each Parent Stockholder is the beneficial owner of the number of Parent Shares set forth after the name of such Parent Stockholder on Schedule A hereto free and clear of all Liens. The Parent Shares are the only shares of common stock owned by each of the Parent Stockholders. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the shares of capital stock of Parent owned by each Parent Stockholder.

                                  ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PSH

     The Company and PSH hereby represent and warrant to each Parent Stockholder as follows:

     SECTION 3.01. Authority Relative to This Agreement. Each of the Company and PSH is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and PSH has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the Company and PSH and the consummation by each of the Company and PSH of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by each of the Company and PSH and, assuming the due authorization, execution and delivery by each Parent Stockholder, constitutes a legal, valid and binding obligation of the Company and PSH, enforceable against each of them in accordance with its terms.

     SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Company or PSH does not, and the performance of this Agreement by the Company or PSH will not, (a) conflict with or violate the respective Certificate of Incorporation or By-laws of the Company or PSH, (b) conflict with or violate any Law applicable to the Company or PSH or by which the assets or properties owned by the Company or PSH are bound or affected, or (c) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, charge or other encumbrance on any asset or property owned by the Company or PSH pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which either the Company or PSH is a party or by which any of its assets or properties is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences that would not prejudice or impair the performance of the obligations of either party under this Agreement.

                                   ARTICLE IV

                      COVENANTS OF THE PARENT STOCKHOLDERS

     SECTION 4.01. Encumbrance of Shares. Each Parent Stockholder agrees that from the date of this Agreement until the termination of this Agreement pursuant to Section 5.01, it shall not (i) grant a proxy or power of attorney or otherwise limit any of such Parent Stockholder's voting rights with respect to the Parent Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would make any representation or warranty of any Parent Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling any Parent Stockholder from performing its obligations or (iii) directly or indirectly, initiate, solicit or encourage any person or entity to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

     SECTION 4.02. Regulatory and Other Authorizations. Each Parent Stockholder shall cooperate with Parent, the Company and PSH in the making of all necessary filings, and thereafter any other required submissions, with respect to the Merger Agreement, the Merger, the PSH Merger Agreement and the PSH Merger and the other transactions contemplated thereby required under (A) the HSR Act and (B) any other applicable Law.

     SECTION 4.03. Parent Board of Directors Representation. Each Parent Stockholder agrees that at any meeting of the stockholders of Parent, however called, and in any action by consent of the stockholders of Parent, each Parent Stockholder will vote (or cause to be voted) the Parent Shares owned by it in favor of the nominee or nominees for the Board of Directors of Parent, designated by Performance pursuant to Section 4.05 of the PSH Merger Agreement, subject to the limitations set forth therein.

     SECTION 4.04. Assignment. If any Parent Stockholder sells or otherwise transfers the Parent Shares held by any of them to any of their affiliates, then it shall be a condition precedent to such sale or transfer that the transferee expressly assumes the obligations of such Parent Stockholder hereunder. For purposes of this Section 4.04, "affiliates" includes members of the "France Family Group" as defined in the proxy statement for the annual meeting of the stockholders of the Company to be held on May 11, 1999, and any partnership, trust, corporation, limited liability company or other entity which is controlled by any member or members of the France Family Group.

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 5.01. Termination. With respect to those obligations of the Parent Stockholders relating to the Merger and the consummation of the transactions contemplated thereby, this Agreement shall terminate with respect to such obligations upon the effective time of the Merger. With respect to those obligations of the Parent Stockholders relating to the PSH Merger (as defined in the PSH Merger Agreement) and the consummation of the transactions contemplated thereby, this Agreement shall terminate with respect to such obligations upon the effective time of the PSH Merger. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall automatically terminate at the time when Parent has no further obligations under Section 4.05 of the PSH Merger Agreement. Upon the termination of this Agreement, no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect. Nothing in this Section 5.01 shall relieve any party of liability for any breach of this Agreement.

     SECTION 5.02. Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by reputable overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.02):

     if to the Parent Stockholders:

          The name of such Parent Stockholders set forth on Schedule A hereto.

          c/o International Speedway Corporation
          1801 W. International Speedway Blvd.
          Daytona Beach, FL 32114
          Facsimile No.: (904) 947-6884
          Attention: W. Garret Crotty, Esq.

     with a copy to:

          Shearman & Sterling
          599 Lexington Avenue
          New York, New York 10022
          Facsimile No.: (212) 848-7179
          Attention: John A. Marzulli, Jr., Esq.

     if to the Company:

          Penske Motorsports, Inc.
          13400 West Outer Drive
          Detroit, MI 48239-4001
          Facsimile No.: (313) 592-7332
          Attention: Roger S. Penske
     with a copy to:

          Morris, Nichols, Arsht & Tunnell
          1201 N. Market Street, 18th Floor
          Wilmington, DE 19801
          Facsimile No.: (302) 658-3989
          Attention: A. Gilchrist Sparks, III, Esq. and
                     Andrew M. Johnston, Esq.

          and

          Honigman Miller Schwartz and Cohn
          2290 First National Bldg.
          660 Woodward Avenue
          Detroit, MI 48226-3583
          Facsimile No.: (313) 465-7381
          Attention: David Foltyn, Esq.

     if to PSH:

          c/o Penske Motorsports, Inc.
          13400 West Outer Drive
          Detroit, MI 48239 -4001
          Facsimile No.: (313) 592-7332
          Attention: Roger S. Penske

     with a copy to:

          c/o Penske Motorsports, Inc.
          13400 West Outer Drive
          Detroit, MI 48239-4001
          Facsimile No.: (313) 592-7332
          Attention: Robert H. Kurnick, Jr., Esq.

     SECTION 5.03. Amendment; Severability. This Agreement may not be amended except by an instrument in writing signed by all the parties hereto. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

     SECTION 5.04. Assignment; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person or entity other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided, however, that Performance is specifically intended to benefit from and shall be entitled to enforce the obligations of the Parent Stockholders that are set forth in Section 4.03.

     SECTION 5.05. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 5.06. Governing Law; Forum; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. All actions and proceedings arising out of or relating to this Agreement may be heard and determined in any state or federal court of competent jurisdiction located in the County of New York, State of New York. In connection therewith, each of the parties to this Agreement irrevocably (i) consents to submit itself to the personal jurisdiction of the state and federal courts of competent jurisdiction located in the County of New York, State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) hereby consents to service of process pursuant to the notice provisions set forth in Section 5.02.

     (b) Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

     SECTION 5.07. Counterparts; Entire Agreement; Further Assurances. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. Each of the parties will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     SECTION 5.08. Public Announcements. Except as may be required by applicable Law or the rules of any securities exchange on which the shares of any party are listed, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

            [The Remainder of This Page Is Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          PENSKE MOTORSPORTS, INC.

                                          By       /s/ ROGER S. PENSKE
                                            ------------------------------------
                                            Name: Roger S. Penske
                                             Title:  Chairman

                                          PSH CORP.

                                          By       /s/ ROGER S. PENSKE
                                            ------------------------------------
                                            Name: Roger S. Penske
                                             Title:  Chairman

                                          WESTERN OPPORTUNITY
                                          LIMITED PARTNERSHIP

                                          By its General Partner

                                          SIERRA CENTRAL CORP.

                                          By      /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                            Name: William C. France
                                             Title:  President

                                          WHITE RIVER INVESTMENT
                                          LIMITED PARTNERSHIP

                                          By its General Partner

                                          CEN ROCK CORP.

                                          By      /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                            Name: William C. France
                                             Title:  President

                                          POLK CITY LIMITED PARTNERSHIP

                                          By its General Partner

                                          BOONE COUNTY CORPORATION

                                          By      /s/ WILLIAM C. FRANCE
                                            ------------------------------------
                                            Name: William C. France
                                             Title:  President

                                          CARL INVESTMENT LIMITED
                                          PARTNERSHIP

                                          By its General Partner

                                          QUATERNARY INVESTMENT COMPANY

                                          By       /s/ JAMES C. FRANCE
                                            ------------------------------------
                                            Name: James C. France
                                             Title:  President

                                   SCHEDULE A

                                                                NUMBER OF
PARENT STOCKHOLDER                                            PARENT SHARES
------------------                                            -------------
WESTERN OPPORTUNITY LIMITED PARTNERSHIP.....................    9,115,125
WHITE RIVER INVESTMENT LIMITED PARTNERSHIP..................    1,880,502
POLK CITY LIMITED PARTNERSHIP...............................    4,344,874
CARL INVESTMENT LIMITED PARTNERSHIP.........................    4,052,369

                                                                         ANNEX F

          FORM OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION
                     OF INTERNATIONAL SPEEDWAY CORPORATION

                    AMENDMENT TO SECTION A OF ARTICLE VI OF
             THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OF
                       INTERNATIONAL SPEEDWAY CORPORATION

     Resolved, that the first sentence of Section A of Article VI of the Restated Articles of Incorporation, as amended, of International Speedway Corporation, be deleted in its entirety and the following sentence be inserted in its place:

     A. NUMBER AND TERM OF DIRECTORS. The number of members of the Corporation's Board shall be fixed from time to time by resolution of the Board.

                             [FRONT OF PROXY CARD]

                       INTERNATIONAL SPEEDWAY CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS

                                 JULY 26, 1999


                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF INTERNATIONAL SPEEDWAY CORPORATION


The undersigned hereby appoints William C. France and W. Garrett Crotty, and each of them with full power to act without the others, as proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of class A common stock, par value $0.01 per share, of International Speedway Corporation ("International Speedway") or all of the shares of class B common stock, par value $0.01 per share, of International Speedway which the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Stockholders of International Speedway to be held at Daytona USA, 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, on July 26, 1999 at 9:30 a.m., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this Proxy and more fully described in the Notice of Special Meeting of Stockholders dated June 21, 1999 and the Joint Proxy Statement/Prospectus dated June 21, 1999 related to the Special Meeting, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon all matters presented at the Special Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.



THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR EACH PROPOSAL SET FORTH ON THE REVERSE HEREOF AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE JOINT PROXY STATEMENT/PROSPECTUS (WITH ALL ENCLOSURES AND ATTACHMENTS) DATED JUNE 21, 1999 RELATED TO THE SPECIAL MEETING.


IMPORTANT -- THIS PROXY MUST BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE.

                          (Continued on reverse side)

                              [BACK OF PROXY CARD]
[X]  Please mark your votes
     as in this example.

THE INTERNATIONAL SPEEDWAY BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to issue up to 7,755,000 shares of International Speedway Class A Common Stock in exchange for shares of common stock, par value $0.01 per share, of Penske Motorsports, Inc., pursuant to the Merger Agreement.

              [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

2. Proposal to issue up to 5,260,000 shares of International Speedway Class A Common Stock in exchange for shares of common stock, par value $0.01 per share, of PSH Corp., pursuant to the PSH Merger Agreement.

              [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. Proposal to amend International Speedway's Amended and Restated Articles of Incorporation to permit the International Speedway board to determine from time to time the number of directors who will serve on the board.

              [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

Please sign your name exactly as imprinted (do not print). Please include any address changes. If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

                                                          Dated: -----------------------
--------------------------------------------------------
Signature

                                                          Dated: -----------------------
--------------------------------------------------------
Signature if held jointly

             PLEASE COMPLETE, DATE AND RETURN THIS PROXY PROMPTLY.

                             [FRONT OF PROXY CARD]

                            PENSKE MOTORSPORTS, INC.
                            13400 OUTER DRIVE, WEST
                            DETROIT, MICHIGAN 48239

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF PENSKE MOTORSPORTS, INC.


The undersigned hereby appoints Roger Penske, Gregory Penske and Walter Czarnecki, and each of them with full power to act without the others, as proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $0.01 per share, of Penske Motorsports, Inc. ("Penske Motorsports") which the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Stockholders of Penske Motorsports to be held at Detroit Diesel Corporation, 13400 West Outer Drive, Detroit, MI 48239-4001, on July 26, 1999 at 11:00 a.m., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this Proxy and more fully described in the Notice of Special Meeting of Stockholders dated June 21, 1999 and the Joint Proxy Statement/Prospectus dated June 21, 1999 and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon all matters presented at the Special Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.



THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE JOINT PROXY STATEMENT/PROSPECTUS (WITH ALL ENCLOSURES AND ATTACHMENTS) DATED JUNE 21, 1999 RELATED TO THE SPECIAL MEETING.


IMPORTANT -- THIS PROXY MUST BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE.

                          (Continued on reverse side)

                              [BACK OF PROXY CARD]
[X]  Please mark your votes
     as in this example.

     THE PENSKE MOTORSPORTS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:


1. Proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of May 10, 1999 as amended by Amendment No. 1 thereto dated as of June 21, 1999, among International Speedway Corporation, a Florida corporation ("International Speedway"), 88 Corp., a Delaware corporation and a wholly-owned subsidiary of International Speedway ("88 Corp."), and Penske Motorsports, pursuant to which, among other things, (a) Penske Motorsports will be merged with and into 88 Corp., which will be the surviving corporation, and Penske Motorsports will become a wholly owned subsidiary of International Speedway and (b) each outstanding share of common stock, par value $0.01 per share, of Penske Motorsports will be converted into the right to receive either (i) $50.00 worth of class A common stock, par value $0.01 per share, of International Speedway, or (ii) $35.00 worth of class A common stock, par value $0.01 per share, of International Speedway plus $15.00 in cash.


              [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

Please sign your name exactly as imprinted (do not print). Please include any address changes. If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

                                                          Dated: -----------------------
--------------------------------------------------------
Signature

                                                          Dated: -----------------------
--------------------------------------------------------
Signature if held jointly

             PLEASE COMPLETE, DATE AND RETURN THIS PROXY PROMPTLY.